      As filed with the Securities and Exchange Commission on May 24, 1999

                                                      Registration No. 333-74457

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           ________________________

                              AMENDMENT NO. 1 TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933
                           ________________________

            Distribution Financial Services Floorplan Master Trust
                   (Issuer with respect to the Certificates)
                           ________________________

                     Deutsche Floorplan Receivables, L.P.
            (Exact Name of Registrant as Specified in its Charter)


            Delaware                      655 Maryville Centre Drive              88-0355652
  (State or other Jurisdiction of         St. Louis, Missouri 63141            (I.R.S. Employer
  Incorporation or Organization)                (314) 523-3000               Identification Number)
                              (Address, Including Zip Code, and Telephone Number,
                        Including Area Code, of Registrant's Principal Executive Offices)
                           ________________________

                                Naran Burchinow
                   Senior Vice President and General Counsel
                    Deutsche Financial Services Corporation
                          655 Maryville Centre Drive
                           St. Louis, Missouri 63141
                                (314) 523-3905
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)
                           ________________________

                                With copies to:
     Marc L. Klyman                                    Stuart M. Litwin
     Mayer, Brown & Platt                              Mayer, Brown & Platt
     190 S. LaSalle Street                             190 S. LaSalle Street
     Chicago, Illinois 60603                           Chicago, Illinois 60603
     (312) 701-8053                                    (312) 701-7373

  Approximate date of commencement of proposed sale to the public: As soon as practicable after Registration Statement becomes effective.
                           ________________________

  If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If the delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]


                           ________________________
                        CALCULATION OF REGISTRATION FEE

================================================================================================================
                                                         Proposed         Proposed Maximum     Amount of
          Title of                 Amount to         Maximum Offering    Aggregate Offering   Registration
 Securities to Be Registered   Be Registered/(1)/  Price Per Unit/(2)/       Price/(2)/         Fee/(3)/
----------------------------------------------------------------------------------------------------------------
Asset Backed Certificates....       $1,000,000              100%              $1,000,000          $278
================================================================================================================

/(1)/ This Registration Statement relates to the initial offering from time to time of the Asset Backed Certificates. This Registration Statement also relates to any resales of Asset Backed certificates in market making transactions by Deutsche Bank Securities Inc., an affiliate of the Registrant, to the extent required.

/(2)/  Estimated solely for purposes of calculating the registration fee.

/(3)/  Previously paid.

                           ________________________
THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this prospectus supplement and the prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement and the prospectus are not an offer to sell these securities and they are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


           Prospectus Supplement to Prospectus dated [              ]

             Distribution Financial Services Floorplan Master Trust
                                     Issuer

        $[             ] Asset Backed Certificates, Series [          ]


                      DEUTSCHE FLOORPLAN RECEIVABLES, L.P.
                                     Seller

                    DEUTSCHE FINANCIAL SERVICES CORPORATION
                                    Servicer

The certificates represent interests in the trust only and do not represent obligations of or interests in, and are not guaranteed by, Deutsche Floorplan Receivables, L.P., Deutsche Financial Services Corporation, Deutsche Bank AG or any other person or entity. This prospectus supplement and the accompanying prospectus together constitute the full prospectus for your series of certificates.

Investing in the certificates involves certain risks. You should consider the discussion under "Risk Factors" beginning on page S-10 of this prospectus supplement and page 3 of the accompanying prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the prospectus. Any representation to the contrary is a criminal offense.

                                                           Expected                    Underwriting        Net
                                 Principal    Interest      Final        Price to     Discounts and     Proceeds to
                                  Amount        Rate     Payment Date    Public (1)    Commissions         Seller
                                 ----------   --------   ------------   -----------   -------------     -----------
Class A certificates............                (2)
Class B certificates............                (3)
Total

(1) Plus accrued interest, if any, from [     ].
(2) [Lesser of (a) LIBOR plus __% per annum and (b) the net receivables rate.]
(3) [Lesser of (a) LIBOR plus __% per annum and (b) the net receivables rate.]


The certificates are offered on the condition of prior sale, when, as and if issued to and accepted by the underwriters and limited by their right to reject orders in whole or in part. It is expected that delivery of the certificates will be made in book-entry form only through the facilities of The Depository Trust Company, Cedel Bank, societe anonyme and Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system, on or about
[     ].


                          [Name(s) of Underwriter(s)]

                                    [DATE]

             Important notice about information presented in this prospectus supplement and the accompanying prospectus

     We tell you about the certificates in two separate documents that progressively provide more detail: (a) the accompanying prospectus, which provides general information, some of which may not apply to your certificates, and (b) this prospectus supplement, which describes specific terms of your series of certificates.

     If the terms of the certificates of your series vary between this prospectus supplement and the prospectus, you should rely on the information in this prospectus supplement.

     You should rely only on the information provided in this prospectus supplement and the accompanying prospectus including the information incorporated by reference. We have not authorized anyone to provide you with other or different information. We are not offering the certificates in any state where the offer is not permitted. We do not claim the accuracy of the information in this prospectus supplement or the accompanying prospectus as of any date other than the dates stated on their respective covers.

     This prospectus supplement may be used to offer and sell the certificates of your series only if accompanied by the prospectus.

     We include cross-references in this prospectus supplement and in the accompanying prospectus to captions in these materials where you can find further related discussions. The following Table of Contents and the Table of Contents included in the accompanying prospectus provide the pages on which these captions are located.

     You can find definitions of some terms used in this prospectus supplement under the caption "Glossary" beginning on page S-50 in this prospectus supplement.

                               Table of Contents
                               [To Be Conformed]

                                                                                                Page

Summary.....................................................................................    S-5
     The Parties............................................................................    S-5
     The Securities.........................................................................    S-5
     Credit Enhancement.....................................................................    S-7
     Servicing..............................................................................    S-8
     Optional Repurchase....................................................................    S-8
     Tax Matters............................................................................    S-8
     ERISA Considerations...................................................................    S-8
     Offered Certificate Ratings............................................................    S-9
     Risk Factors...........................................................................    S-9
     Absence of Market......................................................................    S-9

Risk Factors                                                                                   S-10
     You May Be Unable to Sell Your Certificates............................................   S-10
     You May Be Adversely Affected if Your Certificates are Repaid Faster or Slower
       Than You Expect......................................................................   S-10
     Possible Delays and Reductions in Payments Due to Georgraphic Concentration............   S-11
     Potential Computer Problems Relating to the Year 2000 May Result in Delays and
       Reductions in Payments on Certificates...............................................   S-12
     Possible Delays and Reductions in Payments on Certificates Due to Limited
       Assets of the Trust..................................................................   S-12
     Possible Delays and Reductions in Payments on Certificates Due to Basis Risk...........   S-13
     Possible Delays and Reductions in Payments on Certificates Due to Limited
       Credit Enhancement...................................................................   S-13
     Possible Delays and Reductions in Payments on Class B Certificates Due to
       Subordination of Class B Certificates................................................   S-14
     Deposits of Funds in the Excess Funding Account Will Reduce the Amount
       of Non-Principal Collections that are Available to the Trust.........................   S-14
     Ability to Change Discount Factor May Result in Delays or Reductions in
       Payments on Certificates.............................................................   S-14
     Ratings are not Recommendations........................................................   S-15

The Accounts................................................................................   S-16
     General................................................................................   S-16
     Description of the Trust Portfolio.....................................................   S-17
     Yield Information......................................................................   S-20
     Major Customers; Major Manufacturers...................................................   S-20
     Delinquency Experience.................................................................   S-21
     Loss Experience........................................................................   S-22
     Aging Experience.......................................................................   S-23

Deutsche Financial Services Corporation                                                        S-24
     General................................................................................   S-24
     Year 2000 Issues.......................................................................   S-24

Deutsche Business Services Corporation......................................................   S-26

Deutsche Bank AG............................................................................   S-26

Maturity and Principal Payment Considerations...............................................   S-26

Description of the Certificates.............................................................   S-27
     Interest...............................................................................   S-27
     Principal..............................................................................   S-28
     Allocation Percentages.................................................................   S-28
     Discount Factor........................................................................   S-28
     Distributions from the Collection Account; Reserve Fund................................   S-29
     Interest Funding Account...............................................................   S-31
     Principal Funding Account..............................................................   S-32
     Excess Funding Account.................................................................   S-32
     Distributions..........................................................................   S-33

     Optional Repurchase....................................................................   S-35
     Early Amortization Events..............................................................   S-35
     Termination............................................................................   S-38
     Servicing Compensation and Payment of Expenses.........................................   S-39
     Reports................................................................................   S-39

Federal Income Tax Considerations...........................................................   S-40
     Overview...............................................................................   S-40
     Characterization of the Certificates and the Trust.....................................   S-41
     Taxation of Interest Income of Certificateholders......................................   S-41
     Sale of a Certificate..................................................................   S-42
     Possible Classification as a Partnership or as an Association Taxable
        as a Corporation....................................................................   S-42
     FASIT Legislation......................................................................   S-43
     Foreign Investors......................................................................   S-43
     Backup Withholding.....................................................................   S-44

State and Local Tax Consequences............................................................   S-45

ERISA Considerations........................................................................   S-46
     General................................................................................   S-46
     Plan Assets and the Availability of Exemptions for Certificates........................   S-46
     Review by Benefit Plan Fiduciaries.....................................................   S-48

Underwriting................................................................................   S-48

Legal Matters...............................................................................   S-49

Glossary....................................................................................   S-50

Annex I: Other Series.......................................................................    I-1

                                    Summary


     This summary highlights selected information from this document. This summary does not contain all of the information that you need to consider in making your investment decision and is qualified by the more complete descriptions contained in this prospectus supplement and the accompanying prospectus. To understand all of the terms of the certificates, you should read carefully this entire prospectus supplement and the accompanying prospectus, including the information under "Risk Factors" in this prospectus supplement and the accompanying prospectus.

The Parties

Trust.........................      Distribution Financial Services Floorplan
                                    Master Trust.

                                    The assets of the trust include receivables generated from time to time under accounts that have been assigned to the trust as well as receivables generated under any accounts added to the trust from time to time.

                                    The assets of the trust also include all of the seller's right, title and interest in:

                                    .   all security interests purporting to
                                        secure payment of the receivables,
                                        and all agreements or arrangements
                                        supporting or securing payment of the
                                        receivables;

                                    .   all documents, books and records
                                        relating to the receivables; and

                                    .   monies due or to become due relating
                                        to the foregoing.

                                        The seller may remove accounts that
                                        it transferred to the trust.

Seller .......................      Deutsche Floorplan Receivables, L.P. The
                                    principal executive office of the seller is located at 655 Maryville Centre Drive, St.
                                    Louis, Missouri 63141, telephone number
                                    (314) 523-3000.

Servicer .....................      Deutsche Financial Services Corporation.

Trustee ......................      __________________________.

The Securities                      The Certificates of Your Series

                                    The trust will issue the following series of certificates:

                                    .   $__________ [Floating] [Fixed] Rate
                                        Asset Backed Certificates, series [ ],
                                        Class A;

                                    .   $_________ [Floating] [Fixed] Rate Asset
                                        Backed Certificates, series [ ], Class
                                        B; and

                                    .   $________ [Floating] [Fixed] Rate Asset
                                        Backed Certificates, series [ ], Class
                                        C.

                                        The Class C certificates initially
                                        will be issued to the seller although
                                        the seller has the right to sell the
                                        Class C certificates, in whole or
                                        part. Only the Class A and Class B
                                        certificates are being offered hereby.

                                        Closing Date

                                        The issuance of the certificates of your series will take place on or about [ ].

                                        Distribution Dates

                                        The trust will make distributions on
                                        the certificates of your series to
                                        the extent of available funds
                                        received during each calendar month.
                                        The distribution date will be the
                                        15th day of the following month --
                                        or, if that day is not a business
                                        day, the next business day --
                                        commencing on [      ].  [If interest
                                        is payable other than on each
                                        distribution date, e.g., quarterly,
                                        refer to the distribution dates as
                                        interest payment dates.]

                                        Interest Payments

                                        .    The interest rate for each class of
                                             certificates of your series is
                                             specified on the front cover page
                                             of this prospectus supplement.

                                        .    Interest on the outstanding
                                             principal balance of each class of
                                             certificates of your series will
                                             accrue at the applicable interest
                                             rate during each period that we
                                             call an interest period. Each
                                             interest period will begin on a
                                             distribution date -- or, in the
                                             case of the first distribution
                                             date, will begin on the closing
                                             date -- and will end on the day
                                             preceding the next distribution
                                             date.

                                        .    Interest on the certificates of
                                             your series will be calculated on
                                             the basis of [a 360-day year of
                                             twelve 30-day months][the actual
                                             number of days in the related
                                             interest period divided by 360].

                                        .    The trustee of the trust will
                                             distribute accrued interest on the
                                             outstanding principal amount of
                                             each class of certificates of your
                                             series on each distribution date to
                                             the extent of available funds.
                                             Payments of interest on the Class B
                                             certificates and the Class C
                                             certificates will be subordinated
                                             in priority to payment in full of
                                             accrued interest on the Class A
                                             certificates. Payments of interest
                                             on the Class C certificates will be
                                             subordinated in priority to payment
                                             in full of accrued interest on the
                                             Class B certificates.

                                        Scheduled Principal Payments and
                                        Potential Later Payments

                                        The trust expects to pay the entire
                                        principal amount of your certificates in one payment on the distribution date in [specify month and year]. In order to accumulate funds to pay your certificates on the distribution date in [specify month and year], the trust will accumulate principal collections in a deposit account that we call the principal funding account, during a period that we call the accumulation period.

                                        If the Class A certificates are not
                                        fully repaid on the distribution date in [specify month and year], the Class A certificates will begin to amortize by means of monthly payments of principal collections allocated to your series until the Class A certificates are fully repaid. After the Class A certificates are fully repaid, the trust will use principal collections allocated to your series to repay the Class B certificates.

                                        If the Class B certificates are not
                                        fully repaid on the distribution date in [specify month and year], the Class B certificates will begin to amortize, after the Class A certificates have been fullyrepaid, by means of monthly payments of principal collections allocated to your series.

                                        Possible Early Principal Repayment of
                                        Your Series

                                        The Class A and Class B certificates
                                        may be repaid earlier than expected
                                        as a result of any of the following:

                                             . the occurrence of an event that
                                               we call an early amortization
                                               event;

                                             . the seller exercises its option
                                               to repurchase the interest of
                                               your series in the trust; or

                                             . the seller is required to
                                               repurchase the interest of your
                                               series in the trust.

                                        Other Series

                                        Your series of certificates is one of
                                        [ ] series issued by the trust which are expected to be outstanding on the closing date. Annex I to this prospectus supplement summarizes some of the terms of the other outstanding series.

                                        Allocations

                                        Your series represents the right only to a portion of collections on the receivables. Your series will also be allocated a portion of the defaulted receivables.

 Credit Enhancement                     Credit enhancement of the
                                        certificates of your series will
                                        be provided by:

                                             . the subordination of the seller's
                                               interest in the trust to the
                                               extent of an amount that we call
                                               the available subordinated
                                               amount;

                                             . amounts in a deposit account that
                                               we call the reserve fund; and

                                             . the subordination of the Class B
                                               certificates and the Class C
                                               certificates for the benefit of
                                               each class of certificates of
                                               your series with an earlier
                                               alphabetical designation.

                                        The amount of the credit enhancement
                                        is limited and may not prevent you
                                        from suffering a loss.

Servicing                               DFS is the initial servicer. The
                                        servicer is responsible for servicing,
                                        managing and making collections on the
                                        receivables.

                                        The servicer will receive a monthly
                                        servicing fee and other amounts
                                        described in this prospectus supplement
                                        as servicing compensation from the
                                        trust.

Optional Repurchase                     The seller has the option to repurchase
                                        the interest of your series in the trust once an amount that we refer to as the invested amount of your series is reduced to less than 10% of the initial outstanding principal amount of your series.

Tax Matters                             In the opinion of Mayer, Brown & Platt,
                                        special tax counsel for the seller, the
                                        Class A and Class B certificates will be characterized as debt for federal income tax purposes. In the opinion of Bryan
                                        Cave LLP, Missouri counsel for the
                                        seller, the Class A and Class B
                                        certificates will be characterized as
                                        debt for Missouri income tax purposes.
                                        If you purchase a Class A or Class B
                                        certificate, you agree to treat it as
                                        debt for tax purposes.


                                        For further information concerning
                                        the application of federal and
                                        Missouri tax laws, see "Federal
                                        Income Tax Considerations" and "State
                                        and Local Tax Consequences" in this
                                        prospectus supplement.

ERISA Considerations                    The underwriters anticipate that the
                                        Class A certificates will meet the
                                        criteria for treatment as "publicly-
                                        offered securities." If so, taking into
                                        account important considerations
                                        described under "ERISA Considerations"
                                        in this prospectus supplement, the Class
                                        A certificates will be eligible for
                                        purchase by persons investing assets of
                                        employee benefit plans.

                                        Pension plans and other investors to
                                        which ERISA applies cannot acquire Class
                                        B certificates. Prohibited investors
                                        include:


                                             . any employee benefit plans to
                                               which ERISA applies;

                                             . any plan or other arrangement to
                                               which section 4975 of the U.S.
                                               Internal Revenue Code applies;
                                               and

                                             . any entity whose underlying
                                               assets may be deemed to include
                                               "plan assets" under ERISA by
                                               reason of any plan's investment
                                               in the entity.

                                      By purchasing any Class B certificates,
                                      you certify that you are not within any of those categories.

                                      For further information regarding the
                                      Offered Certificate Ratings application of
                                      ERISA, see "ERISA Considerations" in this prospectus supplement.

Offered Certificate Ratings           The Class A certificates will be rated at
                                      the time of issuance in the highest long-term rating category by at least one nationally recognized rating agency. The
                                      Class B certificates will be rated at the time of issuance in one of the three highest rating categories by at least one rating agency.

                                      A security rating is not a recommendation to buy, sell or hold securities and may be revised or withdrawn at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating.

Risk Factors                          You should consider the factors set forth
                                      under"Risk Factors" on pages S-10 through S-15 of this prospectus supplement.

Absence of Market                     Your certificates will be a new issue of
                                      securities with no established trading
                                      market. [The trust does not expect to
                                      apply for listing of your certificates on any securities exchange or quote your certificates in the automated quotation system of a registered securities association.]

                                 Risk Factors

  In addition to the other information contained in this prospectus supplement and the prospectus, you should consider the following risk factors--and the "Risk Factors" set forth in the prospectus--in deciding whether to purchase certificates. The disclosures below and the "Risk Factors" set forth in the accompanying prospectus summarize material risks of investing in the certificates. The summary does not purport to be complete; to fully understand and evaluate it, you should also read the rest of this prospectus supplement and the accompanying prospectus.

You May Be Unable to         There is currently no secondary market for your
Resell Your Certificates     certificates. The underwriters may assist in
                             resales of your certificates, but they are not required to do so. If a secondary market does develop, it might not continue or it might not be sufficiently liquid to allow you to resell any of your certificates.


You May Be Adversely         You may receive repayment of your certificates
Affected if Your             Certificates are Repaid earlier or later than
Certificates are Repaid      expected.
Faster or Slower
Than You Expect                 .   If your certificates are repaid faster than
                                    you expect, you may be unable to reinvest principal received on your certificates at a yield that is equal to the yield on your certificates. If you acquire certificates at a premium, repayment of principal at a rate that is faster than the rate anticipated will result in a yield to you that is lower than you anticipated.

                                . If your certificates are repaid later than you expect, you will be unable to use the principal amount of your investment at the time that you expected, and you may miss opportunities to reinvest the money in other investments. Also, if you acquire your certificates at a discount, the repayment of principal of your certificates later than you anticipated will result in a lower than anticipated yield.

                                .   Numerous factors may result in your
                                    certificates being repaid faster or slower than you expect; we cannot predict whether your certificates will be repaid on any particular date. Additional discussion of these issues is set forth under "Maturity and Principal Payment Considerations" in this prospectus supplement.

Possible Delays and                  You may suffer delays or reductions in
Reductions in Payments on            payments on your certificates because of
Certificates Due to                  economic conditions in states where dealers
Geographic Concentration             are located.

                                        .  As of [specify date], according to
                                           their mailing addresses, dealers
                                           owing receivables representing, by
                                           principal balance, [ ]%, [ ]% and [
                                           ]% of the receivables in the trust,
                                           were located in [identify states].

                                        .  An economic downturn in one or more
                                           of states where concentrations of
                                           dealers are located could adversely
                                           affect the performance of the trust
                                           as a whole, even if national economic
                                           conditions remain unchanged or
                                           improve, as dealers in such state or
                                           states experience the effects of such
                                           a downturn and face greater
                                           difficulty in making payments on the
                                           receivables.

                                        .  Economic factors such as
                                           unemployment, interest rates and the
                                           rate of inflation may affect the rate
                                           of prepayment and defaults on the
                                           receivables and could reduce or delay
                                           payments to you.

Potential Computer           You may be adversely affected by the fact that many
Problems Relating to the     existing computer applications and systems are
Year 2000 May Result in      dependent upon calendar dates, including dates
Delays and Reductions in     before, on and after January 1, 2000. These
Payments on Certificates     applications and systems could fail or could
                             produce erroneous results during the transition from the year 1999 to the year 2000 and afterwards.

                                   . If the servicer does not have a computer
                                     system that is year 2000 compliant in a
                                     timely manner, the ability of the servicer to service the receivables may be adversely affected. Any adverse effect on the ability of the servicer to service receivables could result in delays and reductions in payments on your certificates.

                                   . If the trustee of the trust does not have a
                                     computer system that is year 2000 compliant in a timely manner, the ability of the trustee of the trust to make distributions on your certificates may be adversely affected, which could result in delays and reductions in payments to you.

                                   . Year 2000 issues may also adversely affect
                                     the ability of DTC to perform its services.
                                     Any adverse effect on the ability of DTC to perform its services could result in delays and reductions in payments on your certificates and could delay or impair your ability to sell your certificates.

Possible Delays and          You may experience delays or reductions in payments
Reductions in Payments       on your certificates because the trust will not
on Certificates Due to       have any significant assets or sources of funds
Limited Assets of the        other than the receivables.
Trust
                                   . Your certificates will be payable only from
                                     the assets of the trust.

                                   . You must rely for repayment upon payments
                                     on the receivables and, if and to the
                                     extent available, amounts on deposit in the reserve fund. However, amounts to be deposited in the reserve fund are limited in amount. If the reserve fund is exhausted, the trust will depend solely on current collections on the receivables to make payments on your certificates.

                             If losses or delinquencies occur with respect to receivables which are not covered by payments on other receivables or by the reserve fund, you may experience delays and reductions in payments on your certificates.

                             The certificates do not represent an interest in or an obligation of, and are not insured or guaranteed by, the seller, servicer, DFS, Deutsche Bank AG or any other person or entity. You will have no recourse to the seller, servicer, DFS, Deutsche Bank AG or any other person or entity in the event that proceeds of the assets of the trust are insufficient or otherwise unavailable to make payments on your certificates.

Possible Delays and          You could suffer delays or reductions in payments
Reductions in Payments       on your certificates because of the way the
on Certificates Due to       receivables bear or do not bear interest and the
Basis Risk                   way in which interest is calculated on your
                             certificates.

                              . The receivables generally bear interest at rates announced by particular banks plus a margin. DFS may reduce the interest rates applicable to any of the receivables, so long as DFS does not reasonably expect any such reduction to result in an event that we call an early amortization event. Some receivables are originated at a discount and do not bear interest for a specified period after their origination.

                              . [The interest rate on your certificates is calculated as the lesser of (a) LIBOR plus a margin and (b) a rate that reflects the weighted average interest rates on the receivables. If LIBOR plus the margin used to compute the interest rate for your certificates exceeds the component of the formula that reflects the interest rates on the receivables, then interest will accrue on your certificates during the applicable interest period at a rate based on the weighted average interest rates of the receivables. A reduction in interest rates on any receivables, or the inclusion of a greater proportion of non-interest bearing receivables in the trust, will increase the likelihood that you will receive lower interest payments, based on the interest rate on the receivables, than you would if you were receiving interest payments based on LIBOR.]

                              . In addition to reducing the interest rate on your certificates, a reduction in interest rates on the receivables will also reduce the amount of non-principal collections available to fund payment of interest on your certificates and to fund other items contemplated by the supplement for your series.

Possible Delays and        Credit enhancement of the certificates of your series
Reductions In Payments     will be provided by:
on Certificates Due to
Limited Credit                .    the subordination of the seller's interest to
Enhancement                        the extent of the available subordinated
                                   amount as described in this prospectus
                                   supplement;

                              .    amounts in the reserve fund, if any; and

                              . the subordination of the Class B certificates and the Class C certificates for the benefit of each class of certificates of your series with an earlier alphabetical designation.

                           The amount of the credit enhancement is limited and will be reduced from time to time as described in this prospectus supplement. If the amount of credit enhancement is reduced to zero, you will likely experience delays and reductions in payments on your certificates. Credit enhancement for any other series will not be available to your series.

Possible Delays and        Payment on the Class B certificates are subordinated
Reductions in Payments     to the Class A certificates as described in this
on Class B Certificates    prospectus supplement. Accordingly, if you acquire a
Due to Subordination of    Class B certificate, you may suffer delays or
Class B Certificates       reductions in payments on your certificates even
                           though payments are being made on the Class A certificates.

Deposits of Funds in the   Pursuant to the supplement for your series, the
Excess Funding Account     servicer will establish a deposit account that we
Will Reduce the Amount     call the excess funding account. Any funds deposited
of Non-Principal           in the excess funding account will likely earn a rate
Collections that are       of return lower than the yield on a comparable amount
Available to the Trust     of receivables. Accordingly, any deposit of funds in
                           the excess funding account will reduce the amount of non-principal collections available to the trust and could result in a delay or reduction in payments to you.

Ability to Change          You may be adversely affected because the discount
Discount Factor May        factor may be changed without your consent.
Result in Delays or
Reductions in Payments        .    This transaction uses the terms principal
on Certificates                    collections and non-principal collections
                                   in a way that may not be familiar to you. For purposes of calculating non-principal collections, this transaction treats some principal payments on the receivables as if they were interest or other non-principal charges relating to the receivables.

                              .    Pursuant to the pooling and servicing
                                   agreement, the product of the balance of each receivable times a percentage that we call the discount factor will be deemed to be non-principal collections.

                              . As of [insert date], the discount factor was 0.40%. The discount factor may be adjusted upwards or downwards, without your consent, but may in no event exceed 1%.

                              . Any increase in the discount factor will result in a higher amount of non-principal collections and a lower amount of principal collections than would otherwise occur. Conversely, any decrease in the discount factor would result in a lower amount of non-principal collections and a higher amount of principal collections than would otherwise occur.

                              .    Changes in the amount of principal
                                   collections or non-principal collections could result in a delay or reduction in payments to you. For example, the supplement for your series applies non-principal collections to pay interest on your certificates. However, the supplement does not use principal collections to pay interest on your certificates except to the extent that principal collections allocable to the seller are reallocated to pay interest. See "Description of the Certificates -- Distributions from the Collection Account; Reserve Fund."

Ratings are Not             Any rating of your certificates by a rating agency
Recommendations             indicates the rating agency's view on the likelihood
                            of the ultimate payment of principal and the timely payment of interest, at the applicable interest rate, on your certificates.

                            Among the things a rating will not indicate are:

                              . the likelihood that principal will be paid on a scheduled date;

                              . the likelihood that an early amortization event will occur;

                              . the likelihood that any amount that we refer to as a carry-over amount will be paid;

                              . whether or not the discussion under "Federal Income Tax Considerations" or "State and Local Tax Considerations" in this prospectus supplement is adequate, or the likelihood that a United States withholding tax will be imposed on non-U.S. certificateholders;

                              . whether or not the discussion under "ERISA Considerations" in this prospectus supplement is adequate, or whether a "prohibited transaction" will occur;

                              .    the marketability of your certificates;

                              .    the market price of your certificates; or

                              . whether your certificates are an appropriate investment for any purchaser.

                             A rating is not a recommendation to buy, sell, or hold your certificates. A rating may be lowered or withdrawn at any time. You should evaluate each rating independently of any other rating.

                             The seller will request at least two rating agencies to rate the Class A certificates; it is a condition to the issuance of the Class A certificates that they be rated in the highest long-term rating category by at least one rating agency. The seller will request at least two rating agencies to rate the Class B certificates; it is a condition to the issuance of the Class B certificates that they be rated in one of the three highest rating categories by at least one rating agency. A rating agency other than those requested could assign a rating to your certificates, and its rating could be lower than any rating assigned by a rating agency chosen by the seller.

For definitions of some of the terms used in this prospectus supplement, see the "Glossary" in this prospectus supplement.

                                 The Accounts

General

  The receivables arise under revolving credit arrangements that we call the accounts. Each of the revolving credit arrangements is between:

  .  a dealer, manufacturer or distributor of products; and

  .  Deutsche Financial Services Corporation ("DFS") or an affiliate of DFS.

  [As of the date of this prospectus supplement, the only affiliate of DFS that is party to an account in the trust is Deutsche Business Services Corporation ("Deutsche BSC").] For additional discussion of the origination of the receivables, see "The Dealer Floorplan Financing Business of DFS" in the prospectus.

  For purposes of convenience, this prospectus supplement and the accompanying prospectus:

  . may refer to dealers, manufacturers and distributors collectively as "Dealers" and individually as a "Dealer"; and

  . may refer to Deutsche Financial Services Corporation and Deutsche Business Services Corporation collectively, in their capacity as originators of the receivables or as parties to the receivables contribution and sale agreement, as "DFS."

  Accounts may be added to or removed from the trust from time to time. See "Description of the Certificates--Addition of Accounts" and "Removal of Accounts; Transfers of Participations" in the prospectus. [On or before the closing date, the seller expects that it will add to the trust accounts and
related receivables having an outstanding principal amount of $[    ], and that
it will remove from the trust accounts and related receivables having an
outstanding principal amount of $[   ].]

  As of [              ], there was $[     ] million of receivables in the total
U.S. portfolio of DFS of which $[       ] million of receivables were included
in the trust as of that date. All references in the tables set forth below to Receivables Balances refer to the amounts shown in the records of DFS as the outstanding principal amount of the applicable receivables. The tables set forth below under the heading "--Description of the Trust Portfolio" contain
information as of [             ] with respect to the receivables in the trust
[after giving effect to receivables in the accounts which will be added to or removed from the trust on or before the closing date] (collectively, the "Trust Portfolio").

  The sum in any column in the tables set forth below may not equal the indicated total due to rounding.

Description of the Trust Portfolio

  The following tables set forth the composition of the Trust Portfolio, as of [
], by business line and payment plan.   Due to the variability and uncertainty
with respect to the rates at which receivables are created, paid or otherwise reduced, the characteristics set forth below may vary significantly as of any other date of determination.

      Composition of Receivables in the Trust Portfolio by Business Line
                                [              ]
                             (dollars in Millions)

                                                       Percentage of    Number    Percentage of
                                        Receivables    Receivables       of         Number of
     Business Line                        Balance        Balances      Accounts      Accounts
     -------------                      -----------   -------------   ----------   -----------
Floorplan Receivables...............     $________       ________      ________     ________

Accounts Receivable.................      ________       ________      ________     ________

Asset Based Lending.................      ________       ________      ________     ________

Unsecured...........................      ________       ________      ________     ________

   Total............................     $========       ========      ========     ========


                       Composition of Receivables in the
                        Trust Portfolio by Payment PLan
                                [             ]
                             (Dollars in Millions)

                                                           Percentage             Percentage
                                                              of         Number       of
                                            Receivables   Receivables      of      Number of
     Payment Plan                             Balance       Balances    Accounts   Accounts
     ------------                           ----------    -----------   --------  -----------
Pay-as-Sold..............................   __________    ___________   ________  ___________

Scheduled Payment Plan...................   __________    ___________   ________  ___________

   Total.................................   $_________          100.0%  ________        100.0%
                                                          ===========             ===========


  The following tables set forth the composition of the receivables in the Trust
Portfolio as of [    ] by account balance, product type and geographic
distribution of such receivables. Due to the variability and uncertainty with respect to the rates at which receivables are created, paid or otherwise reduced, the characteristics set forth below may vary significantly as of any other date of determination.

     Composition of Receivables in the Trust Portfolio by Account Balance
                           as of [                ]
                             (Dollars in Millions)

                                                          Percentage             Percentage
                                                              of        Number       of
                                            Receivables   Receivables     of      Number of
Account Balance Range                         Balance      Balances    Accounts    Accounts
---------------------                       -----------  ------------  --------  -----------
$1 to $999,999.99......................          $

$1,000,000 to $2,499,999.99............

$2,500,000 to $4,999,999.99............

$5,000,000 to $9,999,999.99............

Over $10,000,000.00....................

   Total...............................          $              100.0%               100.0%
                                                               =======              =======

       Composition of Receivables in the Trust Portfolio by Product TYpe
                            as of [              ]
                             (Dollars in Millions)


                                                          Percentage             Percentage
                                                             of         Number       of
                                            Receivables  Receivables      of      NUmber of
     Product Type                             Balance      Balances    Accounts   Accounts
     ------------                           -----------  ------------  --------  -----------
Computers and Computer Products........          $

Manufactured Housing...................

Accounts Receivable....................

Recreational Vehicles..................

Boats and Motors.......................

Industrial and Agricultural Equipment..

Motorcycles............................

Snowmobiles............................

Other..................................

Consumer Electronics and Appliances....

Keyboard and Other Musical.............

 Instruments...........................

  Total................................          $              100.0%               100.0%
                                                               ========             ========

  The "Accounts Receivable" category in the preceding table includes Asset Based Receivables of $____ million. The "Other" category in the preceding table includes, among other products, heating, ventilating, and air conditioning equipment, and irrigation systems.

         Geographic Distribution of Receivables in the Trust Portfolio
                              as of [           ]
                             (Dollars in Millions)



                              Percentage             Percentage
                                 of         Number       of
                Receivables  Receivables      of      Number of
     State        Balance      Balances    Accounts   Accounts
     -----      -----------  ------------  --------  -----------
 ..............       $

 ..............

 ..............

 ..............

 ..............

 ..............

 ..............

 ..............

 ..............

 ..............

 ..............

 ..............

Other States..

   Total......       $          100.0%                  100.0%
                                =====                   =====

  The percentage of the "Receivables Balance" represented by receivables in each state not specifically listed in the preceding table is less than [ ]% of the "Receivables Balance".

Yield Information

  The receivables bear interest in their accrual periods at rates generally equal to a rate referred to in the related financing agreement plus a margin. The rate in the financing agreements relating to the receivables usually refers to the prime rate announced from time to time by a bank referred to therein. Some receivables do not bear interest for a specified period after their origination.

  For [     ], the receivables in the U.S. portfolio of DFS had a yield of ___%
per annum, of which (a) approximately ___% was attributable to yield from the payment of interest accruing on those receivables and (b) approximately ___% was attributable to the payment of the discounted portion of the receivables
balances and other income.  For the first [     ] months of [     ], the
receivables in the U.S. portfolio of DFS had a yield of ___% per annum, of which
(a) approximately ___% was attributable to yield from the payment of interest accruing on those receivables and (b) approximately ___% was attributable to the payment of the discounted portion of the receivables balances and other income.
The reduction of yield for the first [     ] months of [     ] compared to [
] reflects competitive pricing pressures as well as seasonality in the U.S. portfolio of DFS.

  The trust will receive the yield attributable to the payment of interest accruing in the trust -- the type of yield referred to in each clause (a) in the preceding paragraph -- but not the yield attributable to the payment of the discounted portion of the receivable balance attributable to DFS's funding the receivable at a discount at the origination of the receivable in the receivables -- the type of yield referred to in each clause (b) of the preceding sentence. However, in order to create imputed interest, the trust has been and will be purchasing all of the receivables from the seller at the discount factor (0.40% as of the [specify date]) and will receive the interest payments on the receivables in accordance with their terms.

  If the receivables in the U.S. portfolio of DFS during [      ] were
originated at a discount equal to a discount factor of 0.40% and had a Monthly Payment Rate of __% and the collection of such discount amounts were treated as
interest, during [       ] the yield on such receivables would have been ___%.
If the receivables in the U.S. portfolio of DFS during the first [__] months of
[       ] were originated at a discount equal to a discount factor of 0.40% and had a Monthly Payment Rate of __% and the collection of such discount amounts
were treated as interest, during the first [     ] months of [       ] the yield
on such receivables would have been ___%. The trust's yield on its receivables will be affected by the interest rates borne by receivables, the discount factor and the rate at which the receivable balances are paid.


Major Customers; Major Manufacturers

  At [              ] no one dealer accounted for more than __% of the aggregate
balance of the receivables in the trust.  At [              ] no one
Manufacturer was obligated under Floorplan Agreements relating to receivables in the trust aggregating more than ___% of the aggregate balance of such receivables. No prediction can be made as to what percentage of the receivables in the future may be obligations of a single dealer or be related to a single Manufacturer under its Floorplan Agreements. See "The Dealer Floorplan Financing Business of DFS--Floorplan Agreements with Manufacturers" in the prospectus.

Delinquency Experience


  The following table sets forth the delinquency experience as of the dates indicated for the entire U.S. portfolio of DFS. Because the accounts from which the receivables in the trust will be generated constitute only a portion of the U.S. portfolio of DFS, the actual delinquency experience with respect to the accounts in the trust may be different than the experience set forth in the table below. We cannot assure that the delinquency experience for the receivables in the future will be similar to the experience shown below.

                Delinquency Experience for Total U.S. Portfolio
                             Receivables Balances
                             (Dollars in Millions)

                                           As of [      ], 31                             As of December 31,

                                                 [      ]            [    ]      [    ]      [    ]      [    ]      [    ]
Aggregate Principal Balance...............

SAU/NSF 31 days or more...................

Scheduled Payment Plan past due 31 days
 or more..................................

  Total...................................

SAU/NSF 31 days or more/Aggregate
 Principal Balance........................

Scheduled Payment Plan past due 31 days
 or more/Aggregate Principal Balance......

Total/Aggregate Principal Balance.........


  A "SAU/NSF" account referred to in the preceding table is one that is deemed delinquent when (i) in the case of a Pay-as-Sold receivable, there is an unpaid receivable balance as to which the related product has been sold and such receivable balance not paid by the related dealer or (ii) a check from the related dealer has been returned because of insufficient funds. The "Scheduled Payment Plan past due 30 days or more" category in the preceding table includes an immaterial amount of Canadian receivables, which are not part of the U.S. portfolio of DFS.

Loss Experience

  The following table sets forth the average principal receivables balance and loss experience for each of the periods shown with respect to the U.S. portfolio of DFS. Because the accounts in the trust will be only a portion of the U.S. portfolio of DFS, actual loss experience with respect to the accounts in the trust may be different than the experience set forth in the table below. We cannot assure that the loss experience for the receivables in the future will be similar to the historical experience set forth below with respect to the U.S. portfolio of DFS. The historical experience set forth below includes the effect of the financial obligations of Manufacturers in respect of repossessed products as described in the prospectus under "The Dealer Floorplan Financing Business of DFS--Floorplan Agreements with Manufacturers." If Manufacturers are not able to perform those obligations in the future, the loss experience in respect of the U.S. portfolio of DFS and the receivables may be adversely affected.

                    Loss Experience for the U.S. Portfolio
                    --------------------------------------
                             (Dollars in Millions)
                             ---------------------

                                       [    ] Months
                                       Ended [     ]                           Year Ended December 31,
                                       -------------  ------------------------------------------------------------------------
                                                      [    ]       [    ]       [    ]       [    ]       [    ]       [    ]
Average Principal Receivables Balance
Gross Losses...........................

Net Losses.............................

Net Losses/Liquidations................

Net Losses/Average Principal
 Receivables Balance...................

  The "Average Principal Receivables Balance" referred to in the preceding table is the average weekly principal balances for the twelve months ending on the last day of the period. "Net Losses" in any period referred to in the preceding table are gross losses less recoveries for such period. Recoveries include recoveries from collateral security in addition to recoveries from the products.
The percentage indicated for the [     ] months ended [      ] in the preceding
table is not annualized.

Aging Experience

  The following table provides the age distribution of inventory for all dealers in the U.S. portfolio of DFS, as a percentage of total principal outstanding at the date indicated. The following table excludes Asset Based Receivables and receivables secured by accounts receivable. Because the accounts in the trust will only be a portion of the entire U.S. portfolio of DFS, actual age distribution of the accounts in the trust may be different than the distribution shown below.

                   Age Distribution for the U.S. Portfolio(1)
                             (Dollars in Millions)
                             ---------------------

                              Receivable Balances

Days         As of [   ] 31,   As of [   ] 31,              As of December 31,
----         ---------------   ---------------    ----------------------------------------
                     [     ]          [     ]       [     ]   [     ]   [     ]   [     ]
                     -------          -------       -------   -------   -------   -------
1-30.......

31-60......

61-90......

91-120.....

121-180....

181-270....

Over 270...

Total......

                             Percentage of Receivables Balance
Days         As of [    ] 31,      As of [    ] 31,           As of December 31,
----        -------------------  ------------------  --------------------------------------
                 [     ]             [     ]         [     ]   [     ]   [     ]   [     ]
                 -------             -------         ------   -------    -------   -------
1-30.......

31-60......

61-90......

91-120.....

121-180....

181-270....

Over 270...

Total......      100.0%              100.0%          100.0%     100.0%    100.0%    100.0%
                ========            =======          =======   =======   =======   =======

                    Deutsche Financial Services Corporation

General

  Deutsche Financial Services Corporation was incorporated in Nevada in 1975. It is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Financial Services Corporation is a financial services company which provides inventory financing, accounts receivable financing and asset based financing to dealers, distributors and manufacturers of consumer and commercial durable goods. Industries served by Deutsche Financial Services Corporation include, but are not limited to:

     . computers and computer products;

     . manufactured housing;

     . recreational vehicles;

     . boats and motors;

     . consumer electronics and appliances;

     . keyboards and other musical instruments;

     . industrial and agricultural equipment;

     . office automation products;

     . snowmobiles; and

     . motorcycles.

  Deutsche Financial Services Corporation is also in the business of providing equipment loans and leases, franchisee loans, vendor finance programs and private label retail finance programs. Deutsche Financial Services Corporation also provides financing to recreational vehicle and boat customers nationwide, directly and through its wholly-owned subsidiary, Ganis Credit Corporation.

  As of [             ], none of the dealers were affiliates of Deutsche
Financial Services Corporation and none of the products being financed by the receivables were made or distributed by affiliates of Deutsche Financial Services Corporation.

  As of [             ], Deutsche Financial Services Corporation was providing
inventory or accounts receivable financing to over 13,000 dealers in the United States and its approved U.S. manufacturer/distributor list exceeded 1,100.

  Deutsche Financial Services Corporation has offices in major metropolitan areas of the United States. Its principal executive offices are located at 655 Maryville Centre Drive, St. Louis, Missouri 63141. The telephone number of such office is (314) 523-3000.

 YEAR 2000 Issues

  Deutsche Financial Services Corporation is committed to taking the necessary steps to enable both new and existing systems, applications and equipment to effectively process transactions up to and beyond the Year 2000. To that end, Deutsche Financial Services Corporation is well underway with its Year 2000 readiness program, having spent approximately $5 million to date. Deutsche Financial Services Corporation estimates that the costs of its continuing Year 2000 readiness efforts ultimately will exceed $10 million. Because of such ongoing readiness efforts, Year 2000 processing issues and risks are not expected to have a material adverse impact on the ability of Deutsche Financial Services Corporation to continue its general business operations, or on its ability to perform its responsibilities as servicer.

  Currently, Deutsche Financial Services Corporation is actively engaged in completing the following Year 2000 program initiatives:

  . complete a comprehensive analysis of current functions which might be impacted by Year 2000 issues, and document the results in a Year 2000 assessment report;

  . develop and implement a detailed plan to address Year 2000 issues as identified, particularly as they pertain to software and hardware applications;

  . establish a Year 2000 program management office, staffed by dedicated and experienced project managers;

  . survey outside vendors to determine the degree of preparedness for the Year 2000, to uncover potential issues arising from those business counterparties;

  . raise organizational awareness not only with top management, but also at the staff level, and involve relevant business group leaders in reaching solutions; and

  . implement an ongoing purchasing/procurement plan which is responsive to Year 2000 concerns.

  The risk of failures of computer applications, systems and networks due to improper Year 2000 data processing are substantial, not only for users of information technologies, but also for any entities and individuals which interact with them. When aggregated, multiple individual malfunctions and failures relating to Year 2000 issues can potentially cause broader, systemic disruptions across industries and economies. The risks arising from Year 2000 issues which face many companies, including Deutsche Financial Services Corporation, include, among other things:

  . the potential diminished ability to respond to the needs and expectations of customers in a timely manner; and

  .    the potential for inaccurate processing of information.

  In addition, Deutsche Financial Services Corporation has begun developing contingency plans to complement the Year 2000 readiness efforts already in progress, including backup and offsite processing of certain information and functions. Deutsche Financial Services Corporation anticipates that such contingency plans will provide an additional level of security to its Year 2000 efforts already underway.

  The foregoing discussion of Year 2000 issues is based on current estimates of the management of Deutsche Financial Services Corporation as to the amount of time and costs necessary to remediate and test the computer systems of Deutsche Financial Services Corporation. Such estimates are based on the facts and circumstances existing at this time, and were derived utilizing multiple assumptions of future events, including, but not limited to, the continued availability of certain resources, third-party modification plans and implementation success, and other factors. However, there can be no guarantee that these estimates will be achieved, and actual costs and results could differ materially from the costs and results currently anticipated by Deutsche Financial Services Corporation. Specific factors that might cause such material differences include, but are not limited to:

  .    the availability and cost of personnel trained in this area;

  .    the ability to locate and correct all relevant computer code;

  . the planning and modification results of business counterparties of Deutsche Financial Services Corporation; and

  .    similar uncertainties.

                    Deutsche Business Services Corporation

                                   [to come]


                               Deutsche Bank AG

  Deutsche Bank AG is the largest banking institution in the Federal Republic of
Germany, with total assets at [         ] in excess of $[   ] billion.  The
Deutsche Bank group has operations in over 50 countries and employs over 70,000 people. With a presence in all of the world's major financial centers, the Deutsche Bank group offers a full range of financial services including private banking, commercial and institutional banking, and investment banking.

  Deutsche Financial Services Corporation is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Financial Services Corporation is the limited partner of the seller and the parent of Deutsche FRI, the general partner of the seller.


                 Maturity and Principal Payment Considerations

  Principal with respect to the certificates of your series will not be payable until the distribution date in [specify month and year] unless an Early Amortization Event has occurred. Full amortization of the certificates of your series by the distribution date in [specify month and year] depends on, among other things, repayment by dealers of the receivables and may not occur if dealers do not fully repay the receivables. Because the receivables are, in large part, paid upon retail sale of the related product, the timing of payments on the receivables is uncertain. In addition, we cannot assure you that DFS will generate additional receivables under the accounts or that any particular pattern of payments will occur. See "The Dealer Floorplan Financing Business of DFS" in the prospectus.

  The amount of new receivables generated in any month and monthly payment rates on the receivables may vary because of, among other things:

  .    seasonal variations in product sales and inventory levels;

  .    retail incentive programs provided by product manufacturers; and

  .    various economic factors affecting product sales generally.

  The following table sets forth the highest and lowest monthly payment rates for the U.S. portfolio of DFS during any month in the periods shown and the average of the monthly payment rates for all months during the periods shown, in each case calculated as the percentage equivalent of a fraction:

  . the numerator of which is the aggregate of all collections of principal plus non-cash reductions in the principal balances of the receivables in the U.S. portfolio of DFS during the applicable period; and

  . the denominator of which is the average aggregate principal balances of such receivables for the applicable period.

  We cannot assure that the rate of principal collections will be similar to the historical experience set forth below. Because the accounts in the trust will be only a portion of the entire U.S. portfolio of DFS, actual monthly payment rates with respect to the accounts in the trust may be different from those
shown below.  DFS believes that the increase in payment rates since [    ] is
due in part to dealers maintaining lower levels of inventory as well as to an increasing percentage in the U.S. portfolio of receivables which liquidate more frequently.

                 Monthly Payment Rates for the U.S. Portfolio

                     [    ] Months
                     ended [      ], 31                Year Ended December 31,
                  ---------------------     --------------------------------------------
                   [    ]     [    ]     [    ]    [    ]    [    ]    [    ]    [    ]
Highest Month...      %          %          %         %         %         %         %

Lowest Month....      %          %          %         %         %         %         %

Average of the
Months in the         %          %          %         %         %         %         %
 Period

     The final distribution of principal on your certificates may occur earlier than expected because:

     . an Early Amortization Event may occur which would initiate an Early Amortization Period;

     . the seller may exercise its option to repurchase the interest of your series in the trust; or

     . the seller may have to repurchase the interest of the outstanding series in the trust because of the breach of certain representations and warranties.

     See "Description of the Certificates--Early Amortization Events" and "-- Optional Repurchase" in this prospectus supplement and "Description of the Certificates--Representations and Warranties" in the prospectus.

     You will bear the risk of being able to reinvest principal received on your certificates at a yield at least equal to the yield on your certificates. If you acquire a certificate at a discount, the repayment of principal of your certificate later than you anticipated will result in a lower than anticipated yield. In addition, if you acquire certificates at a premium, repayment of principal at a rate that is faster than the rate you anticipated will result in a yield that is lower than you anticipated.


                        Description of the Certificates

     The following summary describes certain terms of the pooling and servicing agreement and the supplement for your series, but it does not purport to be complete and is qualified in its entirety by reference to the pooling and servicing agreement and the supplement. See also "Description of the Certificates" in the prospectus.


 Interest

     Interest on the outstanding principal balance of each class of certificates of your series will be payable to the certificateholders of your series, to the extent of available funds, on each [interest payment date]. However:

     . during an Early Amortization Period, interest will be paid on each distribution date; and

     .    unless an Early Amortization Period has occurred prior to the
          distribution date in [         ] the first interest payment date will
          be [                ].

     Interest will be calculated on the basis of the actual number of days in the related interest period divided by 360.

Principal

     We expect that no principal payments will be made on your certificates until the distribution date in [specify month and year]. However, principal payments on your certificates may be made earlier or later. See "Risk Factors" and "Maturity and Principal Payment Considerations" in this prospectus supplement and "Risk Factors" in the prospectus.

 Allocations of Collections, Defaulted Amounts and Miscellaneous Payments

     The servicer will allocate amounts to your series for each calendar month as follows:

     . non-principal collections and the Defaulted Amount will be allocated to your series based on the Floating Allocation Percentage;

     . during the Revolving Period, principal collections will be allocated to your series based on the Floating Allocation Percentage, unless otherwise provided in the next sentence;

     . during the Accumulation Period and any Early Amortization Period, principal collections will be allocated to your series based on the Principal Allocation Percentage, unless otherwise provided in the next sentence; and

     .    Miscellaneous Payments will at all times be allocated to your series
          on the basis of the Series [     ] Allocation Percentage.

     However, if the sum of:

     . the sum of the floating allocation percentages, including the Floating Allocation Percentage, if applicable, for each series in its revolving period, and

     . the principal allocation percentage, including the Principal Allocation Percentage, if applicable, for each series in its amortization, accumulation or early amortization period exceeds 100%,

then principal collections for the applicable calendar month will be allocated among the series pari passu and pro rata on the basis of the floating allocation percentages and principal allocation percentages. Amounts not allocated to your series as described above will be allocated to the seller and the other outstanding series of certificates, if any.

     The Floating Allocation Percentage and the Principal Allocation Percentage will be adjusted for any calendar month in which Additional Accounts are designated to reflect the additional receivables added to the trust.

     For any date on which collections are made, the servicer generally will distribute directly to the seller an amount equal to the Excess Seller's Percentage for the related calendar month of principal and non-principal collections for that date.

     In addition, during the Revolving Period, the servicer generally will distribute directly to the seller an amount equal to the Available Seller's Principal Collections.

 Discount Factor

     This transaction creates additional non-principal collections by treating a portion of the principal balance of a receivable as a non-principal collection. This is done by multiplying the principal balance of a receivable by a percentage that we call the discount factor. As of [specify date], the discount factor was ___%. The discount factor is subject to adjustment as described in "Description of the Certificates-Discount Factor" in the prospectus.

Distributions from the Collection Account; Reserve Fund

     Non-Principal Collections. On each distribution date, the trustee of the trust will apply non-principal collections allocated to your series and Investment Proceeds, if any, deposited into the collection account for the related calendar month to make the following distributions in the following order of priority:

          (1) the following amount relating to the Class A certificates will be deposited in the interest funding account:

          .   Class A monthly interest for that distribution date; plus

          . the amount of any Class A monthly interest for any prior distribution dates not deposited in the interest funding account or distributed on those prior distribution dates; plus

          . to the extent permitted under applicable law, the amount of any Class A Additional Interest for the immediately preceding interest payment date that has not been deposited in the interest funding account and, without duplication, any Class A Additional Interest previously due but not deposited in the interest funding account or distributed;

          (2) the following amount relating to the Class B certificates will be deposited in the interest funding account:

          .   Class B monthly interest for that distribution date; plus

          . the amount of any Class B monthly interest for any prior distribution dates not deposited in the interest funding account or distributed on those prior distribution dates; plus

          . to the extent permitted under applicable law, the amount of any Class B Additional Interest for the immediately preceding interest payment date that has not been deposited in the interest funding account and, without duplication, any Class B Additional Interest previously due but not deposited in the interest funding account or distributed;

          (3) the following amount relating to the Class Certificates will be deposited in the interest funding account:

          .   Class C monthly interest for that distribution date; plus

          . the amount of any Class C monthly interest for any prior distribution dates not deposited in the interest funding account or distributed on those prior distribution dates; plus

          . to the extent permitted under applicable law, the amount of any Class C Additional Interest for the immediately preceding interest payment date that has not been deposited in the interest funding account and, without duplication, any Class C Additional Interest previously due but not deposited in the interest funding account or distributed;

          (4) an amount equal to the Monthly Servicing Fee for that distribution date will be distributed to the servicer, unless that amount has been netted against deposits to the collection account as described above or waived as described below;

          (5) an amount equal to the reserve fund deposit amount, if any, for that distribution date will be deposited in the reserve fund;

          (6) an amount equal to the Investor Default Amount, if any, for that distribution date will be treated as a portion of Available
     Certificateholder Principal Collections for that distribution date;

          (7) an amount required to reimburse unreimbursed Class A Investor Charge-Offs, Class B Investor Charge-Offs and Class C Investor Charge-Offs will be treated as a portion of principal collections for that distribution date;

          (8) any Class A Carry-over Amount, Class B Carry-over Amount or Class C Carry-over Amount not previously distributed will be deposited to the interest funding account; and

          (9) the balance, if any, will constitute "Excess Servicing" for that distribution date.

     If non-principal collections allocated to your series and Investment Proceeds are not sufficient to make the entire distributions required by clauses
(1), (2), (3), (4) and (6), the servicer will direct the trustee of the trust to withdraw funds from the reserve fund and apply those funds, to the extent available, to complete the distributions pursuant to those clauses in the numerical order of those clauses.

     If there is a Required Subordination Draw Amount for that distribution date, the servicer will apply or direct the trustee of the trust to apply the Available Seller's Collections on deposit in the collection account on that distribution date, but only up to the amount of the Required Subordination Draw Amount, to make up the shortfall in the distributions required by clauses (1) -
(4) and (6) above and that have not been made through the application of funds from the reserve fund described above. Any of those Available Seller's Collections remaining after the application pursuant to the preceding sentence will be treated as a portion of Available Certificateholder Principal Collections for the distribution date and applied as described under "-- Principal Collections" below, but only up to the amount of unpaid Adjustment Payments allocated to your series.

     If the Required Subordination Draw Amount exceeds Available Seller's Collections for a distribution date, the Available Subordinated Amount will be further reduced in accordance with the definition of Available Subordinated Amount in an amount equal to those Available Seller's Collections.

     If for a distribution date the sum of the Required Subordination Draw Amount and the aggregate of the required subordination draw amounts for all other series outstanding exceeds the Available Seller's Collections on deposit in the collection account on the distribution date, then the Available Seller's Collections will be allocated to your series and the other series pro rata on the basis of the required subordination draw amounts, including the Required Subordination Draw Amount.

     Reserve Fund. An Eligible Deposit Account will be established and maintained in the name of the trustee of the trust for the benefit of your series (the "reserve fund"). On the closing date, the seller will cause to be deposited with the trustee of the trust, and the trustee of the trust will deposit in the reserve fund, funds in an amount equal to [ ]% of the aggregate initial principal balance of the certificates of your series.

     If, after giving effect to the allocations, distributions and deposits in the reserve fund described above under "--Non-Principal Collections," the amount in the reserve fund is less than the Reserve Fund Required Amount, the trustee of the trust will deposit any remaining non-principal collections allocable to your series and Investment Proceeds -- to the extent available pursuant to clause (5) under "--Non-Principal Collections" above -- for the related calendar month into the reserve fund until the amount in the reserve fund is equal to the Reserve Fund Required Amount.

     Funds in the reserve fund will be invested in the same manner in which funds in the collection account may be invested. On each determination date, the servicer will credit to the collection account any investment earnings, net of losses and investment expenses, with respect to the reserve fund. After the earlier of the payment in full of the outstanding principal balance of the certificates and the Termination Date, any funds remaining on deposit in the reserve fund will be paid to the seller.

     Excess Servicing. On each distribution date, the servicer will allocate Excess Servicing relating to the calendar month immediately preceding the distribution date in the following order of priority:

          (a) an amount equal to the aggregate outstanding amounts of the Monthly Servicing Fee which have been previously waived as described under "--Servicing Compensation and Payment of Expenses" will be distributed to the servicer; and

          (b)  the balance, if any, will be distributed to the seller.

     Principal Collections. On each distribution date, the servicer will allocate Available Certificateholder Principal Collections as follows.

          For each distribution date relating to the Revolving Period, all Available Certificateholder Principal Collections will be allocated:

          .  first, if

             (1) the Pool Balance at the end of the preceding calendar month is less than the Pool Balance at the end of the second preceding calendar month, and

             (2) the Pool Balance at the end of the preceding calendar month is less than the Required Participation Amount for that distribution date, calculated before giving effect to any deposits to the excess funding account and any excess funding account for any other series in their revolving periods to be made on that distribution date, then the servicer will cause to be deposited into the excess funding account an amount which will reduce the Invested Amount such that, together with the deposits to the excess funding accounts -- and the resulting reductions in the invested amounts-- for other outstanding series in their revolving periods for that distribution date, the Pool Balance is equal to the Required Participation Amount; and

             .second, to Excess Principal Collections as described under "Description of the Certificates--Allocations Among Series" in the prospectus.

          For each distribution date relating to the Accumulation Period or any Early Amortization Period, if a responsible officer of the trustee of the trust has actual knowledge thereof:

          . an amount equal to Monthly Principal for the distribution date will be deposited to the principal funding account; and

          . during the Accumulation Period, the balance, if any, will be allocated to Excess Principal Collections.

     If the Invested Amount is greater than zero on the Termination Date, any funds remaining in the reserve fund, after the application of funds in the reserve fund as described above under "--Non-Principal Collections", will be treated as a portion of Available Certificateholder Principal Collections for the distribution date occurring on the Termination Date.


Interest Funding Account

          The servicer will establish and maintain in the name of the trustee of the trust, on behalf of the trust, an Eligible Deposit Account for the benefit of your series (the "interest funding account"). On each distribution date monthly interest will be deposited in the interest funding account as provided above under "--Distributions from the Collection Account; Reserve Fund."

          All amounts on deposit in the interest funding account on any distribution date, after giving effect to distributions to be made on that distribution date (the "interest funding account balance"), will be invested from the date of their deposit to a date on or prior to the next succeeding distribution date by the trustee of the trust at the direction of the servicer in Eligible Investments. On each distribution date, the interest and other investment income on the interest funding account balance will be paid to the collection account and distributed on that distribution date.

      Principal Funding Account

          The servicer will establish and maintain in the name of the trustee of the trust, on behalf of the trust, an Eligible Deposit Account for the benefit of your series (the "principal funding account"). On each distribution date, funds will be deposited in the principal funding account as provided above under "--Distributions from the Collection Account; Reserve Fund"; provided that if an Early Amortization Event occurs during the Accumulation Period -- unless, in limited circumstances relating to the required addition of accounts, that Early Amortization Event will have been cured -- the principal funding account balance will be paid to the certificateholders of your series on the first distribution date thereafter.

          All amounts on deposit in the principal funding account on any distribution date, after giving effect to distributions to be made on that distribution date (the "principal funding account balance"), will be invested from the date of their deposit to a date on or prior to the succeeding distribution date by the trustee of the trust at the direction of the servicer in Eligible Investments. On each distribution date, the interest and other investment income on the principal funding account balance will be applied as provided above under "--Distributions from the Collection Account; Reserve Fund."

     Excess Funding Account

          The servicer will establish and maintain an Eligible Deposit Account in the name of the trustee of the trust, on behalf of the trust, for the benefit of your series (the "excess funding account").

          On each distribution date during the Revolving Period, if:

          . the Pool Balance at the end of the preceding calendar month is less than the Pool Balance at the end of the second preceding calendar month; and

          . the Pool Balance at the end of the preceding calendar month is less than the Required Participation Amount for that distribution date --calculated before giving effect to any deposits to the excess funding account and any excess funding account for any other series in its revolving period to be made on that distribution date, then some Available Certificateholder Principal Collections will be deposited in the excess funding account on the distribution date.

          If:

          . on any determination date during the Revolving Period there are any funds in the excess funding account; and

          . the Pool Balance at the end of the preceding calendar month is greater than the Pool Balance at the end of the second preceding calendar month,

then the Invested Amount and the invested amounts -- but, in each case, not more than the initial principal amounts -- for all other outstanding series that provide for an excess funding account or similar arrangement and are in their revolving periods will be increased so that, after giving effect to the increases, the Required Participation Amount is at least equal to the Pool Balance.

     On the determination date, the servicer will notify the trustee of the trust of the amount, if any, of the increase in the Invested Amount and the trustee of the trust will withdraw from the excess funding account and pay to the seller or allocate to one or more other series, on the immediately succeeding distribution date, an amount equal to the amount of the increase in the Invested Amount.

     If the Invested Amount is increased by any payment to the seller or any allocation to one or more other series, the seller's interest or those other series' invested amount, as applicable, will be reduced by the amount of that payment.

     In addition, the Invested Amount will not be increased unless after giving effect to the increase the Pool Balance equals or exceeds the sum of:

          . the Required Participation Amount -- exclusive of the Trust Available Subordinated Amount;

          . the sum of the Available Subordinated Amount and the sum of the required subordinated amounts for all other series -- or, if the other series will have no required subordinated amounts, the available subordinated amounts with respect to that series; and

          . the sum of any subordinated amounts supporting any Enhancement for all other series. Under some circumstances, deposits in and withdrawals from the excess funding account may be made on a daily basis.

     The allocation of additional receivables to increase the Invested Amount and the invested amounts of other series will be pro rata based on the proportion that the amount on deposit in the excess funding account bears to the aggregate amounts in all of the trust's excess funding accounts -- including the excess funding account for your series -- and similar arrangements for accommodating the fluctuation in the principal balances of the receivables.

     The deposit of amounts into the excess funding account and the excess funding accounts and such similar arrangements for other series will be based on the proportion that the Invested Amount bears to the aggregate of the invested amounts, including the Invested Amount, for all series.

     Any funds on deposit in the excess funding account at the beginning of the Early Amortization Period or the Accumulation Period will be deposited in the principal funding account. In addition, no funds will be deposited in the excess funding account during the Accumulation Period or any Early Amortization Period.

     Funds on deposit in the excess funding account will be invested by the trustee of the trust at the direction of the servicer in investments rated in the highest short-term category of each rating agency or in any other investments that are acceptable to each rating agency. These investments are required to mature by the next distribution date. On each distribution date, all net investment income earned on amounts in the excess funding account since the preceding distribution date will be paid to the collection account and applied as described in this prospectus supplement. See "--Distributions from the Collection Account; Reserve Fund" above.


Distributions

     Payments to certificateholders of your series will be made from the interest funding account, the principal funding account and the excess funding account. The servicer will instruct the trustee of the trust to apply the funds on deposit in the interest funding account, the principal funding account and the excess funding account and will instruct the trustee of the trust to make, without duplication, the following distributions:

          (a) On each distribution date which is an interest payment date, available amounts on deposit in the interest funding account will be distributed in the following order of priority:

             (1)  to the Class A certificateholders, an amount equal to

                    (A) the sum of Class A monthly interest for the distribution date, plus the Class A monthly interest for any prior distribution date, if any, occurring after the immediately preceding interest payment date -- or in the case of the first interest payment date, after the closing date for your series, plus

                    (B) any amount determined on any prior interest payment date pursuant to clause (A) that was not distributed on any prior interest payment date, plus

                    (C) to the extent permitted under applicable law, the amount of any Class A Additional Interest for the current interest payment date and, without duplication, any Class A Additional Interest previously due but not distributed;

             (2)  to the Class B certificateholders, an amount equal to

                    (A) the sum of Class B monthly interest for the distribution date, plus the Class B monthly interest for any prior distribution date, if any, occurring after the immediately preceding interest payment date -- or in the case of the first interest payment date, after the closing date for your series, plus

                    (B) any amount determined on any prior interest payment date pursuant to clause (A) that was not distributed on any prior interest payment date, plus

                    (C) to the extent permitted under applicable law, the amount of any Class B Additional Interest for the current interest payment date and, without duplication, any Class B Additional Interest previously due but not distributed;

             (3)  to the Class C certificateholders, an amount equal to

                    (A) the sum of Class C monthly interest for the distribution date, plus the Class C monthly interest for any prior distribution date, if any, occurring after the immediately preceding interest payment date -- or in the case of the first interest payment date, after the closing date for your series, plus

                    (B) any amount determined on any prior interest payment date pursuant to clause (A) that was not distributed on any prior interest payment date, plus

                    (C) to the extent permitted under applicable law, the amount of any Class C Additional Interest for the current interest payment date and, without duplication, any Class C Additional Interest previously due but not distributed;

             (4)  to the Class A certificateholders, the sum of

                    (A) any Class A Carry-over Amount for the interest payment date, plus

                    (B) any Class A Carry-over Amount for each other
                        distribution date, if any, occurring after the immediately preceding interest payment date -- or in the case of the first interest payment date, after the closing date for your series;

             (5)  to the Class B certificateholders, the sum of

                    (A) any Class B Carry-over Amount for the interest payment date, plus

                    (B) any Class B Carry-over Amount for each other
                        distribution date, if any, occurring after the immediately preceding interest payment date -- or in the case of the first interest payment date, after the closing date for your series; and

          (6) to the Class C certificateholders, the sum of

          (A) any Class C Carry-over Amount for the interest payment date, plus

          (B) any Class C Carry-over Amount for each other distribution date, if any, occurring after the immediately preceding interest payment date --or in the case of the first interest payment date, after the closing date for your series.

          (b) On each distribution date during an Early Amortization Period -- if a responsible officer of the trustee of the trust has actual knowledge of that Early Amortization Period -- and on any other distribution date after the end of the Accumulation Period, the amount on deposit in the excess funding account, the principal funding account and -- after the payment of accrued interest and Carry-over Amounts on the certificates as described in paragraph (a) above -- any amounts in the interest funding account will be distributed to the certificateholders of your series in the following order of priority:

          . first, to the Class A certificateholders until the outstanding principal balance of the Class A certificates has been reduced to zero;

          . second, to the Class B certificateholders until the outstanding principal balance of the Class B certificates has been reduced to zero; and

          . third, to the Class C certificateholders until the outstanding principal balance of the Class C certificates has been reduced to zero; provided, however, that the maximum amount distributed pursuant to this paragraph on any distribution date will not exceed the excess of (A) the sum of the outstanding principal balance of the Class A, Class B and Class C certificates, as applicable, over (B) the sum of unreimbursed Class A, Class B and Class C Investor Charge-Offs, each on that distribution date.

     Distributions on the certificates of your series will be made on each applicable distribution date to the holders of certificates in whose names the certificates were registered -- expected to be Cede, as nominee of DTC, for the Class A and Class B certificates -- at the close of business on the day preceding that distribution date -- or, if definitive certificates are issued, on the last day of the preceding calendar month --. However, the final distribution on the certificates of your series will be made only at the time of presentation and surrender of the certificates.

Optional Repurchase

     On any distribution date occurring after the Invested Amount of the certificates of your series is reduced to less than 10% of the initial outstanding principal amount of the certificates of your series, the seller will have the option to repurchase the interest of your series in the trust. The purchase price at that time will be equal to the outstanding Invested Amount plus accrued and unpaid interest on the certificates of your series through the day preceding the distribution date on which the repurchase occurs. The purchase price will be deposited in the collection account in immediately available funds on the distribution date on which the seller exercises that option.

     Following that repurchase, the certificateholders of your series will have no further rights relating to the trust, other than the right to receive the final distribution on the certificates of your series. In the event that the seller fails for any reason to deposit the purchase price as described above, payments will continue to be made to your series as described under "-- Distributions" above.

Early Amortization Events

     For purposes of your series, the "Early Amortization Events" consist of:

     . the "Early Amortization Events" which are set forth in the pooling and servicing agreement; and

     . the additional "Early Amortization Events" which are set forth in the supplement for your series.

     The supplement for each other series will also set forth additional Early Amortization Events applicable to the other series -- which may be the same as or different from the additional Early Amortization Events for your series described below.

     For your series and every other series, "Early Amortization Event" includes any of the following events:

          1. failure by the seller to convey receivables in Additional Accounts to the trust within five business days after the day on which it is required to convey those receivables pursuant to the pooling and servicing agreement, as described under "Description of the Certificates -- Addition of Accounts" in the prospectus;

          2. failure on the part of the seller, the servicer or DFS, as applicable,

          . to make any payment or deposit required by the pooling and servicing agreement or the receivables contribution and sale agreement, including but not limited to any Transfer Deposit Amount or Adjustment Payment, on or before the date occurring five business days after the date that payment or deposit is required to be made;

          . to deliver a distribution date statement on the date required under the pooling and servicing agreement -- or within ten business days after notice from the trustee of the trust of that failure;

          . to comply with its covenant not to create any lien on a receivable which failure has a material adverse effect on the certificateholders and which continues unremedied for a period of 60 days after written notice; provided, however, that an Early Amortization Event will not be deemed to have occurred if the seller will have repurchased the related receivables or, if applicable, all the receivables during that period in accordance with the provisions of the pooling and servicing agreement;

          . to observe or perform in any material respect any other covenants or agreements set forth in the pooling and servicing agreement or the receivables contribution and sale agreement, which failure has a materially adverse effect on the certificateholders and which continues unremedied for a period of 45 days after written notice of that failure;

          3. any representation or warranty made by DFS in the receivables contribution and sale agreement or by the seller in the pooling and servicing agreement or any information required to be given by the seller to the trustee of the trust to identify the accounts

          . proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice; and

          . as a result the interests of the certificateholders of all series are materially and adversely affected -- excluding, however, any representation or warranty made by the seller that the pooling and servicing agreement constitutes, or the transfer of the receivables to the trust is, a valid sale, transfer and assignment to the trust of all right, title and interest of the seller in the receivables and the Collateral Security if the pooling and servicing agreement constitutes the grant of a security interest in the receivables and Collateral Security;

          . however, an Early Amortization Event will not be deemed to occur if the seller has repurchased the related receivables, if applicable, during that period in accordance with the provisions of the pooling and servicing agreement;

          4. the occurrence of certain events of bankruptcy, insolvency or receivership relating to any of DFS, the seller or Deutsche Bank North America Holding Corporation -- so long as DFS is a direct or indirect subsidiary of Deutsche Bank North America Holding Corporation;

          5. the trust or the seller becomes an investment company within the meaning of the Investment Company Act of 1940, as amended; or

          6.    any Servicer Default occurs.

     The additional "Early Amortization Events" which are Early Amortization Events for purposes of your series consist of any of the following events:

          1. a Carry-over Amount is outstanding on six consecutive distribution dates -- after giving effect to the distribution on each of those distribution dates;

          2.  on any determination date, the average of the Monthly Payment
     Rates for the three preceding calendar months is less than [     ]%;

          3. the failure to pay the outstanding principal amount of the certificates of your series by the distribution date in [specify month and year];

          4.  the Three Month Net Loss Ratio exceeds [     ]% on an annualized
     basis; however, this clause 4. may be amended or waived with the consent of the seller and each rating agency that the seller has requested to rate your series and without the consent of any certificateholder;

          5. the sum of all Eligible Investments and amounts on deposit in the excess funding account and any excess funding accounts for any other series
     represents more than [     ]% of the total assets of the trust on each of
     six or more consecutive determination dates, after giving effect to all payments made or to be made on the distribution dates relating to those determination dates; or

          6.  on any distribution date, the balance of the reserve fund is less
     than [     ]% of the aggregate outstanding principal balance of the
     certificates of your series, in each case after giving effect to all deposits and distributions on the distribution date.

     If any of the above events occur:

          . an Early Amortization Event will be deemed to have occurred without any notice or other action on the part of any other party immediately on the occurrence of that event; and

          . the Early Amortization Period will commence as of the day on which the Early Amortization Event occurs.

     Monthly distributions of principal to the certificateholders of your series will begin on the first distribution date following the calendar month in which an Early Amortization Period has commenced and will continue, to the extent described under "--Distributions" above, on subsequent distribution dates.

     In addition to the consequences of an Early Amortization Event discussed above, if an insolvency event occurs involving the seller, or the seller violates its covenant not to create any lien on any receivable, in each case as provided in the pooling and servicing agreement, on the day of that insolvency event or that violation, as applicable:

          . the seller will immediately cease to transfer receivables to the trust and promptly give notice to the trustee of the trust of that insolvency event or violation, as applicable; and

          . the trust will be deemed to have terminated, in accordance with the liquidation, winding up and dissolution procedures described below.

     Unless the provisions of the pooling and servicing agreement have been amended, as described under "Description of the Certificates--Amendments" in the prospectus, to eliminate the provisions relating to the sale of receivables following the occurrence of an insolvency event relating to the seller -- the pooling and servicing agreement provides that following the occurrence of an insolvency event relating to the seller:

          . within 15 days the trustee of the trust will publish a notice of that insolvency event or violation stating that the trustee of the trust intends to sell, liquidate or otherwise dispose of the receivables in a commercially reasonable manner and on commercially reasonable terms;

          . however, the trustee will refrain from that action if within a specified period of time holders of certificates of each series representing more than 50% of the aggregate outstanding principal amount of the certificates of each series -- or, for any series with two or more classes, the certificates of each class -- and each person holding a Supplemental Certificate, instruct the trustee of the trust not to sell, liquidate or dispose of the receivables and to continue transferring receivables as before that insolvency event or violation, as applicable.

     If the portion of those proceeds allocated to your series and the proceeds of any collections on the receivables in the collection account allocable to your series are not sufficient to pay the aggregate unpaid principal balance of the certificates in full plus accrued and unpaid interest thereon, you will incur a loss. Notwithstanding the above, in the case of the violation of the covenant not to create a lien on any receivable, the trust will not sell the receivables unless the proceeds allocable to your series are sufficient to pay the aggregate unpaid principal balance of the certificates of your series in full plus accrued and unpaid interest on those certificates.

Termination

     The trust will terminate on the date set forth under "Description of the Certificates--Termination" in the prospectus.

     In any event, the last payment of principal and interest on the certificates will be due and payable no later than the distribution date in [specify month and year]. In the event that the Invested Amount is greater than zero on that distribution date, the trustee of the trust will sell or cause to be sold -- and apply the proceeds to the extent necessary to pay those remaining amounts to all certificateholders -- an interest in the receivables or some of the receivables, as specified in the pooling and servicing agreement, in an amount equal to the sum of:

     . 110% of the Invested Amount, after giving effect to deposits and distributions otherwise to be made on that distribution date; and

     . the Available Subordinated Amount on the preceding determination date, after giving effect to allocations to be made on the distribution date following that determination date.

     However, the amount will not exceed the Series [     ] Allocation
Percentage of receivables on that determination date.

     The net proceeds of that sale and any collections on the receivables will be paid:

     . first to Class A certificateholders, until the accrued and unpaid Class A monthly interest and all Class A Additional Interest is paid in full and the Class A Invested Amount is reduced to zero;

     . second to Class B certificateholders, until the accrued and unpaid Class B monthly interest and all Class B Additional Interest is paid in full and the Class B Invested Amount is reduced to zero; and

     . third to Class C certificateholders, until the accrued and unpaid Class C monthly interest and all Class C Additional Interest is paid in full the Class C Invested Amount is reduced to zero.

     Any remaining proceeds will be paid to the seller.


Servicing Compensation and Payment of Expenses

     The servicer's compensation for its servicing activities and reimbursement for its expenses will be a servicing fee in an amount payable in arrears on each distribution date generally equal to one-twelfth of the product of:

     . 2% or, if the servicing fee has been waived as described below, 0% for the distribution date in respect of which the servicing fee has been waived; and

     . the Pool Balance as of the last day of the second preceding calendar month.

     The share of the servicing fee allocable to the certificateholders of your series for any distribution date will generally be equal to one-twelfth of the product of:

     .    2%; and

     . the Invested Amount as of the last day of the second preceding calendar month.

     The remainder of the servicing fee will be paid by the seller and the certificateholders of other series. The servicing fee will be payable to the servicer solely to the extent amounts are available for distribution therefor in accordance with the terms of the pooling and servicing agreement.

     The servicer will be permitted to waive its right to receive the servicing fee on any distribution date, so long as it believes that sufficient non-principal collections will be available on a future distribution date to pay the servicing fee relating to the waived servicing fee, in which case the servicing fee for that distribution date will be deemed to be zero.

     The servicer will pay from its servicing compensation certain expenses incurred in connection with servicing the accounts and the receivables including, without limitation, payment of fees and disbursements of the trustee of the trust and independent accountants and all other fees and expenses which are not expressly stated in the pooling and servicing agreement to be payable by the trust or the certificateholders other than federal, state and local income and franchise taxes, if any, of the trust or the certificateholders.

Reports

     On each distribution date, the trustee of the trust will forward, or cause to be forwarded, to each certificateholder of record -- which, in the case of Class A and Class B certificateholders, is expected to be Cede, as nominee for DTC, unless definitive certificates are issued -- a statement prepared by the servicer setting forth the following information:

     . the aggregate amount of collections, the aggregate amount of non-principal collections and the aggregate amount of principal collections processed during the immediately preceding calendar month and the amount on deposit in the collection account;

     .    the Series [     ] Allocation Percentage, the Floating Allocation
          Percentage and the Principal Allocation Percentage for that calendar month;

     . the total amount, if any, distributed on the certificates of your series;

     . the amount of that distribution allocable to principal on each class of certificates of your series;

     . the amount of that distribution allocable to interest on each class of certificates of your series;

     .    the Investor Default Amount for that distribution date;

     . the Required Subordination Draw Amount, if any, for the preceding calendar month;

     . the amount of the Class A, Class B and Class C Investor Charge-Offs and the amounts of reimbursements thereof for the preceding calendar month;

     .    the amount of the servicing fee for the preceding calendar month;

     .    the Controlled Distribution Amount;

     . the Invested Amount, separately stating the Class A, Class B and Class C Invested Amounts, the excess funding account balance and the outstanding principal balance of each class of certificates of your series for that distribution -- after giving effect to all distributions which will occur on that distribution date;

     . the "pool factor" for each class of certificates of your series as of the determination date relating to that distribution date, which consists of an eleven-digit decimal expressing the Invested Amount of each class as of that determination date -- determined after taking into account any reduction in the Invested Amount for that class which will occur on that distribution date -- as a portion of the initial principal balance of that class;

     .    the Available Subordinated Amount for that determination date;

     .    the reserve fund balance for that date; and

     . the principal funding account balance and the interest funding account balance for that date.

     On or before January 31 of each calendar year, the trustee of the trust will furnish, or cause to be furnished, to each person who at any time during the preceding calendar year was a certificateholder of record -- which, in the case of Class A and Class B certificateholders, is expected to be Cede, as nominee for DTC, unless definitive certificates are issued -- a statement containing the information required to be provided by an issuer of indebtedness under the Code for the preceding calendar year or the applicable portion thereof during which that person was a certificateholder, together with other customary information as is necessary to enable the certificateholders to prepare their tax returns.

     In addition, as long as the Class A and Class B certificateholder of record is Cede, as nominee for DTC, certificate owners will receive tax and other information from participants and indirect participants rather than from the trustee of the trust. See "Federal Income Tax Considerations" and "State and Local Tax Consequences" in this prospectus supplement.

                       Federal Income Tax Considerations

Overview

     The following is a summary of material U.S. Federal income tax consequences of the purchase, ownership and disposition of the offered certificates. This summary is based on current provisions of the Internal Revenue Code of 1986, called the "Code", proposed, temporary and final Treasury regulations under the Code, and published rulings and court decisions. The current tax laws and the current regulations, rulings and court decisions may be changed, possibly retroactively. The parts of this summary which relate to matters of law or legal conclusions, represent the opinion of Mayer, Brown & Platt, special Federal tax counsel for the seller, and are qualified in this summary. We have not sought and will not seek any rulings from the Internal

Revenue Service (the "IRS") about any of the Federal income tax consequences we discuss. The IRS could take positions contrary to those we discuss.

Characterization of the Certificates and the Trust

     In the opinion of Mayer, Brown & Platt, the trust will not be classified as an association or publicly traded partnership taxable as a corporation for Federal income tax purposes. Mayer, Brown & Platt is also of the opinion that, based on the substantive terms of the offered certificates, the offered certificates will be treated as indebtedness for Federal income tax purposes.

     In general, whether for Federal income tax purposes a transaction constitutes a sale of property or a loan which is secured by the property, is a question of fact, and is based on the economic substance of the transaction rather than its form or label. The primary factor in determining whether the substance of a transaction is a sale or a loan is whether the person who has purchased the property or made a loan secured by the property has assumed the risk of loss from the property and has obtained the benefits of ownership of the property. The intention of the parties is another important factor in determining whether a transaction will be treated as a sale or a loan for Federal income tax purposes. The seller expresses in the pooling agreement its intent that for federal, state and local income and franchise tax purposes, the offered certificates will be indebtedness. Further, the seller, the servicer and each initial and subsequent investor, by acquiring an interest in an offered certificate, agrees or will be deemed to agree to treat the offered certificates as indebtedness for Federal, state and local income or franchise tax purposes.

     Based on its analysis of the substance of the transaction contemplated in this prospectus and the parties' intentions, Mayer, Brown & Platt has concluded that the purchasers of the offered certificates will be treated as making a loan to the seller secured by the receivables. Therefore, Mayer, Brown & Platt is of the opinion that the offered certificates will be treated as debt for Federal income tax purposes. However, no transaction closely comparable to that contemplated in this prospectus has been the subject of any Treasury regulation, revenue ruling or judicial decision. Prospective investors should also be aware that opinions of counsel are not binding on the IRS, and the IRS could successfully challenge treatment of the offered certificates as indebtedness for Federal income tax purposes.

     Except as otherwise expressly indicated, the remaining discussion assumes that the offered certificates will be treated as debt for Federal income tax purposes and that payments on the offered certificates are denominated in U.S. dollars.


Taxation of Interest Income of Certificateholders

     If the offered certificates are not treated as issued with "original issue discount" or "OID", investors will be required to include the stated interest on the offered certificates in income either when received or accrued, according to their method of tax accounting. The offered certificates will not be treated as issued with OID if (1) the interest payable on the offered certificates meets the requirements for "qualified stated interest" under Treasury Regulations relating to OID, and (2) any excess of the principal amount of the offered certificates over the issue price of the offered certificates does not exceed a de minimis amount. Qualified stated interest generally includes interest that is payable unconditionally at least annually at a single fixed rate that appropriately takes into account the length of time between payments. It is uncertain whether interest payable on the offered certificates will be treated as qualified stated interest. A de minimis amount is defined by Treasury Regulations as 1/4% of the principal amount of the offered certificates multiplied by the number of full years included in their term.

     If the offered certificates are treated as issued with OID, then the excess of the payments other than "qualified stated interest" over the original issue price for the offered certificates will constitute OID. The original issue price for the offered certificates will be the initial offering price at which a substantial amount of the offered certificates are sold to the public. The owner of an offered certificate must include OID, if any, in income as interest over the term of the certificate under a constant yield method. In general, OID must be included in income in advance of the receipt of cash representing that income. Further, under the Code, special rules relating to OID, market discount and acquisition premium apply to debt obligations which may be accelerated due to prepayments of obligations securing the debt obligation. It is uncertain whether these special rules apply to the offered certificates. If they were to apply, the seller would calculate and report OID, if any, based on a reasonable prepayment assumption.

     A subsequent investor who purchases an offered certificate for less than or more than the adjusted issue price of an offered certificate will be governed by special rules. A subsequent investor who purchases an offered certificate for less than the adjusted issue price of the offered certificate, which is referred to as market discount, may be governed by the "market discount" rules of the Code. These rules provide, in part, that gain attributable to accrued market discount will be treated as ordinary income on the receipt of partial principal payments, or on the sale or disposition of the offered certificate. These rules also provide for the deferral of interest deductions related to debt incurred to acquire or carry the offered certificate. A subsequent investor who purchases an offered certificate for more than the adjusted issue price of the offered certificate, which is referred to as a premium, may elect to amortize and deduct this premium over the remaining term of the offered certificate pursuant to
Section 171 of the Code.


Sale of a Certificate

     An investor who disposes of an offered certificate by sale, exchange, redemption or otherwise will recognize gain or loss equal to the difference between the amount of cash and the fair market value of any property received, other than amounts attributable to, and taxable as, accrued interest, and the investor's adjusted tax basis in the offered certificate. In general, the adjusted tax basis of an offered certificate will equal the investor's cost for the offered certificate. Any gain or loss will generally be long-term capital gain or loss, provided that the offered certificate was held as a capital asset for more than one year. The maximum ordinary income tax rate for individuals exceeds the maximum long-term capital gains rate for individuals. Any realized capital losses may generally be used by a corporate taxpayer only to offset capital gains and by an individual taxpayer only to the extent of capital gains plus $3,000 of other income.

Possible Classification as a Partnership or as an Association Taxable as a Corporation

     The opinions of Mayer, Brown & Platt that the trust will not be treated as an association or publicly traded partnership taxable as a corporation and that the offered certificates will be treated as debt are not binding on the courts or the IRS. Further, the IRS could assert that, for purposes of the Code, the transactions contemplated in this prospectus constitute a sale of the receivables, or an interest therein, to the investors and that the legal relationship between the seller and some or all of the investors resulting from the transactions is a partnership, including a publicly traded partnership, or a publicly traded partnership taxable as a corporation. The seller currently does not intend to comply with the Federal income tax reporting requirements that would apply if any offered certificates were treated as interests in a partnership or a publicly traded partnership taxable as a corporation.

     If a partnership between the seller and investors were held to exist, the partnership itself would not be required to pay Federal income tax. Rather, the partners of the partnership, including the investors, would be taxed individually on their distributive shares of the partnership's income, gain, loss, deductions and credits. The amount and timing of items of income and deductions of an investor could differ if the offered certificates were held to constitute partnership interests, rather than debt. In addition, unless the partnership were treated as engaged in a trade or business, an individual investor's share of expenses of the partnership would be miscellaneous itemized deductions that, in the aggregate, are allowed as deductions only to the extent they exceed two percent of the individual's adjusted gross income, and could be reduced under Section 68 of the Code if the individual's adjusted gross income exceeded specified limits. Furthermore, these deductions would be eliminated altogether for purposes of the alternative minimum tax. As a result, the individual might be taxed on a greater amount of income than the stated rate on the offered certificates. Finally, if a partnership were held to exist, all or a portion of any taxable income allocated to an investor that is a pension, profit-sharing or employee benefit plan or other tax-exempt entity, including an individual retirement account, may constitute "unrelated business taxable income" which generally would be taxable to the tax-exempt investor under the Code.

     If it were determined that a transaction created an entity classified as a publicly traded partnership taxable as a corporation, the trust would be required to pay Federal income tax at corporate income tax rates on its income, and may have to pay certain state and local taxes, which would reduce the amounts available for distribution to the investors. If the offered certificates were treated as partnership interests in a publicly traded partnership, taxable as a corporation, distributions to the investors generally would not be deductible in computing the taxable income of the publicly traded partnership. Also, cash distributions to the investors generally would be treated as dividends for tax purposes.


FASIT Legislation

     Recent legislation created a new type of entity for Federal income tax purposes called a "financial asset securitization investment trust" or "FASIT." Arrangements similar to the trust may elect to be treated as a FASIT. A FASIT election would enable the trust to avoid Federal income taxation and to issue securities, similar to the offered certificates, which would be treated as debt for Federal income tax purposes. The seller and servicer will be permitted to amend the pooling and servicing agreement or the supplement for your series in order to enable all or a portion of the trust to qualify as a FASIT and to permit a FASIT election to be made with respect thereto, and to make any modifications to the pooling and servicing agreement or the supplement for your series as may be permitted by reason of the making of a FASIT election.

     We cannot assure you that the seller will or will not cause any permissible FASIT election to be made regarding the trust or amend the pooling and servicing agreement or the supplement for your series in connection with any election. In addition, if a FASIT election is made, it may cause a holder to recognize gain, but not loss on any certificates of your series held by it, even though Tax Counsel will deliver its opinion that an offered certificate will be treated as debt for federal income purposes without regard to the election and the offered certificate would be treated as debt following the election. Additionally, any FASIT election and any related amendments to the pooling and servicing agreement or the supplement involving your series may have other tax and non-tax consequences to certificateholders. Accordingly, prospective certificateholders should consult their tax advisors with regard to the effects of any FASIT election and any permitted related amendments on them in their particular circumstances.

     Although the FASIT legislation was effective as of September 1, 1997, many technical issues have not been addressed by Treasury regulations. Transition rules permit an entity in existence on or after August 31, 1997, like the trust, to elect FASIT status. However, it is not clear how outstanding interests of an electing entity would be treated after an election. Thus, it is not clear how the certificates of your series would be treated if the trust made a FASIT election.

     Prospective investors should consult their tax advisors about how a FASIT election may affect them.

Foreign Investors

     The following information describes the U.S. Federal income tax treatment of investors that are Foreign Investors if the offered certificates are treated as debt. The term "Foreign Investor" means any person who is not:

     (1)  a citizen or resident of the United States,

     (2) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof,

     (3) an estate, the income of which is includible in gross income for United States Federal income tax purposes, regardless of its source, or

     (4) a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

     Tax would be withheld from payments of interest, including OID, paid to a Foreign Investor at a rate of 30% unless (1) the income is "effectively connected" with the conduct by the Foreign Investor of a trade or business in the United States as evidenced by an IRS Form 4224 or new IRS Form W-8ECI, signed by the investor or its agent; (2) the Foreign Investor delivers an IRS Form 1001 or new IRS Form W-8BEN, signed by the investor or its agent, claiming exemption from withholding or a reduced rate of withholding under an applicable tax treaty; or
(3) the Foreign Investor and each securities clearing organization, bank, or other financial institution that holds the offered certificates on behalf of the customer in the ordinary course of its trade or business, in the chain between the investor and the United States person otherwise required to withhold the United States tax, complies with applicable identification requirements, and the investor does not actually or constructively own 10% or more of the voting stock of the seller and is not a controlled foreign corporation of the holder of the offered certificates. Applicable identification requirements generally will be satisfied if there is delivered to a securities clearing organization and to the United States entity otherwise required to withhold tax an IRS Form W-8 or new IRS Form W-8BEN signed under penalties of perjury by the investor, stating that the investor is not a United States person and providing the investor's name and address. In the case of (1), (2) or (3) above, the appropriate form will be effective provided, that (a) the applicable form is delivered pursuant to applicable procedures and is properly transmitted to the United States entity otherwise required to withhold tax, and (b) none of the entities receiving the form has actual knowledge that the investor is a United States person.

     An investor that is a nonresident alien or foreign corporation will not be liable for United States Federal income tax on gain realized on the sale, exchange, or redemption of an offered certificate, if (1) this gain is not effectively connected with the conduct of a trade or business in the United States, (2) in the case of an individual foreign investor, the investor is not present in the United States for 183 days or more during the taxable year of the sale, exchange, or redemption, and (3) in the case of gain representing accrued interest, the conditions described in the last paragraph are satisfied.

     If the trust were reclassified as a partnership that is not taxable as a corporation, a Foreign Investor might be required to file a U.S. Federal income tax return and pay tax on its share of partnership income at regular United States rates, including the branch profits tax in the case of a Foreign Investor that is a corporation. Withholding tax, at the current rate of 39.6% in the case of individuals and 35% in the case of corporations would also be deducted from a Foreign Investor's share of the partnership's "effectively connected taxable income." If the offered certificates were recharacterized as equity interests in a publicly traded partnership taxable as a corporation, tax would be withheld from distributions on the offered certificates treated as dividends generally at a rate of 30% unless reduced by an applicable treaty or other exemption.

     New Withholding Regulations. The Treasury Department has issued new withholding regulations containing modifications to the withholding, backup withholding and information reporting rules described in this prospectus supplement. For example, persons currently required to file Form W-8 or Form 1001 will be required to file new Form W-8BEN and persons currently required to file Form 4224 will be required to file new Form W-8ECI. The New Withholding Regulations will generally be effective for payments made after December 31, 1999, but Forms W-8, 1001 and 4224 filed before that date will continue to be effective until the earlier of December 31, 2000 or their current expiration date. Prospective investors are advised to consult their tax advisors regarding the New Withholding Regulations.

Backup Withholding

     Backup withholding taxes will be imposed on payments to any investor, other than an exempt holder like a corporation, tax exempt organization, qualified pension and profit sharing trust, individual retirement account or nonresident alien who provides certification of their status as nonresident, at the rate of 31% of the interest paid, and original issue discount accrued, if any, on the offered certificates if the investor, at the time of issuance, fails to supply the trustee of the trust or its broker with a certified statement, under penalties of perjury, containing the investor's name, address, correct taxpayer identification number, and a statement that backup withholding is not required. Information returns will be sent annually to the IRS and to each investor stating the amount of interest paid, and original issue discount accrued, if any, on the offered certificates and the amount of tax withheld from payments on the certificates. We advise investors to consult with their tax advisors about their eligibility for, and the procedure for obtaining, exemption from backup withholding.

                       State and Local Tax Consequences

     The activities to be undertaken by the servicer in servicing and collecting the receivables may be considered to take place in Missouri. The State of Missouri imposes a state income tax which is based partially on the net income of corporations, partnerships and other entities doing business in the State of Missouri. This discussion is based on present provisions of Missouri statutes and the regulations promulgated thereunder, and applicable judicial or ruling authority, all of which may change, which change may be retroactive. No ruling on any of the issues discussed below will be sought from the Missouri Department of Revenue.

     If the Class A and Class B certificates are treated as debt for federal income tax purposes, in the opinion of Bryan Cave LLP ("Missouri Tax Counsel"), this treatment will also apply for Missouri income tax purposes. Pursuant to this treatment, the trust will not be required to pay Missouri income tax and certificateholders not otherwise required to pay Missouri tax would not be required to pay that tax solely because of their mere ownership of the Class A and Class B certificates. Certificateholders already being taxed in Missouri, however, could be required to pay tax on the income generated from ownership of these certificates.

     In the alternative, if the arrangement created by the pooling and servicing agreement is treated as a partnership not taxable as a corporation for federal income tax purposes, in the opinion of Missouri Tax Counsel, the same treatment should also apply for Missouri income tax purposes. Certificateholders, whether Missouri residents or non-residents, who were partners in the constructive partnership would be required to pay Missouri income tax on their distributive shares of the income from the constructive partnership. However, based on past and current practices of the Missouri Department of Revenue classification of the arrangement as a "partnership" would not cause a certificateholder not otherwise required to pay in Missouri to pay Missouri income tax on income beyond that derived from the Class A and Class B certificates.

     If the arrangement created by the pooling and servicing agreement is treated as an association taxable as a corporation or a "publicly traded partnership" taxable as a corporation, then the hypothetical entity could be required to pay the Missouri income tax. Those taxes could result in reduced distributions to certificateholders. A certificateholder not otherwise required to pay tax in Missouri would not be required to pay Missouri income tax as a result of its mere ownership of that interest.

     Notwithstanding the foregoing, regardless of the treatment of the Class A and Class B certificates or the arrangement for federal income tax purposes, a certificateholder could be required to pay Missouri income tax if that certificateholder participated in the negotiation of the pooling and servicing agreement or otherwise developed a taxable nexus to Missouri.

     In the opinion of Missouri Tax Counsel, if the trust is not treated as an association taxable as a corporation for federal income tax purposes, the trust will not be required to pay any Missouri franchise tax imposed under Chapter 147 of the Revised Statutes of Missouri.

     Because each state's income tax laws vary, it is impossible to predict the income tax consequences to the certificateholders in all of the state taxing jurisdictions in which they are already required to pay tax. We recommend that you consult your own tax advisors regarding state and local income and franchise taxes.

Due to the complexity of federal, state, local and foreign rules and the current uncertainty as to the manner of their application to the trust and certificateholders, it is particularly important that potential investors consult their own tax advisors about the Federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the certificates. For example, this prospectus supplement does not discuss tax consequences to various investors, including banks and thrifts, insurance companies, regulated investment companies, dealers in securities, holders that will hold the offered certificates as a position in a "straddle" for tax purposes or as a part of a "synthetic security" or "conversion transaction" or other integrated investment comprised of the offered certificates and one or more other investments, foreign investors, trusts and estates and pass-through entities with any of these types of investors as equity holders. Further, we do not furnish information in this summary in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Additionally, the discussion is limited to the federal income tax consequences to initial investors and not to purchasers in the secondary market.


                             ERISA Considerations

General

     Section 406 of the Employee Retirement Income Security Act of 1974 ("ERISA"), and Section 4975 of the Code, prohibit a pension, profit-sharing or other employee benefit plan from engaging in certain transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code. A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and the Code for that person. For example, if a plan were to acquire certificates, a prohibited transaction would arise, unless an exemption, like one of the class exemptions described below, were available, if the seller were a disqualified person or party in interest. By its acceptance of a Class A certificate or an interest in a Class A certificate, each Class A certificateholder and owner of any beneficial interest in a Class A certificate will be deemed to represent and warrant that its purchase and holding of the certificate will not result in a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

     Additional prohibited transactions could arise if the assets of the trust were deemed to constitute assets of any plan that owned certificates. The Department of Labor ("DOL") has issued a final regulation (the "Plan Assets Regulation") concerning the definition of what constitutes the "plan assets" of an employee benefit plan to which ERISA or the Code applies, or an individual retirement account ("IRA") (collectively referred to as "Benefit Plans"). Under the Plan Assets Regulation the assets and properties of certain corporations, partnerships and certain other entities in which a Benefit Plan acquires an "equity interest" could be deemed to be assets of the Benefit Plan in certain circumstances. Accordingly, if Benefit Plans purchase certificates, the trust could be deemed to hold plan assets of that Benefit Plan unless one of the exceptions under the Plan Assets Regulation is applicable to the Trust.

     Purchasers which are insurance companies should consult with their counsel regarding a United States Supreme Court decision interpreting the fiduciary responsibility rules of ERISA, John Hancock Mutual Life Insurance Co. v. Harris Bank and Trust (114 S.Ct. 517). In John Hancock, the Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for ERISA purposes under certain circumstances. Prospective purchasers should determine whether that decision affects their ability to make purchases of the certificates.


Plan Assets and the Availability of Exemptions for Certificates

     The Plan Assets Regulation contains an exception (the "Publicly-Offered Securities Exception") that provides that if a Benefit Plan acquires a "publicly-offered security", the issuer of the security is not deemed to hold plan assets. A publicly-offered security is a security that is

     .    freely transferable;

     . part of a class of securities that is held, on completion of the public offering made hereby, by 100 or more investors independent of the trust and of one another; and

     . either is (A) part of a class of securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act") or (B) sold to the plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act of 1933 (the "Securities Act") and the class of securities of which that security is a part is registered under the Exchange Act within 120 days, or any later time as may be allowed by the Securities and Exchange Commission, after the end of the fiscal year of the issuer during which the offering of those securities to the public occurred.

     It is anticipated that the Class A certificates will meet the criteria of the Publicly-Offered Securities Exception as set forth above. The underwriters expect that the Class A certificates will be held by at least 100 independent persons at the conclusion of the offering, although no one can assure you, and no monitoring or other measures will be taken to ensure, that the 100 independent person requirement will be satisfied.

     If the certificates fail to meet the criteria of the Publicly-Offered Securities Exception and the trust's assets are deemed to include assets of Benefit Plans that are holders of certificates, transactions involving the trust and "parties in interest" or "disqualified persons" might be prohibited under
Section 406 of ERISA and Section 4975 of the Code unless an ERISA prohibited transaction exemption is applicable. Thus, for example, if a participant in any Benefit Plan is an obligor or guarantor of one of the receivables, under DOL interpretations the purchase of certificates by that plan could constitute a prohibited transaction. There are five class exemptions issued by the DOL that may apply in that event:

     . DOL Prohibited Transaction Class Exemption 84-14 -- Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers;

     . 91-38 -- Class Exemption for Certain Transactions Involving Bank Collective Investment Funds;

     . 90-1 -- Class Exemption for Transactions Involving Insurance Company Pooled Separate Accounts;

     . 95-60 -- Class Exemption for Certain Transactions Involving Insurance Company General Accounts; and

     . 96-23 -- Class Exemption for Plan Asset Transactions Determined by an In-House Asset Manager.

No one can assure you that these exemptions, even if all of the conditions specified in those exemptions are satisfied, will apply to all transactions involving the trust's assets.

     The underwriters currently do not expect that the Class B certificates will be held by at least 100 independent persons and, therefore, do not expect that the Class B certificates will qualify as publicly-offered securities under the Publicly-Offered Securities Exemption. Accordingly, the Class B certificates may not be acquired by:

      (a) any employee benefit plan to which ERISA applies;

      (b) any plan or other arrangement -- including an individual retirement account or Keogh plan -- to which section 4975 of the Code applies; or

      (c) any entity whose underlying assets include "plan assets" under the Publicly-Offered Securities Exemption by reason of any plan's investment in the entity.

     By its acceptance of a Class B certificate or an interest therein, each Class B certificateholder and owner of a beneficial interest in the Class B certificates will be deemed to have represented and warranted that it is not an employee benefit plan, plan or arrangement to which Section 4975 of the Code applies, or other type of entity covered by clause (a), (b) or (c) of the preceding sentence.


Review by Benefit Plan Fiduciaries

     Due to the complexity of these rules and the penalties imposed on persons involved in prohibited transactions, it is especially important that any Benefit Plan fiduciary who proposes to cause a Benefit Plan to purchase certificates should consult with its own counsel regarding the potential consequences under ERISA and the Code of the Benefit Plan's acquisition and ownership of certificates. Assets of a Benefit Plan should not be invested in the certificates unless it is clear that the assets of the trust will not be plan assets.

                                 Underwriting

     The seller has agreed to sell [name(s) of underwriter(s)] have agreed to purchase the principal amount of the Class A and Class B certificates listed in the table below. The terms of these purchases are governed by an underwriting
agreement between the seller and [             ], for itself and as
representative of all underwriters.

                              Principal Amount of      Underwriter's    Price to
Underwriters                  Class A Certificates     Commission       Public
------------                  ---------------------    -----------      ------



                              Principal Amount of      Underwriter's    Price to
                              Class B Certificates     Commission       Public
                              ---------------------    -----------      ------



     The underwriters have agreed to purchase all of the offered certificates if any of the offered certificates are purchased.

     [                    ], as representative of the underwriters, has advised
the seller that the underwriters propose initially to offer the Class A certificates to the public at the public offering price stated on the cover page of this prospectus supplement, and to some dealers at that price, less a concession of up to [____]% for each Class A certificate. The underwriters may allow, and those dealers may reallow, concessions up to [____]% of the principal amount of the Class A certificates to some brokers and dealers.

     [              ], as representative of the underwriters, has advised the
seller that the underwriters propose initially to offer the Class B certificates to the public at the public offering price stated on the cover page of this prospectus, and to some dealers at that price, less a concession not more than [____]% for each Class B certificate. The underwriters may allow, and those dealers may reallow, concessions of up to [____]% of the principal amount of the Class B certificates to some brokers and dealers.

     Additional offering expenses are estimated to be $[____________].

     The seller and DFS will indemnify the underwriters against liabilities caused by (1) any untrue statement or alleged untrue statement of a material fact contained in this prospectus supplement, the prospectus or the related registration statement or (2) any omission or alleged omission to state a material fact required to be stated in this prospectus supplement, the prospectus or the related registration statement or necessary to make the statements in this prospectus supplement, the prospectus or the related registration statement not misleading. The seller and DFS will not, however, indemnify the underwriters against liabilities caused by any untrue statement or omission, real or alleged, made in reliance on and in conformity with information relating to and provided by any underwriter for use in this prospectus supplement, the prospectus and the related registration statement.

     The underwriters may engage in over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids for the offered certificates in accordance with Regulation M under the Exchange Act.

     . Over-allotment transactions involve syndicate sales exceeding the offering size, which creates a syndicate short position.

     . Stabilizing transactions permit bids to purchase the offered certificates so long as the stabilizing bids do not exceed a specified maximum.

     . Syndicate covering transactions involve purchases of the offered certificates in the open market after the distribution has been completed in order to cover syndicate short positions.

     . Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the offered certificates originally sold by that syndicate member are purchased in a syndicate covering transaction.

     These transactions may cause the prices of the offered certificates to be higher than they would otherwise be in the absence of those transactions. Neither the seller nor any of the underwriters represent that the underwriters will engage in any of those transactions or that those transactions, once commenced, will not be discontinued without notice at any time.

     [For any underwriter which is an affiliate of DFS, add: [name of underwriter] and DFS are each indirect, wholly-owned subsidiaries of Deutsche Bank AG. DFS is the limited partner of the seller and the parent of Deutsche Floorplan Receivables, Inc., the general partner of the seller. Any obligations of [name of underwriter] are the sole responsibility of [name of underwriter] and do not create any obligation on the part of any affiliate of [name of underwriter].]


                                 Legal Matters

     Certain legal matters relating to the certificates will be passed on for the seller by Richard C. Goldman, Esq., Chief Legal Officer of the servicer, and by Mayer, Brown & Platt, Chicago, Illinois. Certain federal income tax matters will be passed on for the seller by Mayer, Brown & Platt, Chicago, Illinois. Certain legal matters and certain Missouri income tax matters will be passed on for the seller by Bryan Cave LLP, St. Louis, Missouri. Certain legal matters
will be passed on for the underwriter(s) by [          ].

                                   Glossary

                               [To be conformed]

     "Accumulation Period" means the period beginning on [     ] and ending on
the earlier of (a) the commencement of an Early Amortization Period and (b) the distribution date in [specify month and year].

     "Accumulation Period Length" means [        ].

     "Additional Interest" for any distribution date will mean an amount equal to the sum of the Class A Additional Interest, the Class B Additional Interest and the Class C Additional Interest.

     "Adjustment Date" means, for any interest period, the second London Business Day prior to the interest payment date preceding that interest period, and for an interest period commencing on an interest payment date, the second London Business Day preceding that interest payment date; provided that for the first interest period and each other interest period prior to the first interest payment date, the Adjustment Date will be a date determined prior to the closing date.

     "Adjustment Payments" means a deposit in the collection account as described below. If the servicer adjusts the amount of any receivable because of a rebate, refund, credit adjustment or billing error to a dealer, or because the receivable relates to inventory which was refused or returned by a dealer:

     . the Seller's Participation Amount will be reduced by the amount of the adjustment; and

     . if following that reduction the Pool Balance would be less than the Required Participation Amount for the immediately preceding determination date -- after giving effect to the allocations, distributions, withdrawals and deposits to be made on the distribution date immediately following that determination date -- the seller will be required to deposit a cash amount equal to that deficiency -- up to the amount of the adjustment -- into the collection account in immediately available funds on the day on which that adjustment occurs.

     "Approved Affiliate" means (a) Deutsche BSC, but only so long as Deutsche BSC is applying, or causing to be applied, DFS's underwriting guidelines in originating those receivables that it intends to transfer to the seller pursuant to the receivables contribution and sale agreement or (b) any other affiliate of DFS as to which the Rating Agency Condition has been satisfied.

     "Asset Based Receivables" means receivables arising from the asset based lending business.

     "Available Certificateholder Principal Collections" for any distribution date means the sum of

     . the product of: (1) the Floating Allocation Percentage, for the Revolving Period, or the Principal Allocation Percentage, for the Accumulation Period or any Early Amortization Period, for the related calendar month -- or any partial calendar month which occurs as the first calendar month during an Early Amortization Period) and (2) principal collections for the related calendar month -- or any partial calendar month which occurs as the first calendar month during an Early Amortization Period;

     . the amount, if any, of non-principal collections, funds in the Excess Servicing and Available Seller's Collections, allocated in each case to cover the Investor Default Amount or reimburse Investor Charge-Offs; and

     .    the Series [     ] Allocation Percentage of Miscellaneous Payments
          for that distribution date.

     "Available Seller's Collections" for any date means the sum of:

     .    the Available Seller's Non-Principal Collections; plus

     .    the Available Seller's Principal Collections;

     . however, the Available Seller's Collections will be zero for any calendar month if the Available Subordinated Amount is zero on the determination date immediately following the end of that calendar month.

     "Available Seller's Non-Principal Collections" for any date means an amount equal to the result obtained by multiplying:

     . the excess of (a) the Seller's Percentage for the related calendar month over (b) the Excess Seller's Percentage for that calendar month; by

     .    non-principal collections for that date.

     "Available Seller's Principal Collections" for any date means an amount equal to the product of:

     . the excess of (a) the Seller's Percentage for the related calendar month over (b) the Excess Seller's Percentage for that calendar month; and

     .    principal collections for that date.

      "Available Subordinated Amount" for a determination date is equal to:

     . the result of (a) a fraction, the numerator of which is the Invested Amount on the last day of the immediately preceding calendar month -- on the first determination date, the Invested Amount on the closing date -- and the denominator of which is the Pool Balance on that last day multiplied by (b) the Trust Incremental Subordinated Amount; minus

     . the aggregate of the Required Subordination Draw Amounts for all preceding Distribution Dates.

     "Carry-over Amount" means the sum of the Class A Carry-over Amount, the Class B Carry-over Amount and the Class C Carry-over Amount.


     "Class A Additional Interest" means, as of any interest payment date, an amount equal to the product of:

     .    the Class A interest rate;

     . a fraction the numerator of which is the actual number of days in the period from and including the prior interest payment date to but excluding the current interest payment date and the denominator of which is 360; and

     . the Class A Interest Shortfall, or the portion thereof, for that interest payment date which has not been paid or deposited in the interest funding account on any prior distribution date.

     "Class A Carry-over Amount" for a distribution date is an amount equal to the excess, if any, of:

     . Class A monthly interest for that distribution date, determined as if the interest rate were based on LIBOR rather than the Net Receivables Rate; over

     .    the actual Class A monthly interest for that distribution date.

     "Class A Initial Invested Amount" for any date means:

     . the initial principal amount of the Class A certificates, which is $__________, plus

     . the product of (a) the Class A Percentage multiplied by (b) the amount of any withdrawals from the excess funding account in connection with an increase in the Pool Balance since the closing date for your series; minus

     . the product of (a) the Class A Percentage multiplied by (b) the amount of any additions to the excess funding account in connection with a reduction in the Pool Balance since the closing date for your series.

     "Class A interest rate" is a rate per annum equal to the lesser of:

     .    [LIBOR] plus ____% per annum; and

     .    the related Net Receivables Rate.

     "Class A Interest Shortfall" is an amount, calculated by the servicer on the determination date preceding each interest payment date, equal to the excess, if any, of:

     . the sum of (a) the Class A monthly interest for the interest period applicable to that interest payment date plus (b) the Class A monthly interest for each interest period applicable to each other distribution date, if any, occurring after the immediately preceding interest payment date -- or for the first interest payment date, after the closing date; over

     . the amount which will be available to be paid to the Class A certificateholders as Class A monthly interest from the interest funding account on that interest payment date.

     "Class A Invested Amount" for any date means an amount equal to the sum of:

     .    the Class A Initial Invested Amount; minus

     . the aggregate amount of principal payments made to Class A certificateholders prior to that date; minus

     .    the aggregate amount of all unreimbursed Class A Investor Charge-
          Offs;

     .    however, the Class A Invested Amount will not be less than zero.

     "Class A Investor Charge-Off" for a distribution date means the lesser of:

     . the amount by which the Class B Investor Charge-Off for that distribution date would have reduced the Class B Invested Amount to below zero, if the Class B Invested Amount were permitted to be reduced to below zero; and

     . the portion, if any, of the Investor Default Amount for the related calendar month remaining after applying that Investor Default Amount to cap the size of the Class C Investor Charge-Off and the Class B Investor Charge-Off for that distribution date pursuant to the definitions of Class C Investor Charge-Off and the Class B Investor Charge-Off.

     "Class A monthly interest" on any distribution date will be an amount equal to the product of:

     .    the Class A interest rate;

     . a fraction the numerator of which is the actual number of days in the related interest period and the denominator of which is 360; and

     . the outstanding principal balance of the Class A certificates as of the close of business on the preceding distribution date, after giving effect to all repayments of principal made to Class A certificateholders on that preceding distribution date, if any, or for the first distribution date, the initial principal amount of the Class A certificates.

     "Class A Percentage" means the percentage equivalent of a fraction:

     . the numerator of which is the outstanding principal balance of the Class A certificates; and

     . the denominator of which is the outstanding principal balance of all certificates of your series.

     "Class B Additional Interest" means, as of any interest payment date, an amount equal to the product of:

     .    the Class B interest rate;

     . a fraction the numerator of which is the actual number of days in the period from and including the prior interest payment date to but excluding the current interest payment date and the denominator of which is 360; and

     . that Class B Interest Shortfall, or the portion thereof for that interest payment date, which has not been paid or deposited in the interest funding account on any prior distribution date.

     "Class B Carry-over Amount" for a distribution date is an amount equal to the excess, if any, of:

     . Class B monthly interest for that distribution date, determined as if the interest rate were based on LIBOR rather than the Net Receivables Rate; over

     .    the actual Class B monthly interest for that distribution date.

     "Class B Initial Invested Amount" for any date means:

     . the initial principal amount of the Class B certificates, which is $__________, plus

     . the product of (a) the Class B Percentage multiplied by (b) the amount of any withdrawals from the excess funding account in connection with an increase in the Pool Balance since the closing date for your series; minus

     . the product of (a) the Class B Percentage multiplied by (b) the amount of any additions to the excess funding account in connection with a reduction in the Pool Balance since the closing date for your series.

     "Class B interest rate" is a rate per annum equal to the lesser of:

     .    [LIBOR] plus ____% per annum; and

     .    the related Net Receivables Rate.

     "Class B Interest Shortfall" is an amount, calculated by the servicer on the determination date preceding each interest payment date, equal to the excess, if any, of:

     . the sum of (a) the Class B monthly interest for the interest period applicable to that interest payment date plus (b) the Class B monthly interest for each interest period applicable to each other distribution date, if any, occurring after the immediately preceding interest payment date -- or for the first interest payment date, after the closing date; over

     . the amount which will be available to be paid to the Class B certificateholders as Class B monthly interest from the interest funding account on that interest payment date.

     "Class B Invested Amount" for any date means an amount equal to the sum of:

     .    the Class B Initial Invested Amount; minus

     . the aggregate amount of principal payments made to Class B certificateholders prior to that date; minus

     .    the aggregate amount of all unreimbursed Class B Investor Charge-
          Offs;

     .    however, the Class B Invested Amount will not be less than zero.

     "Class B Investor Charge-Off" for a distribution date means the lesser of:

     . the amount by which the Class C Charge-Off for that distribution date would have reduced the Class C Invested Amount to below zero, if the Class C Invested Amount were permitted to be reduced to below zero; and

     . the portion, if any, of the Investor Default Amount for the related calendar month remaining after applying that Investor Default Amount to cap the size of the Class C Investor Charge-Off for that distribution date pursuant to the definition of Class C Investor Charge-Off -- that is, the amount, if any, by which Investor Default Amount for the related calendar month exceeds the amount of the Class C Investor Charge-Off for that distribution date.

     "Class B monthly interest" on any distribution date will be an amount equal to the product of:

     .    the Class B interest rate;

     . a fraction the numerator of which is the actual number of days in the related interest period and the denominator of which is 360; and

     . the outstanding principal balance of the Class B certificates as of the close of business on the preceding distribution date, after giving effect to all repayments of principal made to Class B certificateholders on that preceding distribution date, if any, or for the first distribution date, the initial principal amount of the Class B certificates.

     "Class B Percentage" means the percentage equivalent of a fraction:

     . the numerator of which is the outstanding principal balance of the Class B certificates; and

     . the denominator of which is the outstanding principal balance of all certificates of your series.

     "Class C Additional Interest" means, as of any interest payment date, an amount equal to the product of:

     .    the Class C interest rate;

     . a fraction the numerator of which is the actual number of days in the period from and including the prior interest payment date to but excluding the current interest payment date and the denominator of which is 360; and

     . that Class C Interest Shortfall, or the portion thereof, for that interest payment date, which has not been paid or deposited in the interest funding account on any prior distribution date.

     "Class C Carry-over Amount" for a distribution date is an amount equal to the excess, if any, of:

     . Class C monthly interest for that distribution date, determined as if the interest rate were based on LIBOR rather than the Net Receivables Rate; over

     .    the actual Class C monthly interest for that distribution date.

     "Class C Initial Invested Amount" for any date means:

     . the initial principal amount of the Class C certificates, which is $__________, plus

     . the product of (a) the Class C Percentage multiplied by (b) the amount of any withdrawals from the excess funding account in connection with an increase in the Pool Balance since the closing date for your series; minus

     . the product of (a) the Class C Percentage multiplied by (b) the amount of any additions to the excess funding account in connection with a reduction in the Pool Balance since the closing date for your series.

     "Class C interest rate" is a rate per annum equal to the lesser of:

     .    [LIBOR] plus ____% per annum; and

     .    the related Net Receivables Rate.

     "Class C Investor Charge-Off" for a distribution date means the lesser of:

     . the amount by which the Class C Charge-Off for that distribution date would have reduced the Class C Invested Amount to below zero, if the Class C Invested Amount were permitted to be reduced to below zero; and

     . the portion, if any, of the Investor Default Amount for the related calendar month remaining after applying that Investor Default Amount to ____ the size of the Class C Investor Charge-Off for that distribution date pursuant to the definition of Class C Investor Charge-Off -- that is, the amount, if any, by which Investor Default Amount for the related calendar month exceeds the amount of the Class C Investor Charge-Off for that distribution date.

     "Class C Interest Shortfall" is an amount, calculated by the servicer on the determination date preceding each interest payment date, equal to the excess, if any, of:

     . the sum of (a) the Class C monthly interest for the interest period applicable to that interest payment date plus (b) the Class C monthly interest for each interest period applicable to each other distribution date, if any, occurring after the immediately preceding interest payment date -- or for the first interest payment date, after the closing date; over

     . the amount which will be available to be paid to the Class C certificateholders as Class C monthly interest from the interest funding account on that interest payment date.

     "Class C Invested Amount" for any date means an amount equal to the sum of:

     .    the Class C Initial  Invested Amount; minus

     . the aggregate amount of principal payments made to Class C certificateholders prior to that date; minus

     .    the aggregate amount of all unreimbursed Class C Investor Charge-
          Offs;

     .    however, the Class C Invested Amount will not be less than zero.

     "Class C Investor Charge-Off" for a distribution date will be calculated as follows:

     . If on that distribution date, after giving effect to the allocations, distributions, withdrawals and deposits to be made on that distribution date, either (a) the Available Subordination Amount for the related determination date exceeds zero, or (b) the balance of the reserve fund on the distribution date exceeds zero, then the Class C Investor Charge-Off will be zero for that distribution date.

     . If on that distribution date, after giving effect to the allocations, distributions, withdrawals and deposits to be made on that distribution date, both (a) the

          Available Subordination Amount for the related determination date is zero, and (b) the balance of the reserve fund is zero, then the Class C Investor Charge-Off for that distribution date will equal the lesser of the Deficiency Amount for that distribution date and the Investor Default Amount for the preceding calendar month.

     "Class C monthly interest" on any distribution date will be an amount equal to the product of:

     .    the Class C interest rate;

     . a fraction the numerator of which is the actual number of days in the related interest period and the denominator of which is 360; and

     . the outstanding principal balance of the Class C certificates as of the close of business on the preceding distribution date, after giving effect to all repayments of principal made to Class C certificateholders on that preceding distribution date, if any, or for the first distribution date, the initial principal amount of the Class C certificates.

     "Class C Percentage" means the percentage equivalent of a fraction:

     . the numerator of which is the outstanding principal balance of the Class C certificates; and

     . the denominator of which is the outstanding principal balance of all certificates of your series.


     "Collateral Security" for a receivable generally includes the security interest granted by or on behalf of the related Dealer with respect thereto.


     "Controlled Amortization Amount" means an amount equal to:

     . the Invested Amount as of the determination date on which the Accumulation Period Length is determined -- after giving effect to any changes on that date -- divided by

     .    the number of months comprising the Accumulation Period Length.

     "Controlled Distribution Amount" for a distribution date means the excess, if any, of:

     . the product of the Controlled Amortization Amount and the number of Distribution Dates relating to the Accumulation Period through and including that distribution date; over

     . the amount on deposit in the excess funding account and the principal funding account -- including any amounts deposited therein from the excess funding account -- before giving effect to any withdrawals from or deposits to those accounts on that distribution date.

     "Dealer" means a person engaged generally in the business of purchasing consumer or commercial products from a manufacturer or distributor thereof and holding the products for sale or lease in the ordinary course of business or a person engaged generally in the business of manufacturing or distributing products for sale to dealers in the ordinary course of business.

     "Defaulted Amount" on any determination date means an amount, which will not be less than zero, equal to:

     . the principal amount, exclusive of the discounted portion that, if collected, would have been treated as a Non-Principal Collection, of receivables that became Defaulted Receivables during the preceding calendar month; less

     . the full amount, exclusive of the discounted portion, of any Defaulted Receivables which may be reassigned to the seller or purchased by the servicer for that calendar month unless certain events of bankruptcy, insolvency, or receivership have occurred regarding either of the seller or the servicer, in which event the Defaulted Amount will not be reduced for those Defaulted Receivables. The pooling and servicing agreement provides that receivables will be charged off as uncollectible in accordance with the servicer's customary and usual policies and procedures for servicing its own comparable revolving dealer wholesale loan accounts.

     "Defaulted Receivables" on any determination date are:

     (1) all receivables which were Eligible Receivables when transferred to the trust, which arose in an account which became an Ineligible Account after the date of transfer of those receivables to the trust and which remained outstanding for any six consecutive determination dates thereafter; and

     (2) all receivables, other than all Ineligible Receivables, which were charged off as uncollectible for the immediately preceding calendar month.

     DFS's charge-off policy is based on SAU/NSF aging.

     . For "Pay-as-Sold" accounts, see "Description of the Dealer Floorplan Financing Business of DFS--Payment Terms" in the prospectus, receivables which are coded as SAU/NSF are charged off at the end of the month in which those receivables had been so coded for at least 181 days.

     . For delinquent scheduled payment accounts, DFS performs inventory inspections to evaluate its collateral position with the related Dealer as DFS deems necessary. If the inspection reveals an uncollateralized position, the shortage is coded SAU. The SAU will be charged off on or before 181 days.

     . "SAU" is the code on DFS's servicing records representing the unpaid portion of a receivable balance as to which the related product has been sold but not paid in full.

     . DFS's "NSF" code represents checks from customers returned for insufficient funds. DFS's charge off policy may change over time.

     "Deficiency Amount" is the amount, if any, by which

     (1)  the sum of

          (a) Monthly Interest for the next distribution date,

          (b) any Monthly Interest for any prior distribution dates required to be but not deposited in the interest funding account on a prior distribution date,

          (c) Additional Interest, if any, for the next distribution date and any Additional Interest for any prior distribution dates required to be but not deposited into the interest funding account on a prior distribution date, but only to the extent permitted by applicable law,

          (d) the Monthly Servicing Fee for the next distribution date,

          (e) the Investor Default Amount for the next distribution date, and

          (f) the amount of any Adjustment Payment allocated to your series for the next distribution date that has not been deposited in the collection account as required under the pooling and servicing agreement; exceeds

     (2) the sum of non-principal collections allocated to your series for the next distribution date, plus any Investment Proceeds for the next distribution date.

     "Delayed Funding Receivable" means a receivable in respect of which the related Floorplan Agreement permits DFS or an Approved Affiliate to delay payment of the purchase price of the related product to the Manufacturer for a specified period after the invoice date for the product. If the Rating Agency Condition is satisfied, then the receivables referred to in the preceding sentence will not be Delayed Funding Receivables and the provisions relating to Delayed Funding Receivables will no longer be of any force or effect.


     "Discount Factor" will be calculated as follows:

     . If on any distribution date the Net Receivables Rate for that distribution date less (1) the weighted average of the interest rates, as determined below, for all outstanding series of certificates for that distribution date less (2) the annualized Net Loss Rate -- as defined in the pooling and servicing agreement -- for the preceding twelve calendar months is less than 1%, then the Discount Factor for that distribution date will be adjusted upwards, rounded up to the nearest 0.1% -- but in no event will the Discount Factor exceed 1% -- so that the Net Receivables Rate less the rate in clause (1) less the rate in clause (2) will be equal to 1%; and the Discount Factor will remain at the adjusted percentage amount until it is further adjusted by the terms of this sentence or either of the following two sentences.

     . Notwithstanding the foregoing, the seller, at its discretion, may increase or decrease the Discount Factor, but in no event will the Discount Factor exceed 1% or be less than the percentage amount required by the immediately preceding sentence or be greater than the percentage amount required by the next sentence.

     . Notwithstanding the foregoing, if the application of the Discount Factor would cause the Pool Balance to be less than the Required Participation Amount, then the Discount Factor will be the percentage -- which will in no event be less than 0% -- rounded down to the nearest 0.1%, which, when applied, will cause the Pool Balance to at least equal the Required Participation Amount. For purposes of this definition:

               (1) if the interest rate on a class of certificates is calculated as the lesser of (a) a fixed rate or a formula rate and (b) the Net Receivables Rate, then the interest rate will be the rate in clause
          (a); and

               (2) if an interest rate swap agreement provides the interest distributable on a series or class of certificates, then the interest rate for the series or class of certificates will be the interest rate payable to the related swap counterparty.

     "Discount Portion" means, for a receivable, the portion of that receivable equal to the product of the Discount Factor and the balance of the receivable.

     "Early Amortization Event" has the meaning set forth under "Description of the Certificates--Early Amortization Events" in this prospectus supplement.

     "Early Amortization Period" for any series will begin at the close of business on the business day preceding the occurrence of an Early Amortization Event for that series--that is, either

          (a) one of the Early Amortization Events set forth in the pooling and servicing agreement that applies to all series or

          (b) one of the Early Amortization Events that applies to that particular series and is set forth in the supplement for that series. The Early Amortization Events applicable to your series are listed under Description of the Certificates -- Early Amortization Events" in this prospectus supplement.

     The Early Amortization Period for any series will end on the earliest to occur of:

          (a) the payment in full of the invested amount for that series, or in the case of your series, the Invested Amount,

          (b) the date specified as a termination date in the supplement for that series, which in the case of your series is the distribution date in [specify month and year], and

          (c) the end of the first month during which the seller cured an Early Amortization Event relating to the failure of the seller to convey receivables in Additional Accounts to the trust within five business days after the day on which it is required to convey those receivables pursuant to the pooling and servicing agreement--so long as no other Early Amortization Event has occurred relating to that series and the scheduled termination of the Revolving Period for that series has not occurred.

     "Eligible Account" means each individual revolving credit arrangement payable in U.S. dollars and established by DFS or an Approved Affiliate with a Dealer in the ordinary course of business pursuant to a Financing Agreement, which arrangement, as of the date of determination with respect thereto:

     . is in favor of a Dealer which is doing business in the United States of America, including its territories and possessions, and which has not been identified by the servicer as being the subject of any voluntary or involuntary bankruptcy proceeding or being in a voluntary or involuntary liquidation,

     . is in existence and maintained and serviced by DFS or an Approved Affiliate and

     . is an account in respect of which no amounts have been charged off as uncollectible.

     Eligible Accounts include accounts in which another lender participates. See "The Dealer Floorplan Financing Business of DFS--Participation Arrangements" in the prospectus. Receivables arising in accounts in which another lender participates include only DFS's undivided interest in the related advance and not the undivided interest of the other lender.

     "Eligible Deposit Account" means either:

     .    a segregated account with an Eligible Institution; or

     . a segregated trust account with the corporate trust department of a depository institution or trust company organized under the laws of the United States or any one of the states thereof -- or any domestic branch of a foreign bank -- having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution or trust company has a credit rating from each rating agency in one of its generic rating categories which signifies investment grade.

     "Eligible Institution" means:

     .    the corporate trust department of the trustee;

     . a depository institution or trust company organized under the laws of the United States or any one of the states thereof, or a domestic branch of a foreign bank, which at all times (1) has either (a) a long-term unsecured debt rating acceptable to each rating agency or
          (b) a certificate of deposit rating acceptable to each rating agency and (2) is a member of the FDIC.

     "Eligible Investments" means book-entry securities, negotiable instruments or securities of the type contemplated by the pooling and servicing agreement, or any other investment as may be permitted by each Rating Agency without reducing or withdrawing the rating of the certificates of any series.

     "Eligible Receivable" means each receivable:

     . which was originated or acquired by DFS in the ordinary course of business;

     .    which arose under an account that at that time was an Eligible
          Account;

     . which is owned by DFS at the time of sale or contribution by DFS to the seller;

     . which represents the obligation of a Dealer to repay an advance made to or on behalf of the Dealer;

     . which at the time of creation and at the time of transfer to the trust is secured, to the extent required by the related financing agreement, by a perfected first priority security interest -- whether by prior filing, purchase money security interest statutory priority, or subordination agreement from prior filers -- in the products, accounts receivable or other collateral relating thereto; however, the security interest need not be a first priority security interest in the case of a receivable arising in an account for which the payment terms are on a scheduled payment plan basis and the maximum credit line is $250,000 or less, but only if that account was designated as an account on or before the closing date for a series issued in 1994;

     . which was created in compliance in all respects with all requirements of law applicable thereto and pursuant to a floorplan, accounts receivable, asset based lending or unsecured receivable financing agreement which complies in all respects with all requirements of law applicable to any party thereto;

     . for which all consents and governmental authorizations required to be obtained by DFS or the seller in connection with the creation of that receivable or the transfer of that receivable to the trust or the performance by DFS of the floorplan, accounts receivable, asset based lending or unsecured receivable financing agreement pursuant to which that receivable was created, have been duly obtained and are in full force and effect;

     . as to which at all times following the transfer of that receivable to the trust, the trust will have good and marketable title thereto free and clear of all liens arising prior to the transfer or arising at any time, other than liens permitted pursuant to the pooling and servicing agreement;

     . which has been the subject of a valid transfer and assignment from the seller to the trust of all the seller's interest in that receivable, including any proceeds of that receivable;

     . which will at all times be the legal and assignable payment obligation of the related Dealer, enforceable against the Dealer in accordance with its terms except as may be limited by applicable bankruptcy or other similar laws;

     . which at the time of transfer to the trust is not encumbered by any right of rescission, setoff, or any other defense of the Dealer;

     . as to which, at the time of transfer of the receivable to the trust, DFS and the seller have satisfied all their respective obligations regarding that receivable required to be satisfied at that time;

     . as to which, at the time of transfer of the receivable to the trust, neither DFS nor the seller has taken or failed to take any action which would impair the rights of the trust or the certificateholders in that receivable;

     . which constitutes "chattel paper," an "account" or a "general intangible" as defined in Article 9 of the UCC as then in effect in the State of Missouri; however, the financing agreement giving rise to the receivable may, however, be subject by its terms, or by judicial interpretation, to the laws of other states;

     . which was transferred to the trust with all applicable governmental authorizations; and

     . if the receivable has the benefit of a Floorplan Agreement with a Manufacturer, the Floorplan Agreement provides, except as otherwise provided in that agreement -- which may vary among Floorplan Agreements -- that the Manufacturer is obligated to repurchase the products securing the receivable after the servicer repossesses the products following the related Dealer's default. For a description of Floorplan Agreements, see "The Dealer Floorplan Financing Business of DFS--Floorplan Agreements with Manufacturers" in the prospectus.

     Delayed Funding Receivables will be Eligible Receivables. Delayed Funding Receivables -- including any collections on those Delayed Funding Receivables and Defaulted Amounts in respect of those Delayed

Funding Receivables -- will cease to be included in the trust on the day, if any, on which an insolvency event in respect of DFS occurs.

     "Enhancement" means the rights and benefits provided to the certificateholders of any series or class pursuant to any letter of credit, surety bond, cash collateral account, spread account, guaranteed rate agreement, maturity liquidity facility, tax protection agreement, interest rate swap agreement or other similar arrangement. The subordination of any series or class to any other series or class or of the seller's interest to any series or class will be deemed to be an Enhancement.

     "Enhancement Provider" means the provider of any Enhancement, other than any certificateholders the certificates of which are subordinated to any series or class.

     "Excess Seller's Percentage" for any calendar month means a percentage, which will never be less than 0% nor more than 100%, calculated as described below.

     . If the Excess Seller's Percentage is applied to non-principal collections and defaulted receivables, it means 100% minus the sum of:

          (1) the aggregate of the floating allocation percentages for each outstanding series for the applicable calendar month; plus

          (2) the percentage equivalent of a fraction, the numerator of which is the aggregate of the available subordinated amounts for each outstanding series as of the determination date occurring in that calendar month -- after giving effect to the allocations, distributions, withdrawals and deposits to be made on the next distribution date -- and the denominator of which is the Pool Balance as of the last day of the immediately preceding calendar month.

     . If the Excess Seller's Percentage is applied to principal collections, it means 100% minus the sum of:

          (a) the sum of the aggregate of the principal allocation percentages for each outstanding series in its amortization, accumulation or early amortization period for the applicable calendar month and the aggregate of the floating allocation percentages for each outstanding series in its revolving period for that calendar month; plus

          (b) the percentage described in clause (2) above for that calendar month.

     "Excess Servicing" for any distribution date means the amount described in clause (9) under "Description of the Certificates -- Distributions from the Collection Account; Reserve Fund" in this prospectus supplement.

     "Financing Agreement" means any wholesale financing agreement, accounts receivable financing agreement, asset based lending financing agreement or unsecured receivable financing agreement.

     "Floating Allocation Percentage" for any calendar month after the month in which the closing date for your series occurs means the percentage equivalent, which will never exceed 100%, of a fraction:

     . the numerator of which is the Invested Amount as of the last day of the immediately preceding calendar month; and

     .    the denominator of which is the Pool Balance as of that last day.

     The Floating Allocation Percentage for the month in which the closing date for your series occurs will mean the percentage equivalent of a fraction:

     . the numerator of which is the sum of the initial principal balances of the certificates of your series; and

     . the denominator of which is the Pool Balance on the [specify cut-off date].

     "Floorplan Agreement" means an agreement, entered into by DFS or the related Approved Affiliate and a Manufacturer, as amended or modified from time to time, pursuant to which the Manufacturer agrees, among other matters, to repurchase from DFS or the Approved Affiliate, as applicable, Products sold by the manufacturer to any of its Dealers and financed by DFS or the Approved Affiliate under a wholesale financing agreement if DFS or the Approved Affiliate acquires possession of the Products because of a default by the Dealer under the wholesale financing agreement, voluntary surrender or other circumstances.

     "Incremental Default Amount" on any determination date equals:

     .    the Overconcentration Default Amount on that determination date; minus

     . the full amount of any defaulted receivables included in the definition of Overconcentration Default Amount which may be reassigned or assigned to the seller or the servicer in accordance with the terms of the pooling and servicing agreement, but not less than zero, except as described in the next sentence.

          If certain events of bankruptcy, insolvency or receivership involving the seller have occurred, the amount of the defaulted receivables which may be reassigned to the seller will not be so subtracted and, if certain events of bankruptcy, insolvency or receivership involving the seller have occurred, the amount of the defaulted receivables which may be assigned to the servicer will not be so subtracted.

     "Ineligible Account" means an Account that at the time of determination is not an Eligible Account.

     "Ineligible Receivable" means, without duplication,

     .    any receivable that arises in an Eligible Account, was not an Eligible
     Receivable at the time of its transfer to the trust and was transferred to the trust,

     .    any receivable that, at the time of its transfer to the trust, has been SAU or NSF for more than 30 days and

     .    the aggregate of receivables that, at the time of transfer of each of the receivables to the trust, have been SAU or NSF for a period of one to 30 days but only to the extent that the aggregate amount exceeds 0.75% of the Pool Balance at the end of the calendar month.

     "Invested Amount" means for any date the sum of:

     .    the Class A Invested Amount;

     .    the Class B Invested Amount; and

     .    the Class C Invested Amount.

     "Investment Proceeds" for any distribution date means an amount equal to the sum of:

     . the net investment earnings credited to the collection account on the related determination date on funds held in the interest funding account, the principal funding account, the excess funding account and the reserve fund; and

     .    the Series [    ] Allocation Percentage of net investment earnings
          credited to the collection account on the related determination date relating to funds held in the collection account.

     "Investor Default Amount" means, for any distribution date, an amount equal to the product of:

     .    the Defaulted Amount for the preceding calendar month, and

     .    the Floating Allocation Percentage for the preceding calendar month.

     ["LIBOR" means, for any interest period, the offered rates for deposits in United States dollars having a maturity of three months (the "Index Maturity") commencing on the related Adjustment Date which appears on Telerate Page 3750 as of approximately 11:00 A.M., London time, on the date of calculation as determined by the trustee of the trust.] If at least two offered rates appear on Telerate Page 3750, LIBOR will be the arithmetic mean -- rounded upwards, if necessary, to the nearest one-sixteenth of a percent -- of those offered rates.

     If fewer than two offered rates appear, LIBOR for the interest period will be determined at approximately 11:00 A.M., London time, on the Adjustment Date on the basis of the rate at which deposits in United States dollars having the Index Maturity are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the trustee of the trust and in a principal amount equal to an amount of not less than US $1,000,000 and that is representative for a single transaction in that market at that time.

     . The trustee of the trust will request the principal London office of each of those banks to provide a quotation of its rate.

     . If at least two of the banks quote rates to the trustee, LIBOR will be the arithmetic mean -- rounded upwards, if necessary, to the nearest one-sixteenth of one percent -- of those quotations.

     . If fewer than two of the banks quote rates to the trustee, LIBOR for that interest period will be the arithmetic mean -- rounded upwards, if necessary, to the nearest one-sixteenth of one percent -- of the rates quoted at approximately 11:00 A.M., New York City time, on the Adjustment Date by three major banks in New York, New York selected by the trustee of the trust for loans in United States dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than US $1,000,000 and that is representative for a single transaction in that market at that time.

     . However, if the banks selected are not providing quotations, LIBOR in effect for the applicable period will be LIBOR in effect for the previous period; provided further, however, that on any Adjustment Date during the Early Amortization Period, the "Index Maturity" will equal one month.

     "London Business Day" means any business day on which dealings in deposits in United States dollars are transacted in the London interbank market.]

     "Manufacturer" means a manufacturer, distributor or other vendor engaged generally in the business of manufacturing or distributing products for sale or lease to Dealers in the ordinary course of business.

     "Miscellaneous Payments" for any calendar month means the sum of:

     . Adjustment Payments and Transfer Deposit Amounts received during that calendar month; and

     . Unallocated Principal Collections on the applicable distribution date available to be treated as Miscellaneous Payments as described under "Description of the Certificates--Allocations Among Series" in the prospectus.

     "Monthly Interest" for any distribution date will mean an amount equal to the sum of the Class A monthly interest, the Class B monthly interest and the Class C monthly interest.

     "Monthly Payment Rate" for a calendar month is the percentage equivalent of a fraction:

     . the numerator of which is the principal collections, without deducting the discount portion, collected during that calendar month; and

     . the denominator of which is the average daily aggregate principal balance of the receivables -- without deducting the discount portion -
          - for that calendar month.

     "Monthly Principal" for any distribution date relating to the Accumulation Period or any Early Amortization Period will equal the Available
Certificateholder Principal Collections for that distribution date.  However,

     . for each distribution date during the Accumulation Period, Monthly Principal may not exceed the Controlled Distribution Amount for that distribution date; and

     . Monthly Principal will not exceed the aggregate outstanding principal balances of the certificates of your series.

     ["Monthly Servicing Fee" means [            ]

     "Net Receivables Rate" for each distribution date immediately following an interest period is:

     . the weighted average of the interest rates borne by the receivables during the second calendar month preceding that distribution date -- interest payments on the receivables at those rates generally being due and payable in the calendar month preceding that distribution date; plus

     . the product of (a) the Monthly Payment Rate for the calendar month preceding that distribution date, (b) the discount factor for that distribution date and (c) twelve; less

     . 2% per annum, unless the Servicing Fee has been waived for the applicable calendar month.

     "Non-Principal Collections" means collections of interest, all other non-principal charges, including insurance service fees and handling fees, and Discount Portions under the receivables; provided that all Recoveries will be Non-Principal Collections.

     "Non-Principal Receivables" for any account means all amounts billed to the related Dealer in respect of interest and all other non-principal charges.

     "Overconcentration Default Amount" on any determination date means the lesser of:

     . the aggregate amount of receivables which became defaulted receivables during that calendar month and which arose in an account that is included in the calculation of the Overconcentration Amount; and

     .    the Overconcentration Amount on that determination date.

     "Pay-as-Sold" is described in the prospectus under "The Dealer Floorplan Financing Business of DFS -- Payment Terms."

     "Pool Balance" means, as of the time of determination, (a) the aggregate of Principal Receivables, without deducting therefrom the Discount Portion, in the trust at the time, other than all Ineligible Receivables, multiplied by (b) 1 minus the Discount Factor.

     "Principal Allocation Percentage" for any calendar month means the percentage equivalent, which will never exceed 100%, of a fraction:

     . the numerator of which is the Invested Amount as of the last day of the Revolving Period; and

     . the denominator of which is the Pool Balance as of the last day of the immediately preceding calendar month;

     However, for the portion of any calendar month that falls after the date on which any Early Amortization Event occurs, unless, in limited circumstances involving the addition of accounts, that Early Amortization Event will have been cured, the Principal Allocation Percentage will be reset using the Pool Balance as of the close of business on the date on which the Early Amortization Event occurred and principal collections will be allocated for that portion of the calendar month using the reset Principal Allocation Percentage.

     "Principal Receivables" for an Account means amounts shown on the servicer's records as receivables, other than the amounts which represent Non-Principal Receivables and Discount Portions, payable by the related Dealer.

     "Products" means the commercial and consumer goods financed by DFS or the related Approved Affiliate for Dealers pursuant to a wholesale financing agreement.

     "Rating Agency Condition" means, for any action, that each rating agency will have notified the seller, the servicer and the trustee in writing that the action will not result in a reduction or withdrawal of the rating of any outstanding series or class for which it is a rating agency.

     "Recoveries" on any determination date means all amounts received, including insurance proceeds, by the servicer during the calendar month immediately preceding the determination date from receivables which have previously become Defaulted Receivables.

     "Required Participation Amount" for any date means an amount equal to the sum of:

     . the sum of the product for each series of (1) the Required Participation Percentage for that series times (2) the initial invested amount of that series minus the amount of any deposits into its excess funding account in connection with a reduction in the Pool Balance plus the amount of any withdrawals from its excess funding account in connection with an increase in the Pool Balance; plus

     . the Trust Available Subordinated Amount on the immediately preceding determination date, after giving effect to the allocations, distributions, withdrawals and deposits to be made on the distribution date following that determination date.

     "Required Participation Percentage" means, for any series, the percentage specified for that series in the related supplement; provided, however, that the seller may, with ten days' prior notice to the trustee, each rating agency and any Enhancement Provider, reduce the Required Participation Percentage to not less than 100%, so long as the Rating Agency Condition has been satisfied.

     "Required Subordination Draw Amount" means the lesser of the Deficiency Amount and the Available Subordinated Amount.

     "Reserve Fund Deposit Amount" is the amount, if any, by which the Reserve Fund Required Amount exceeds the amount on deposit in the reserve fund.

     "Reserve Fund Required Amount" means an amount which on any distribution date will equal the product of:

     .    [  ]%; and

     . the aggregate outstanding balance of the certificates of your series as of that distribution date -- after giving effect to any change in that aggregate outstanding balance on that distribution date.

     "Revolving Period" for your series means the period beginning on the closing date for your series and ending on the earlier of:

     . the close of business on the day immediately preceding the Accumulation Period, and

     . the close of business on the day an Early Amortization Period commences;

     . however, if any Amortization Period ends as described in clause (c) of the definition of Early Amortization Period, the Revolving Period will recommence as of the close of business on the day that Early Amortization Period ends.

     "Seller's Participation Amount" means, at any time of determination, an amount equal to the Pool Balance at the time minus the aggregate Invested Amounts for all outstanding series at the time.

     "Seller's Percentage" means a percentage calculated as described below.

     . If the Seller's Percentage is applied to non-principal collections and defaulted receivables, it means 100% minus the aggregate of the floating allocation percentages for each outstanding series, including your series.

     . If the Seller's Percentage is applied to principal collections, it means 100% minus the sum of:

          (a) the aggregate of the floating allocation percentages for each outstanding series, including your series, if applicable, in its revolving period; and

          (b) the aggregate of the principal allocation percentages for each outstanding series, including your series, if applicable, in its amortization, accumulation or early amortization period, but in each case will not be less than 0%.

     "Series [   ] Allocation Percentage" means, for any calendar month, the percentage equivalent of a fraction:

     . the numerator of which is the Invested Amount as of the last day of the immediately preceding calendar month; and

     . the denominator of which is the Trust Invested Amount as of that last day.

     "Termination Date" means the distribution date in [specify month and year].

     "Three Month Net Loss Ratio" means the ratio, expressed as a percentage, of:

     . the average for each month of the net losses on the receivables, exclusive of the ineligible receivables, owned by the trust -- that is, gross losses less recoveries on the receivables, including, without limitation, recoveries from collateral security in addition to recoveries from the products, recoveries from Manufacturers and insurance proceeds -- during any three consecutive calendar months, to

     . the average of the month-end aggregate balances of those receivables -- without deducting the discount portion -- for that three-month period.

     "Transfer Deposit Amount" means, for any receivable reassigned or assigned to the seller or the servicer, as applicable, the amounts specified in the pooling and servicing agreement.

     "Trust Available Subordinated Amount" means the sum of:

     .    the Available Subordinated Amount; and

     . the aggregate available subordinated amounts for all other outstanding series.

     "Trust Incremental Subordinated Amount" on any determination date equals the excess, if any, of:

     .    the Overconcentration Amount on that determination date; over

     .    the Incremental Default Amount for that determination date.

     "Trust Invested Amount" means, for any calendar month, the sum of:

     .    the Invested Amount; and

     .    the invested amounts for all other outstanding series.

                                    Annex I

                                 Other Series

This Annex I sets forth certain characteristics of Series [ ].

Initial principal balance ............   $[      ]

Scheduled interest payment dates .....   fifteenth day of each month (or, if
                                         that day is not a business day, the
                                         next succeeding business day)

Current outstanding principal
balance ..............................   $[      ]

Revolving period......................   [     ] to the earlier of (i) the day
                                         immediately preceding the accumulation
                                         period for that series (which day could
                                         be [ ]) and (ii) the business day
                                         immediately preceding an Early
                                         Amortization Period.

Expected final distribution date ....    [     ] distribution date

Termination date ....................    [     ] distribution date

            Distribution Financial Services Floorplan Master Trust
                                    Issuer


                     DEUTSCHE FLOORPLAN RECEIVABLES, L.P.
                                    Seller


                    DEUTSCHE FINANCIAL SERVICES CORPORATION
                                   Servicer


          $[      ] Asset Backed Certificates, Series [   ], Class A
          $[      ] Asset Backed Certificates, Series [   ], Class B

                    --------------------------------------
                             PROSPECTUS SUPPLEMENT
                    --------------------------------------



                          [Name(s) of Underwriter(s)]


You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with other or different information.

We are not offering the certificates in any jurisdiction where the offer is not permitted.

Until [      ], all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and regarding their unsold allotments or subscriptions.

[ALTERNATE PAGES FOR FORM OF MARKET-MAKING PROSPECTUS SUPPLEMENT TO FOLLOW]

                                  Prospectus

            DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
                                    Issuer

                     DEUTSCHE FLOORPLAN RECEIVABLES, L.P.
                                    Seller

                    DEUTSCHE FINANCIAL SERVICES CORPORATION
                                   Servicer

                           ASSET BACKED CERTIFICATES

--------------------------------------------------------------------------------

Consider carefully the discussion under "Risk Factors" beginning on page 4 of this prospectus.

The certificates will represent interests in the trust only and will not represent interests in or obligations of the seller, the servicer, Deutsche Bank AG, or any other person or entity. This prospectus and the accompanying prospectus supplement together constitute the full prospectus for the certificates of your series.

This prospectus may be used to offer and sell any series of certificates only if accompanied by the prospectus supplement for that series.

--------------------------------------------------------------------------------

The trust --

 . may periodically issue asset backed certificates in one or more series with one or more classes; and

 . will own --

  . receivables generated from time to time in a portfolio of revolving credit arrangements with dealers, manufacturers or distributors to finance inventory, accounts receivable or other assets;

  .  payments due on those receivables; and

  . other property described in this prospectus and in the accompanying prospectus supplement.

The certificates --

 . will represent interests in the trust and will be paid only from the trust assets;

 . may have one or more forms of enhancement; and

 . will be issued as part of a designated series which may include one or more classes of certificates and enhancement.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the certificates or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

             Important notice about information presented in this prospectus and the accompanying prospectus supplement

  We provide information to you about the certificates in two separate documents that progressively provide more detail: (a) this prospectus, which provides general information, some of which may not apply to a particular series of certificates, including your series, and (b) the accompanying prospectus supplement, which describes specific terms of your series of certificates.

  If the terms of your series of certificates vary between this prospectus and the accompanying prospectus supplement, you should rely on the information in the prospectus supplement.

  You should rely only on the information provided in this prospectus and the accompanying prospectus supplement including the information incorporated by reference. We have not authorized anyone to provide you with other or different information. We are not offering the certificates in any jurisdiction where the offer is not permitted. We do not claim the accuracy of the information in this prospectus or the accompanying prospectus supplement as of any date other than the dates stated on their respective covers.

  We include cross-references in this prospectus and in the accompanying prospectus supplement to captions in these materials where you can find further related discussions. The following Table of Contents and the Table of Contents included in the accompanying prospectus supplement provide the pages on which these captions are located.

  Some terms used in this prospectus are defined under the caption "Glossary" beginning on page 43 in this prospectus.

                               TABLE OF CONTENTS

                               [TO BE CONFORMED]

                                                                                            Page
Summary...................................................................................   1

The Parties...............................................................................   1
  Seller..................................................................................   1
  Originators of the Receivables..........................................................   1
  Servicer................................................................................   1
  Trustee.................................................................................   1
  The Trust...............................................................................   1
  The Certificates........................................................................   2
  The Trust Assets........................................................................   2
  Tax Status..............................................................................   2
  ERISA Considerations....................................................................   2
  Risk Factors............................................................................   2

Risk Factors..............................................................................   4
  Bankruptcy of DFS, Deutsche BSC or the Seller Could Result in Losses or Delays in
     Payments on the Certificates.........................................................   4
  Prior Interests in Receivables Could Result in Losses or Delays in Payments on the
   Certificates...........................................................................   6
  Commingling by the Servicer May Result in Delays or Reductions in Payments on the
   certificates...........................................................................   6
  Insolvency Laws May Adversely Affect the Collection of Receivables......................   7
  Lack of Security Interest Could Result in Delays or Reductions in Payments on the
   certificates...........................................................................   7
  Reduced Collections or Originations of receivables Could Result in Early Repayment,
     Delayed Payment or Reduced Payment of the Certificates...............................   7
  Potential Delays or Reductions in Payments on Certificates Due to Addition of Accounts..   8
  Potential Delays or Reductions in Payments on Certificates Due to Dependence of
     the Trust on DFS.....................................................................   8
  Potential Delays and Losses on the Certificates Due to Decrease in Sales of Products....   9
  You May Not Be Able to Influence Actions of the Trust...................................   9
  The Existence or Issuance of Additional Series May Adversely Affect the Timing and
     Amounts of Payments on Certificates..................................................  10
  Possible Delays and Reductions in Payments on Certificates Due to Priority Differences
     Among the Classes....................................................................  10
  Potential Delays or Reductions in Payments on Certificates Due to the Ability of the
     Servicer to Change Payment Terms.....................................................  10

Deutsche Floorplan Receivables, L.P. and Deutsche Floorplan Receivables, Inc..............  11
  Deutsche Floorplan Receivables, L.P.....................................................  11
  Deutsche Floorplan Receivables, Inc. ...................................................  11

The Trust.................................................................................  12

Use of Proceeds...........................................................................  13

The Dealer Floorplan Financing Business of DFS............................................  13
  General.................................................................................  13
  Credit Underwriting Process.............................................................  14
  Creation of Receivables.................................................................  15
  Payment Terms...........................................................................  16

  Floorplan Agreements with Manufacturers.................................................  17
  Billing Procedures......................................................................  17
  Dealer Monitoring.......................................................................  17
  Realization on Receivables..............................................................  18
  Asset Based Receivables.................................................................  19
  Private Label Programs..................................................................  19
  Participation Arrangements..............................................................  19

Description of the Certificates...........................................................  19
  General.................................................................................  19
  Principal and Interest on the Certificates..............................................  20
  Book-Entry Registration.................................................................  20
  Definitive Certificates.................................................................  24
  Supplemental Certificates...............................................................  25
  New Issuances...........................................................................  26
  Uncertified Series......................................................................  26
  Representations and Warranties..........................................................  27
  The Overconcentration Amounts...........................................................  31
  Addition of Accounts....................................................................  33
  Removal of Accounts; Transfers of Participations........................................  35
  Collection Account......................................................................  36
  Allocations Among Series................................................................  36
  Discount Factor.........................................................................  37
  Allocation of Collections; Deposits in Collection Account...............................  38
  Termination.............................................................................  40
  Indemnification.........................................................................  40
  Collection and Other Servicing Procedures...............................................  41
  Servicer Covenants......................................................................  41
  Servicing Compensation..................................................................  42
  Certain Matters Regarding the Servicer..................................................  42
  Servicer Default........................................................................  43
  Evidence as to Compliance...............................................................  44
  Amendments..............................................................................  44
  List of Certificateholders..............................................................  45
  The Trustee.............................................................................  46

Description of the Receivables Contribution and Sale Agreement............................  46
  Sale or Transfer of Receivables.........................................................  46
  Representations and Warranties..........................................................  46
  Certain Covenants.......................................................................  47
  Termination.............................................................................  48

Certain Legal Aspects of the Receivables..................................................  48
  Transfer of Receivables.................................................................  48
  Certain Matters Relating to Bankruptcy..................................................  49

Legal Matters.............................................................................  51

Reports to Certificateholders.............................................................  51

Where You Can Find More Information.......................................................  51

Glossary...............................................................................     52

Exhibit A: Global Clearance, Settlement and Tax Documentation Procedures...............    A-1

                                    Summary

     This summary highlights selected information from this document. This summary does not contain all of the information that you need to consider in making your investment decision and is qualified by the more complete descriptions contained in this prospectus and the accompanying prospectus supplement. To understand all of the terms of an offering of the certificates, you should read carefully this entire prospectus and the accompanying prospectus supplement, including the information under "Risk Factors" in this prospectus and the accompanying prospectus supplement.

The Parties

Seller................... Deutsche Floorplan Receivables, L.P., a Delaware
                          limited partnership.

                          . The general partner of the seller is Deutsche
                            Floorplan Receivables, Inc., a wholly-owned subsidiary of Deutsche Financial Services
                            Corporation.

                          . The limited partner of the seller is Deutsche
                            Financial Services Corporation.

Originators of the
Receivables.............. Each of Deutsche Financial Services Corporation and
                          Deutsche Business Services Corporation:

                          . is a party to revolving credit arrangements that
                            give rise to receivables; and

                          . transfers receivables to the seller pursuant to a
                            receivables contribution and sale agreement.

Servicer................. Deutsche Financial Services Corporation.

Trustee.................. ___________________________.

The Trust................ Distribution Financial Services Floorplan Master
                          Trust. The trust was formed pursuant to a pooling and
                          servicing agreement among the seller, the servicer and
                          the trustee. The trust is a master trust and will
                          engage in the following activities:

                          . acquiring and holding accounts and related assets;

                          . issuing and making payment on the certificates; and

                          . activities which are incidental to or relating to
                            the foregoing.

The Certificates          Each prospectus supplement will describe the
                          certificates that are being offered to investors at that time. The offered certificates will include one or more classes of certificates issued pursuant to a supplement to the pooling and servicing agreement.
                          This prospectus and the accompanying prospectus supplement sometimes refer to the certificates issued pursuant to a supplement as a series. This prospectus and the accompanying prospectus supplement may not offer all classes of a series. Instead, the seller may retain one or more classes and may sell one or more classes in private placements.

The Trust Assets          The assets of the trust include receivables generated
                          from time to time under revolving credit arrangements that we call accounts.

                          The assets of the trust also include all of the seller's right, title and interest in:

                          . all security interests purporting to secure payment
                            of the receivables, and all agreements or arrangements supporting or securing payment of the receivables;

                          . all documents, books and records relating to the
                            receivables; and

                          . monies due or to become due on the foregoing.

                          The seller may remove accounts that it transferred to the trust.

                          The trust's assets will be allocated among the seller and the certificateholders of all series.

Tax Status                The related prospectus supplement contains information
                          concerning the application of the federal income tax laws, including whether the certificates of your series will be characterized as debt for federal income tax purposes.



ERISA Considerations      The related prospectus supplement contains information
                          concerning whether the certificates of your series are eligible for purchase by employee benefit plans.

Risk Factors              You should consider the factors set forth under "Risk
                          Factors" beginning on page 3 of this prospectus.

                                 Risk Factors

     In addition to the other information contained in this prospectus and the prospectus supplement, you should consider the following risk factors, and the "Risk Factors" set forth in the prospectus supplement, in deciding whether to purchase certificates. The disclosure below and in the "Risk Factors" set forth in the prospectus supplement summarize material risks of investing in the certificates. The summary does not purport to be complete; to fully understand and evaluate it, you should also read the rest of this prospectus and the related prospectus supplement.

Bankruptcy of DFS, Deutsche BSC or      Each of DFS and Deutsche BSC has
the Seller Could Result in Losses or    warranted to the seller in the
Delays in Payments on the               receivables contribution and sale
Certificates                            agreement that the initial
                                        contribution and subsequent sales of
                                        the receivables by it to the seller
                                        are valid transfers of the
                                        receivables to the seller. However,
                                        if DFS or Deutsche BSC were to become
                                        a debtor in a bankruptcy case, a
                                        bankruptcy trustee or creditor of DFS
                                        or Deutsche BSC, or DFS or Deutsche
                                        BSC as debtor in possession, may take
                                        the position that the transfer of the
                                        receivables to the seller should be
                                        characterized as a pledge of the
                                        receivables.  If so, the trustee for
                                        the trust would be required to go
                                        through bankruptcy court proceedings
                                        to establish its rights to
                                        collections on the receivables in the
                                        trust, and, if the transfer were held
                                        to be a pledge, to establish the
                                        amount of claims secured by the
                                        pledge.  These proceedings could
                                        result in delays and possibly
                                        reductions in payments to you.

                                        Likewise, if the seller were to
                                        become a debtor in a bankruptcy case
                                        and a bankruptcy trustee or creditor
                                        of the seller or the seller as debtor
                                        in possession were to take the
                                        position that the transfer of the
                                        receivables from the seller to the
                                        trust should be characterized as a
                                        pledge of those receivables, then
                                        delays and reductions in payments on
                                        the certificates could result.

                                        Payments for repurchases of
                                        receivables by DFS or the seller
                                        pursuant to the pooling and servicing
                                        agreement may be recoverable by DFS
                                        or the seller as debtor in possession
                                        or by a creditor or a
                                        trustee-in-bankruptcy of DFS or the
                                        seller as a preferential transfer
                                        from DFS or the seller if those
                                        payments are made within one year
                                        prior to the filing of a bankruptcy
                                        case relating to DFS or the seller.

                                        If the seller, the servicer, DFS or
                                        Deutsche BSC were to become the subject
                                        of bankruptcy proceedings, an early
                                        amortization event would occur for
                                        all outstanding series.  Under the
                                        terms of the relevant agreements:

                                        .  the bankruptcy of the seller and the
                                           involuntary bankruptcy of DFS or
                                           Deutsche BSC may result in no new
                                           receivables being transferred to the
                                           trust; and the bankruptcy of the
                                           seller will result in the trustee of
                                           the trust selling the receivables
                                           unless holders of more than 50% of
                                           the investor interest of each class
                                           of outstanding certificates gave the
                                           trustee other instructions. The trust
                                           would then terminate earlier than
                                           planned and you could have a loss if
                                           the sale of the receivables produced
                                           insufficient net proceeds to pay you
                                           in full.

                                        The bankruptcy court may have the
                                        power:

                                        .  regardless of the terms of the
                                           relevant agreements, (a) to prevent
                                           the beginning of an early
                                           amortization period, (b) to prevent
                                           the early sale of the receivables and
                                           termination of the trust or (c) to
                                           require new receivables to continue
                                           being transferred to the trust; or

                                        .  regardless of the instructions of the
                                           certificateholders, (a) to require
                                           the early sale of the trust's
                                           receivables, (b) to require
                                           termination of the trust and
                                           retirement of the certificates,
                                           including the certificates of your
                                           series, or (c) to prohibit the
                                           continued transfer of receivables to
                                           the trust.

                                        There is a time delay between the
                                        servicer's receipt of collections and
                                        its deposit of those collections in a
                                        deposit account of the trust.  If the
                                        servicer becomes the subject of
                                        bankruptcy proceedings, the trustee's
                                        claim to collections in the
                                        servicer's possession at the time of
                                        the bankruptcy filing may not be
                                        perfected.  In this event, funds
                                        available to pay principal and
                                        interest on your certificates may be
                                        reduced.

                                        If the servicer becomes insolvent,
                                        the bankruptcy court might have the
                                        power to prevent either the trustee
                                        or the holders of certificates from
                                        appointing a new servicer.   In this
                                        event, the ability of the servicer to
                                        service the receivables could be
                                        impaired by its bankruptcy and its
                                        actions would be supervised by a
                                        court, which could cause delays or
                                        reductions in payments to you.

                                        In addition, in a case decided by
                                        United States Court of Appeals for
                                        the Tenth Circuit in 1993, the court
                                        said, in effect, that accounts
                                        transferred by a seller to a buyer
                                        would remain property of the debtor's
                                        bankruptcy estate.  If, following a
                                        bankruptcy of DFS, Deutsche BSC or
                                        the seller, a court were to follow
                                        the reasoning of the court in that
                                        case, delays and reductions in
                                        payments on your certificates could
                                        result.

                                        If DFS or Deutsche BSC were to become
                                        a debtor in a bankruptcy case and a
                                        creditor or trustee-in-bankruptcy of
                                        that debtor or that debtor itself
                                        were to request a bankruptcy court to
                                        order that DFS or Deutsche BSC, as
                                        applicable, be substantively
                                        consolidated with the seller, delays
                                        and reductions in payments on your
                                        certificates could result.

                                        In addition, if an insolvency event
                                        were to occur involving DFS or
                                        Deutsche BSC, any delayed funding
                                        receivables that had not yet been
                                        funded may not become funded and may
                                        be executory contracts that can be
                                        disaffirmed by the
                                        trustee-in-bankruptcy of DFS or
                                        Deutsche BSC, in which case the
                                        related dealers would no longer be
                                        obligated to pay those delayed
                                        funding receivables, which the trust
                                        has already paid for. A delayed
                                        funding receivable is a receivable
                                        for which the related agreement
                                        permits DFS to delay payment of the
                                        purchase price of the related product
                                        to the manufacturer for a specified
                                        period after the invoice date for the
                                        product.

Prior Interests in Receivables Could    agreement provides for the transfer of
Result in Losses or Delays in           of receivables by DFS and Deutsche
Payments on the Certificates            BSC to the seller.  The pooling and
                                        servicing agreement provides for the
                                        transfer of receivables by the
                                        seller to the trust.  However, a
                                        court could conclude that the
                                        government or other persons or
                                        entities have a lien or other
                                        interest in the receivables with
                                        priority over the trust's interest.
                                        Claims of the government or other
                                        persons or entities in the
                                        receivables could reduce or delay
                                        the collections on the receivables
                                        available for distribution to you.

                                        For example, if a court concludes that
                                        the transfer by DFS or Deutsche BSC to
                                        the seller, or the transfer by the
                                        seller to the trust, is only a grant of
                                        a security interest in the receivables,
                                        some liens on the property of DFS,
                                        Deutsche BSC or the seller arising
                                        before new receivables come into
                                        existence may take priority over, and
                                        may be entitled to be paid before, the
                                        interest of the seller or the trust in
                                        those receivables. Those liens include a tax or government lien or other liens permitted under the law without the consent of DFS, Deutsch BSC or the seller.

Commingling by the Servicer May         The pooling and servicing agreement
Result in Delays or Reductions in       allows the servicer to retain
Payments on the Certificates            collections received from the
                                        receivables.  So long as rating
                                        agencies that have rated outstanding
                                        series have approved of the retention
                                        of collections by the servicer, the
                                        servicer does not have to deposit
                                        collections into the collection
                                        account until the related
                                        distribution date.

                                        Until the servicer deposits payments
                                        on the receivables into the
                                        collection account, the servicer may
                                        use those funds for its own benefit
                                        and will not segregate those funds
                                        from its own assets, and the proceeds
                                        of any investment of those funds will
                                        accrue to the servicer.  The servicer
                                        will pay no fee to the trust or any
                                        certificateholder for any use by the
                                        servicer of collections on the
                                        receivables.  If the servicer became
                                        insolvent, the servicer's failure to
                                        deposit collections in the collection
                                        account may result in delays or
                                        reductions in payments on your
                                        certificates.

Insolvency Laws May Adversely Affect    If a customer of DFS becomes bankrupt
the Collection of Receivables           or insolvent, federal and state
                                        bankruptcy and debtor relief laws may
                                        result in delays or reductions
                                        in payments due on those receivables
                                        and, in turn, could result in reductions or delays in payments to you.

Lack of Security Interest Could         The seller has represented and
Result in Delays or Reductions in       warranted in the pooling and
Payments on the Certificates            servicing agreement that each
                                        receivable is at the time of creation
                                        generally secured by a first priority
                                        perfected security interest in the
                                        related product, account receivable
                                        or other asset.

                                        .  However, receivables arising in an
                                           account for which the payment terms
                                           are on a scheduled payment plan basis
                                           and whose maximum credit limit is at
                                           or below $250,000 need not be secured
                                           by a first priority security interest
                                           if the account was in the trust at or
                                           before March 1994. The failure of
                                           these accounts to be secured by a
                                           first priority security interest will
                                           not
                                        constitute a breach of the seller's
                                        representation and warranty as to
                                        perfection matters.

                                      . Even if a receivable is secured by
                                        a product held by a dealer,  DFS's
                                        security interest in the product will
                                        terminate at the time that the
                                        product is sold. If the dealer is not
                                        required to remit, or fails to remit,
                                        to DFS amounts owed on products that
                                        have been sold, the related
                                        receivables will no longer be secured
                                        by the products. As a result, delays
                                        or reductions in the amounts of
                                        collections on the related
                                        receivables could occur and, in turn,
                                        delays and reductions in payments to
                                        you could occur.

Reduced Collections or Originations   You may suffer delays on reductions
of Receivables Could Result in Early  in payments on your certificates
Repayment, Delayed Payment or         because of the performance of the
Reduced Payment of the Certificates   dealers or the receivables.

                                      . The receivables arising from the
                                        purchase of inventory are generally
                                        payable by dealers either after
                                        retail sale of the related product
                                        or, in some cases, in accordance with
                                        a predetermined schedule, whether or
                                        not the product has been sold.  The
                                        timing of sales of products is
                                        uncertain and varies depending on the
                                        product type.

                                      . The relative portions of the trust's
                                        pool of receivables made up of
                                        receivables secured by products,
                                        receivables secured by accounts
                                        receivable and receivables secured by
                                        other assets may vary over time and
                                        cannot be predicted.  The mix of
                                        products securing receivables may
                                        also be expected to vary over time
                                        and cannot be predicted.   As a
                                        result, it is possible that the
                                        credit quality of the receivables in
                                        the trust, as a whole, may decline as
                                        a result of the addition of
                                        additional receivables.

                                      . We cannot promise you that there
                                        will be additional receivables
                                        created under the accounts or that
                                        any particular pattern of dealer
                                        repayments will occur.  The payment
                                        of principal on the certificates
                                        depends on dealer repayments, and
                                        collections during the accumulation
                                        period described in the related
                                        prospectus supplement may not be
                                        sufficient to fully amortize your
                                        certificates on the date referred to
                                        in the prospectus supplement.

                                      In addition, a significant decline in the amount of receivables generated could cause an early amortization event and could result in payment of your certificates sooner than expected.

                                      The receivables will be treated as being transferred to the trust at a discount in order to generate imputed interest collections. Reductions in the payment rate by dealers will result in a reduction in the amount of imputed interest collections and the amounts available to pay interest on the certificates and the servicing fee and to cover defaults and delinquencies on the receivables.

Potential Delays or Reductions in     You may suffer delays or reductions
Payments on Certificates Due to       in payments on your certificates
Addition of Accounts                  because of the addition of accounts
                                        to the trust.

                                        .  The seller may, and in some
                                           cases will be obligated to,
                                           designate additional
                                           accounts, the receivables in
                                           which will be conveyed to the
                                           trust.

                                        .  Additional accounts may
                                           include accounts originated
                                           under criteria different from
                                           those which were applied to
                                           previously designated
                                           additional accounts.
                                           Additional accounts may also
                                           provide financing for
                                           products of types different
                                           from those included in the
                                           trust at the time that your
                                           series is issued.

                                        .  Additional accounts
                                           designated in the future may
                                           not be of the same credit
                                           quality, any may not relate
                                           to the same types of
                                           products, as previously
                                           designated accounts. If
                                           additional accounts are not
                                           of the same credit quality as
                                           previously designated
                                           accounts or if new product
                                           types that secure the
                                           receivables in new accounts
                                           do not provide security that
                                           is as favorable as that
                                           provided by existing product
                                           types, then delays or
                                           reductions in payments on
                                           your certificates could
                                           result.

   Potential Delays or Reductions in    You may suffer delays and reductions
   Payments on Certificates Due to      in payments on your certificates if
   Dependence of the Trust on DFS       DFS does not generate a sufficient
                                        level of receivables or if DFS does
                                        not perform its obligations as
                                        servicer or otherwise under the
                                        pooling and servicing agreement, the
                                        supplements or the receivables
                                        contribution and sale agreement.

                                        .  The trust completely depends on DFS
                                           to generate new receivables. DFS
                                           competes with various other financing
                                           sources, including independent
                                           finance companies, manufacturer-
                                           affiliated finance companies and
                                           banks, which are in the business of
                                           providing financing arrangements to
                                           dealers. Competition from other
                                           financing sources may result in a
                                           reduction in the amount of
                                           receivables generated by DFS. We
                                           cannot assure you that DFS will
                                           continue to generate receivables at
                                           the same rate as in prior years.


                                        .  In addition, if DFS were to cease
                                           acting as servicer, delays in
                                           processing payments on the
                                           receivables and information relating
                                           to the trust and its assets could
                                           occur and could result in delays
                                           and reductions in payments to you.


Potential Delays and Losses on the      You may suffer delays or reductions
Certificates Due to Decrease in         in payments on your certificates due
Sales of Products                       to decreased sales of products relating
                                        to the receivables.

                                        .  DFS's ability to generate new
                                           receivables, and a dealer's ability
                                           to make payments on the receivables
                                           owned by the trust, will depend on
                                           the sales of the products relating to
                                           those receivables. A variety of
                                           social and economic factors will
                                           affect the level of sales of products
                                           relating to the receivables,
                                           including national and regional
                                           unemployment levels and levels of
                                           economic activity in general,
                                           interest rates and consumer
                                           perceptions of economic conditions.

                                        .  A reduction in sales of products of
                                           the type that secure receivables
                                           would reduce payments to the trust,
                                           which, in turn, could result in
                                           delays or reductions in payments to
                                           you.

You May Not Be Able to Influence        You may be unable to influence or
Actions of the Trust                    otherwise control the actions of the
                                        trust, and, as a result, you may be
                                        unable to stop actions that are adverse
                                        to you.

                                        .  Certificateholders of any series or
                                           any class within a series may need
                                           the approval or consent of other
                                           certificateholders, whether in the
                                           same or a different series, to take
                                           or direct various actions, including
                                           amending the pooling and servicing
                                           agreement and directing a
                                           reassignment of the entire portfolio
                                           of receivables.

                                        .  In addition, following the occurrence
                                           of an insolvency event involving the
                                           seller, the holders of certificates
                                           evidencing more than 50% of the
                                           aggregate unpaid principal amount of
                                           each series or each class of each
                                           series [and any holder of a
                                           certificate representing a portion of
                                           the seller's interest in the trust],
                                           will be required in order to direct
                                           the trustee not to sell or otherwise
                                           liquidate the receivables.

                                        .  The interests of the
                                           certificateholders of any class or
                                           series may not coincide with your
                                           interests, making it more difficult
                                           for you to achieve your desired
                                           results in a situation requiring the
                                           consent or approval of other
                                           certificateholders.

                                        .  In addition, the seller, the The
                                           Existence or Issuance of servicer and
                                           the trustee may Additional Series May
                                           Adversely amend the pooling and
                                           Affect the Timing and Amounts of
                                           servicing agreement or the Payments
                                           on Certificates supplement for your
                                           series without your consent in the
                                           circumstances described in this
                                           prospectus.


The Existence or Issuance of            The existence or issuance of other
Additional Series May Adversely         series could result in delays or
Affect the Timing and Amounts of        reductions in payments on your series.
Payments on Certificates                The trust has issued series before
                                        issuing your series. The trust is
                                        expected to issue additional series--
                                        which may be represented by different
                                        classes within a series--from time to
                                        time without your consent. The terms of
                                        any series may be different from your
                                        series. It is a condition to the
                                        issuance of each new series that each
                                        rating agency that has rated an
                                        outstanding series confirm in writing
                                        that the issuance of the new series will not result in a reduction or withdrawal of its rating. However, a ratings confirmation does not guarantee that the timing or amount of payments on your series will remain the same.


Possible Delays and Reductions in       Each class of certificates of a series
Payments on Certificates Due to         may have a different priority in the
Priority Differences Among the          ranking of payments of principal and
Classes                                 interest. Because of this priority
                                        structure, if you hold a class that is
                                        paid later than another class, you bear
                                        more risk of loss than holders of prior
                                        classes and you could experience delays
                                        or reductions in payments on your
                                        certificates.

Potential Delays or Reductions in       The servicer will have the right to
Payments on Certificates Due to the     change the terms of the receivables--
                                        including payment terms, finance charges and other fees it charges. Changes in relevant law, changes in the marketplace or

Ability of the Servicer to Change       prudent business practice could lead
Payment Terms                           the servicer to change the terms of the
                                        receivables, which could result in
                                        delays or reductions in payments on your certificates.


For definitions of some of the terms used in this prospectus, see the "Glossary" in this prospectus.

                     Deutsche Floorplan Receivables, L.P.
                   and Deutsche Floorplan Receivables, Inc.

Deutsche Floorplan Receivables, L.P.

     The seller is a limited partnership formed under the laws of the State of Delaware, of which Deutsche Floorplan Receivables, Inc. is the general partner and DFS is the limited partner. DFS's limited partnership interest in the seller constitutes ninety-nine percent (99%) of the total partnership interests in the seller, with the remaining one percent (1%) owned by the general partner. The seller was organized for limited purposes, which include:

     .   purchasing receivables from DFS and its affiliates;

     .   transferring receivables to third parties;  and

     . any activities incidental to and necessary or convenient for the accomplishment of those purposes.

     The seller has taken steps in structuring the transactions contemplated hereby that are intended to reduce the likelihood that the voluntary or involuntary application for relief by DFS under the United States Bankruptcy Code or similar applicable state laws will not result in consolidation of the assets and liabilities of the seller with those of DFS. For example, articles of incorporation of the general partner of the seller:

     .   restrict the nature of the general partner's business;

     . restrict the seller's ability to commence a voluntary case or proceeding under the U.S. Bankruptcy Code without the unanimous affirmative vote of all of its directors; and

     . provide for the general partner to have not less than two directors who qualify under the articles of incorporation as "independent directors."

     We cannot assure you that those steps will be sufficient to prevent the consolidation of the seller and DFS.

     If Additional Accounts are added to the trust, DFS may make contributions of capital to the seller to fund a portion of the purchase price of the receivables arising in Additional Accounts.


Deutsche Floorplan Receivables, Inc.

     Deutsche Floorplan Receivables, Inc., a wholly-owned subsidiary of DFS, was incorporated in the State of Nevada in 1993. Deutsche Floorplan Receivables, Inc. was organized for limited purposes, which include:

     . acting as the general partner in a limited partnership engaged in purchasing receivables from DFS and its affiliates;

     . transferring those receivables to third parties, acting as general partner in limited partnerships that acquire receivables; and

     . any activities incidental to and necessary or convenient for the accomplishment of those purposes.

The principal executive offices of Deutsche Floorplan Receivables, Inc. are located at Bank of America Plaza, 300 South Fourth Street, Suite 1100, Las Vegas, Nevada 89101. The telephone number of those offices is (702) 385-1668.

                                   The Trust

     The trust was formed in accordance with the laws of the State of New York pursuant to the pooling and servicing agreement. The trust was formerly known as Deutsche Floorplan Receivables Master Trust. The seller has transferred and will transfer to the trust, without recourse, the receivables arising under accounts. The property of the trust will consist of:

     . receivables generated in any accounts in the trust or added to the trust from time to time, excluding: (a) receivables paid or charged off; (b) receivables in any accounts that are removed from the trust from time to time; and (c) any undivided interest in the receivables in some accounts that have been transferred to a third party as described in this prospectus under "The Dealer Floorplan Financing Business of DFS--Participation Arrangements";

     . an assignment of all the seller's rights and remedies under the receivables contribution and sale agreement;

     .   funds collected or to be collected in respect of the receivables;

     .   funds on deposit in certain accounts of the trust;

     .   a security interest in the Collateral Security; and

     . rights of the seller regarding the financed inventory under the Floorplan Agreements.

     See "Description of the Certificates" in this prospectus.

     The property of the trust may include Enhancements for the benefit of a particular series. Your series will not have any interest in any Enhancements provided for the benefit of any other series.

                                Use of Proceeds

     The net proceeds from the sale of each series will be paid to the seller as consideration for the transfer of the receivables to the trust. The seller will use those proceeds for general operating purposes, including the distribution of those proceeds to its limited partner, DFS. DFS may use the proceeds it receives to repay inter-company debt and for other general corporate purposes.


                The Dealer Floorplan Financing Business of DFS

General

     The receivables sold or to be sold to the seller have been or will generally be selected from extensions of credit made by DFS to Dealers in the Floorplan Business and the Accounts Receivable Business.

     The products financed within the Floorplan Business may include, among others:

     .   computers and computer products;

     .   manufactured housing;

     .   recreational vehicles;

     .   boats and motors;

     .   consumer electronics and appliances;

     .   keyboards and other musical instruments;

     .   industrial and agricultural equipment;

     .   office automation products, snowmobiles; and

     .   motorcycles.

     The types of products financed may change over time. Occasionally, specific transactions under the Accounts Receivable Business are documented as sales of receivables to DFS.

     The Floorplan Receivables are generally secured by the products being financed and, in limited cases, by other personal property, personal guarantees, mortgages on real estate, assignments of certificates of deposit, or letters of credit. The amounts of the advances are generally equal to 100% of the invoice price of the product.

     The A/R Receivables are secured by accounts receivable owed to the Dealer against which an extension of credit was made and, in limited cases, by other personal property, mortgages on real estate, assignments of certificates of deposit or letters of credit. The accounts receivable which are pledged to DFS as collateral may or may not be secured by collateral. The amount advanced generally does not exceed 80%-85% of the amount of the eligible accounts receivable.

     Both Floorplan Receivables and A/R Receivables are generally full recourse obligations of the related Dealer.

     DFS originates and services its receivables from its principal office in St. Louis, Missouri and in branch offices located throughout the United States. Receivables originated in the State of Louisiana arise from extensions of credit to Dealers by Deutsche BSC, which receivables are serviced by DFS. In the future, receivables in the trust may include receivables originated by other affiliates of DFS, on the condition that the Rating Agency Condition is satisfied. References in this prospectus to originations by DFS will be deemed to include originations by Deutsche BSC and any other affiliate of DFS.


Credit Underwriting Process

     A Dealer requesting the establishment of a credit line with DFS is required to submit an application and financial information, including audited or unaudited financial statements and, in some cases, tax returns. DFS attempts to talk to, or receive reference letters from, several of the applicant's current creditors and may also obtain a credit agency report on the applicant's credit history. In addition to that current financial information and historical credit information, DFS will consider the following factors:

     .   the reason for the request for the extension of credit;

     .   the need for the credit line;

     . the products to be financed and the financial status of the manufacturer of those products, if any, that would enter into a related Floorplan Agreement; and

     .   the experience of the Dealer's management.

     The determination of whether to extend credit and of the amount to be extended is based on a weighing of the above factors. The Dealer credit underwriting process of DFS also involves the use of a system that DFS refers to as the "expert credit system". The expert credit system employs artificial intelligence technology to simulate the analytical approach of senior underwriting personnel. By utilizing a standardized review process to analyze credit information, the expert credit system adds greater consistency to underwriting decisions across geographic areas and product lines. While all Dealer applications are processed through the expert credit system, DFS does not use the expert credit system as a credit scoring system that results in a numerical score that approves or disapproves the extension of credit or that indicates what amount of credit may be extended.

     The size of a credit line to a Dealer determines who in DFS or above DFS may approve the credit line.

     . Extensions of credit lines of more that $10,000,000 if secured and $5,000,000 if unsecured may be approved by management of [Deutsche Bank North America Holding Corporation] or Deutsche Bank AG.

     . Extensions of credit up to $10,000,000 if secured and $5,000,000 if unsecured may be approved by the president of DFS.

     . Extensions of credit up to $5,000,000 may be approved by DFS's director of portfolio control.

     . A DFS division president may approve extensions of credit in amounts which vary by program but do not exceed $1,500,000.

     .   Less senior officers have lower levels of approval authority.

     DFS reviews individual Dealer credit limits:

     .   prior to any increase in that credit limit;

     .   generally every 12 to 18 months; and

     . after becoming aware that the Dealer is experiencing financial difficulties or is in default on its obligations under its agreement with DFS.


Creation of Receivables

     The Floorplan Business is typically documented by an agreement between DFS and the Dealer which provides for both the extension of credit and a grant of security interest.

     . The agreement generally is for an unspecified period of time and creates a discretionary line of credit, which DFS may terminate at any time in its sole discretion. However, termination of a line of credit may be limited by prevailing standards of commercial reasonableness and good faith, which may require commercially reasonable notice and other accommodations by DFS.

     . Absent default by the Dealer, the outstanding Floorplan Receivables owed by the Dealer cannot be accelerated, even if the line of credit is terminated.

     . After the effective date of termination, DFS is under no obligation to continue to provide additional financing, but the then current outstanding balance will be repayable in accordance with the Pay-as-Sold or Scheduled Payment Plan terms of that Dealer's program with DFS, as described below.

     In the case of Floorplan Receivables, advances made for the purchase of inventory are most commonly arranged in the following manner: The Dealer will contact the Manufacturer and place a purchase order for a shipment of inventory. If the Manufacturer has been advised that DFS is the Dealer's inventory financing source, the Manufacturer will contact DFS to obtain an approval number for the purchase order. At the time of that request, DFS will determine whether:

     .   the Manufacturer is in compliance with its Floorplan Agreement;

     .   the Dealer is in compliance with its program with DFS; and

     .   the purchase order is within the Dealer's credit limit.

     If so, DFS will issue an approval number to the Manufacturer.

     The Manufacturer will then ship the inventory and directly submit its invoice for the purchase order to DFS for payment. Interest or finance charges normally begin to accrue on the Dealer's accounts as of the invoice date. The proceeds of the loan being made by DFS to the Dealer are paid directly to the Manufacturer in satisfaction of the invoice price and will normally be funded at that time.

     In some cases, however, DFS will negotiate a delay in funding the advance for a period which in most cases ranges from a few days to up to 30 days, and in some cases ranges up to 90 days, after the date of the invoice. These Delayed Funding Receivables will be transferred to and paid for by the trust on the date of the invoice, even though the receivables are not funded by DFS until a later time -- that is, when DFS pays the advance to the Manufacturer in payment of the invoice price.

     DFS and the Manufacturer may also agree that DFS may discount the invoice price of the inventory ordered by the Dealer. Under this arrangement, the Manufacturer will deem itself paid in full when it receives the discounted amount. Typically, in exchange for the float permitted by the payment delay and/or the discount, DFS will agree to provide the Manufacturer's Dealers with reduced interest, or perhaps no interest, for some period of time. Thus, the Dealer's financing program may provide for so-called "interest free" or "free flooring" periods during which no interest or finance charges will accrue on their accounts.


Payment Terms

     DFS's Floorplan Business provides two basic payment terms to Dealers:

     .   Pay-as-Sold financing programs; or

     .   Scheduled Payment Plan.

     Under a "Pay-as-Sold" program, the Dealer is obligated to pay interest or finance charges monthly, but principal repayment on any particular item of inventory financed by DFS is due and payable only at the time sale of that item by the Dealer or at a predetermined maturity date. On occasion, DFS may require particular Dealers to begin repaying principal in installments if the unit has not been sold within a specified period of time. These payments are referred to as "curtailments." Even if curtailment payments are owing on a unit, the outstanding balance owing on that unit will remain fully payable if the unit is sold. Pay-as-Sold programs are principally offered in the motorcycle, recreational vehicle, boat and motor, agricultural equipment, and other product lines in which the individual inventory price is high and the product inventory turn is relatively slow.

     "Scheduled Payment Plans", in contrast, require that principal be repaid in accordance with a particular schedule. Depending on the product line and the particular inventory turns of the individual Dealer, the majority of these payment terms are generally no longer than 90 days. Under a Scheduled Payment Plan, the Dealer is obligated to make payments in accordance with an agreed on schedule, regardless of when the item of inventory is actually sold.

     In the case of A/R Receivables, the Dealer is obligated to pay interest or finance charges monthly. Principal repayment is due in the amount of the collections on the underlying accounts receivable at the time those collections are paid.

     In the case of Asset Based Receivables, interest is payable monthly, while principal is payable at the end of the term of the credit facility, or, if earlier, when and to the extent principal outstandings exceed eligible collateral at negotiated advance rates.


Floorplan Agreements with Manufacturers

     DFS will provide financing for products for a particular Dealer, in most instances, only if DFS has also entered into a Floorplan Agreement with the Manufacturer of the product. Pursuant to the Floorplan Agreement, the Manufacturer will agree, among other matters, to purchase from DFS those products sold by the Manufacturer to a Dealer and financed by DFS if DFS acquires possession of the products pursuant to repossession, voluntary surrender, or other circumstances. This arrangement reduces the time, expense and risk normally associated with a secured lender's disposition of collateral.

     The terms of repurchase obligations of Manufacturers may vary, both by industry and by Manufacturer.

     . In some instances, the Manufacturer will be obligated to repurchase the product for a price equal to the unpaid principal balance owed by the Dealer for the product in question whenever DFS acquires possession of that product.

     . On occasion, different terms may be negotiated. The terms may provide for a smaller purchase price, or a purchase price which declines over time, or time periods beyond which no obligation to purchase by the Manufacturer will apply.

     . Some Floorplan Agreements may also eliminate the repurchase obligation or reduce the purchase price payable by the Manufacturer, depending on the condition of the inventory acquired by DFS.

     In determining whether to include a Manufacturer's products in its Floorplan Business, DFS considers:

     .   the Manufacturer's financial status;

     .   its number of years in the business;

     .   the number of years the product has been sold; and

     .   whether its products are sold nationally or in a limited area.

     In general, the more favorable DFS's determination of those factors, the larger the amount of Dealer outstanding payables to DFS that will be permitted. DFS generally reviews Manufacturers annually in the case of Manufacturers whose Dealers have outstanding payables to DFS of more than $10,000,000 and less frequently in the case of other Manufacturers.


Billing Procedures

     At the beginning of each month DFS sends to each account obligor a billing statement for the interest, if any, and any other non-principal charges accrued or arising in the prior month. Payment is generally due in respect of that statement by the 15th of that month.


Dealer Monitoring

     Inventory inspections are performed to physically verify the collateral used to secure a Dealer's loan, check the condition of the inventory, account for any missing inventory and collect funds due to DFS. The inventory inspection, or "floorcheck," is one of the key tools for monitoring inventory financed by DFS on Pay-as-Sold terms.

     . Floorchecks are usually performed every 30-45 days, or every 60-75 days for industrial or agricultural equipment.

     . Floorchecks are performed by field service representatives who are specially trained to audit Dealer inventory. DFS has developed a computerized field audit communications network providing field service representatives with timely and accurate inventory reports on the day of inspection. Any discrepancies in a Dealer's inventory or payment schedule, or other problems discovered by a field service representative, are promptly reported to regional office management.

     Floorchecks generally are not performed on Dealers on Scheduled Payment Plans. However, DFS monitors these Dealers for payment delinquencies. The regional office makes telephone contact with delinquent Dealers after a Scheduled Payment Plan payment of $10,000 or more is 5 days past due in order to resolve any problems. If a Dealer is 10 days past due with a Scheduled Payment Plan payment in an amount greater than $100,000 or 15 days past due with a payment of $10,000-$100,000, field service representatives will visit the Dealer to verify the related collateral and report their findings to the regional office.

     In addition to monitoring an A/R receivables Dealer's weekly activity, one of the key control elements of the A/R receivables program is the field audit, during which an accounts receivable auditor reviews certain books and records of an A/R receivables Dealer. The audits are performed generally on a quarterly basis. Any deficiencies revealed during the audit are discussed with the Dealer and reported to regional office management.

Realization on Receivables

     If a Dealer has defaulted in its obligations to DFS under the related financing agreement:

     . After expiration of any and all applicable notice and cure periods that may have been agreed to between DFS and that Dealer, DFS may declare the Dealer's obligations immediately due and payable and enforce all of its legal rights and remedies, including commencement of proceedings to foreclose on any collateral, limited by the prevailing standards of commercial reasonableness and good faith.

     . After learning of the default, DFS makes contact with the Dealer to determine whether it can develop a workout arrangement with the Dealer to cure all defaults. If disputes with the Dealer exist, those disputes may be submitted to arbitration. If DFS determines that an arrangement to cure a default cannot be successfully implemented, the Dealer's payment obligations are accelerated.

     . DFS then attempts to obtain possession of the collateral, except in the case of A/R Receivables. In the case of A/R Receivables, DFS attempts to collect directly from the obligors on the accounts receivable; for some accounts relating to A/R Receivables, DFS will already control the collection of accounts receivable through the use of lockboxes.

     . If a Manufacturer is obligated to repurchase the collateral under a Floorplan Agreement as described above under "--Floorplan Agreements with Manufacturers," the collateral is delivered to the related Manufacturer.

     See "The Accounts--Loss Experience" in the prospectus supplement.


Asset Based Receivables

     Asset Based Receivables arise from asset based revolving credit facilities provided to some Dealers.

     . These facilities typically involve a revolving line of credit, often for a contractually committed period of time, pursuant to which the borrower may draw the lesser of the maximum amount of the line of credit or a specifically negotiated loan availability amount. The loan availability amount is determined by multiplying agreed advance rates against the value of certain types of assets.

     . In these facilities, DFS will most typically lend against finished inventory and parts in the Dealer's possession which are free and clear of other liens and otherwise in compliance with specified standards. DFS will also lend in accordance with an advance rate against a borrower's eligible accounts receivable.

     . DFS's asset based revolving credit facilities are usually secured by the assets which constitute the borrowing base against which the loan availability amount is calculated and, occasionally, by other personal property, mortgages or other assets of the borrower. Asset Based Receivables are not always supported by any Floorplan Agreement with a Manufacturer.


Private Label Programs

     Under DFS's so-called "private label" programs, DFS will agree to provide inventory financing and accounts receivable financing for Dealers of a Manufacturer under the name of the Manufacturer. Presently DFS operates under the following names:

     . Carrier Distribution Credit Corporation, to provide financing for Dealers of products manufactured or sold by Carrier Corporation -- heating, ventilation and air conditioning;

     . Resellers Credit Corporation, to provide financing to Dealers of products manufactured or sold by Ingram Micro, Inc. -- computer products;

     . IE Financial Services, to provide financing to Dealers of products manufactured or sold by Intelligent Electronics, Inc. -- computer products;

     . MicroAge Commercial Credit, to provide financing to Dealers of products manufactured or sold by MicroAge Computer Centers, Inc. --computer products;

     . Snapper Finance Company, to provide financing to Dealers of products manufactured or sold by Snapper, Inc. -- lawn mowers and other garden products; and

     . Tracker Marine L.P., which provides financing to Dealers of products manufactured by Tracker Marine L.P. -- boats and motors.

     The Manufacturer may or may not have an equity participation in certain of the receivables funded by those private label programs. Other private label programs may be developed from time to time.


Participation Arrangements

     From time to time DFS will enable other financing sources to participate in certain of its credit facilities.

     . Pursuant to a typical Participation, the documentation for the underlying line of credit will remain in the name of DFS, as lender. In a separate contractual arrangement with DFS, the participant will agree to provide a portion of the funding for that facility in exchange for an agreed interest rate. Occasionally, fees and other charges may also be shared with the participant.

     . In some situations, if participants cease to participate, the size of the credit facility may be reduced.

     . The receivables to be sold by DFS to the seller, and in turn by the seller to the trust, may include the non-participated portion of receivables from accounts which have been participated.

     . In addition, limited by substantially the same limitations that apply to the removal of accounts, the seller may cause the trust to transfer an interest in some receivables to the seller, which may thereafter transfer that interest to another person in the form of a Participation.

     . In addition, DFS may, from time to time, enter into syndicated credit facilities, pursuant to which multiple lenders, including DFS, will jointly establish a credit facility administered by a lender agent. Under these facilities, DFS and its co-lenders will agree, pursuant to the terms of the loan agreement with the borrower, to provide a portion of the overall credit facility up to their respective maximum commitment amounts. In return, DFS and its co-lenders generally share in the interest and principal payments and other fees and charges on a pro-rata basis.

                        Description of the Certificates

General

     The certificates will be issued in series. Each series will represent an interest in the trust. Each series will be issued pursuant to the pooling and servicing agreement, as supplemented by the supplement for that series. The pooling and servicing agreement and a form of supplement have been filed as exhibits to the Registration Statement of which this prospectus is a part. A copy of the supplement relating to a series will be filed with the Securities and Exchange Commission following issuance of the related series. The following summary describes certain terms of the pooling and servicing agreement and supplement, but it does not purport to be complete and is qualified in its entirety by reference to the pooling and servicing agreement and each supplement. See also "Description of the Certificates" in the related prospectus supplement.

     The certificates will evidence undivided interests in the trust representing the right to receive from the trust funds up to, but not more than the amounts required to make payments of interest on and principal of the certificates.

     Each class of certificates offered by this prospectus and the related prospectus supplement will initially be represented by one or more certificates registered in the name of the nominee of The Depository Trust Company, except as set forth below. The offered certificates will be available for purchase in minimum denominations of $1,000 and integral multiples in book-entry form. The seller has been informed by DTC that DTC's nominee will be Cede & Co. Accordingly, Cede & Co. is expected to be the holder of record of the offered certificates. No certificate owner will be entitled to receive a certificate representing that person's beneficial interest in the offered certificates. Unless and until definitive certificates are issued under the limited circumstances described in this prospectus, all references in this prospectus or the prospectus supplement to actions by certificateholders will refer to actions taken by DTC on instructions from its participants, and all references in this prospectus or the prospectus supplement to distributions, notices, reports and statements to certificateholders will refer to distributions, notices, reports and statements to Cede & Co., as the registered holder of the offered certificates. See "--Book-Entry Registration" and "--Definitive Certificates" below.


Principal and Interest on the Certificates

     The timing and priority of payment, seniority, interest rate and amount of or method of determining payments of principal and interest, and any other payments, if so specified in the related prospectus supplement, on each class of certificates will be described in the related prospectus supplement. Each prospectus supplement will specify the dates on which payments will be made, which may be monthly, quarterly or otherwise.

     The right of holders of any class of certificates to receive payments of principal and interest, and any other payments, if so specified in the related prospectus supplement, may be senior or subordinate to the rights of holders of any other class or classes of certificates of the series, as described in the related prospectus supplement. If provided in the related prospectus supplement, a series may include one or more classes of certificates entitled to (a) principal payments with disproportionate, nominal or no interest payments or (b) interest payments with disproportionate, nominal or no principal payments. Each class of certificates may have a different interest rate, which may be a fixed, variable or adjustable interest rate, and which may be zero for certain classes of certificates, or any combination of the foregoing. The related prospectus supplement will specify the interest rate or the method for determining the interest rate for each class of certificates of a given series. One or more classes of certificates of a series may be redeemable in whole or in part under the circumstances specified in the related prospectus supplement.

     In the case of a series of certificates which includes two or more classes of certificates, the sequential order and priority of payment in respect of principal and interest of each class, if any, will be set forth in the related prospectus supplement.

     One or more classes of the related series of certificates may be entitled to receive principal payments prior to the receipt of principal payments by other classes of that series.

     One or more classes of a series of certificates may have principal payment schedules which are fixed or based on targeted schedules derived by assuming differing prepayment rates. One or more classes of the related series of certificates may be designated to receive principal payments on a distribution date only if principal payments have been made to another class of certificates, and to receive any excess payments over the amount required to be paid to another class of certificates.

Book-Entry Registration

     Certificate owners may hold their interests in the offered certificates through DTC, in the United States, or Cedel Bank or the Euroclear System, in Europe, if they are participants in those systems, or indirectly through organizations that are participants in those systems. Cede & Co., as nominee for DTC, will hold the offered certificates. Cedel and Euroclear will hold omnibus positions on behalf of their respective participants, through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective depositaries. The depositaries in turn will hold the positions in customers' securities accounts in the depositaries' names on the books of DTC.

     DTC has advised us and the underwriters that it is:

       .   a limited-purpose trust company organized under the New York Banking
           Law;

       .   a "banking organization" within the meaning of the New York Banking
           Law;

       .   a member of the Federal Reserve System;

       . a "clearing corporation" within the meaning of the New York Uniform Commercial Code; and

       . a "clearing agency" registered under the provisions of Section 17A of the Exchange Act.

DTC holds securities for its participants and facilitates the clearance and settlement among its participants of securities transactions, including transfers and pledges, in deposited securities through electronic book-entry changes in its participants' accounts. This eliminates the need for physical movement of securities certificates. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other organizations. Indirect access to the DTC system is also available to others including securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. The rules applicable to DTC and its participants are on file with the Securities and Exchange Commission.

     Transfers between participants on the DTC system will occur in accordance with DTC rules. Transfers between participants on the Cedel system and participants on the Euroclear system will occur in accordance with their rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedel participants or Euroclear participants, on the other, will be effected by DTC in accordance with DTC rules on behalf of the relevant European international clearing system by that system's depositary. However, these cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines, European time. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Cedel participants and Euroclear participants may not deliver instructions directly to their system's depositary.

     Because of time-zone differences, credits of securities in Cedel or Euroclear as a result of a transaction with a DTC participant will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date. The credits for any transactions in these securities settled during this processing will be reported to the relevant Cedel participant or Euroclear participant on that business day. Cash received in Cedel or Euroclear as a result of sales of securities by or through a Cedel participant or a Euroclear participant to a DTC participant will be received and available on the DTC settlement date. However, it will not be available in the relevant Cedel or Euroclear cash account until the business day following settlement in DTC.

     Purchases of offered certificates under the DTC system must be made by or through DTC participants, which will receive a credit for the offered certificates on DTC's records. The ownership interest of each actual certificate owner is in turn to be recorded on the DTC participants' and indirect participants' records. Certificate owners will not receive written confirmation from DTC of their purchase. However, certificate owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the DTC participant or indirect participant through which the certificate owner entered into the transaction. Transfers of ownership interests in the offered certificates are to be accomplished by entries made on the books of DTC participants acting on behalf of certificate owners. Certificate owners will not receive certificates representing their ownership interest in offered certificates unless use of the book-entry system for the offered certificates is discontinued.

     To facilitate subsequent transfers, all securities deposited by DTC participants with DTC are registered in the name of DTC's nominee, Cede & Co. The deposit of securities with DTC and their registration in the name of Cede & Co. effects no change in beneficial ownership. DTC has no knowledge of the actual certificate owners of the offered certificates; DTC's records reflect only the identity of the DTC participants to whose accounts the offered certificates are credited, which may or may not be the actual beneficial owners of the certificates. The DTC participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to DTC participants, by DTC participants to indirect participants, and by DTC participants and indirect participants to certificate owners will be governed by arrangements among them and by any statutory or regulatory requirements as may be in effect from time to time.

     Neither DTC nor Cede & Co. will consent or vote on behalf of the offered certificates. Under its usual procedures, DTC mails an omnibus proxy to the issuer as soon as possible after the record date, which assigns Cede & Co.'s consenting or voting rights to those DTC participants to whose accounts the offered certificates are credited on the record date, identified in a listing attached the proxy.

     Principal and interest payments on the offered certificates will be made to DTC. DTC's practice is to credit its participants' accounts on the applicable distribution date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on that distribution date. Payments by DTC participants to certificate owners will be governed by standing instructions, customary practices, and any statutory or regulatory requirements as may be in effect from time to time. These payments will be the responsibility of the DTC participant and not of DTC, the trustee or the seller. Payment of principal and interest to DTC is the responsibility of the trustee, disbursement of the payments to DTC participants is the responsibility of DTC, and disbursement of the payments to certificate owners is the responsibility of DTC participants and indirect participants.

     DTC may discontinue providing its services as securities depository for the offered certificates at any time by giving reasonable notice to the seller or the trustee. Under these circumstances, if a successor securities depository is not obtained, definitive certificates are required to be printed and delivered. The seller and, after the occurrence of a Servicer Default, a specified percentage of each class of certificate owners may decide to discontinue use of the system of book-entry transfers through DTC or a successor securities depository. In that event, definitive certificates will be delivered to certificate owners. See "--Definitive Certificates."

     DTC management is aware that some computer applications, systems, and the like for processing data that are dependent on calendar dates, including dates before, on, and after January 1, 2000, may encounter Year 2000 problems. DTC has informed its participants and other members of the financial community that it has developed and is implementing a program so that its systems continue to function appropriately, as the same relate to the timely payment of distributions to securityholders, book-entry deliveries, and settlement of trades within DTC.

     DTC's ability to perform properly its services is also dependent on other parties, including issuers and their agents, DTC's direct and indirect participants, third party vendors from whom DTC licenses software and hardware, and third party vendors on whom DTC relies for information or the provision of services, including telecommunication and electrical utility service providers. DTC has informed members of the financial community that it is contacting, and will continue to contact, third party vendors from whom DTC acquires services to: (1) impress on them the importance of these services being Year 2000 compliant; and (2) determine the extent of their efforts for Year 2000 remediation and testing of their services.

     According to DTC, the foregoing information about DTC has been provided for informational purposes only and is not intended to serve as a representation, warranty, or contract modification of any kind.

     Cedel is incorporated under the laws of Luxembourg as a professional depository. Cedel holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Cedel participants through electronic book-entry changes in accounts of Cedel participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Cedel in any of 32 currencies, including United States dollars.

     Cedel participants are financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, and clearing corporations. Indirect access to Cedel is also available to others, including banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Cedel participant, either directly or indirectly.

     The Euroclear System was created in 1968 to hold securities for its participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment. This eliminates the need for physical movement of certificates. Transactions may be settled in any of 32 currencies, including United States dollars.

     The Euroclear System is operated by Morgan Guaranty Trust Company of New York, Brussels, Belgium office, the Euroclear operator, under contract with Euroclear Clearance System, Societe Cooperative, a Belgium cooperative corporation, the Euroclear cooperative. All operations are conducted by the Euroclear operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear operator, not the Euroclear cooperative. The board of the Euroclear cooperative establishes policy for the Euroclear System.

     Euroclear participants include banks -- including central banks -- securities brokers and dealers and other professional financial intermediaries. Indirect access to the Euroclear System is also available to other firms that maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

     Securities clearance accounts and cash accounts with the Euroclear operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System. These terms and conditions govern transfers of securities and cash within the Euroclear System, withdrawal of securities and cash from the Euroclear System, and receipts of payments for securities in the Euroclear System. All securities in the Euroclear System are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear operator acts under these terms and conditions only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

     Distributions on the offered certificates held through Cedel or Euroclear will be credited to the cash accounts of Cedel participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by its depositary. These distributions must be reported for tax purposes in accordance with United States tax laws and regulations. Cedel or the Euroclear operator, as the case may be, will take any other action permitted to be taken by a certificateholder on behalf of a Cedel participant or Euroclear participant only in accordance with its rules and procedures, and depending on its depositary's ability to effect these actions on its behalf through DTC.

     Although DTC, Cedel and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of offered certificates among participants of DTC, Cedel and Euroclear, they are under no obligation to perform or continue to perform these procedures and these procedures may be discontinued at any time.

Definitive Certificates

     Certificates issued in fully registered, certificated form are referred to in this prospectus as "definitive certificates". Certificates will be issued as definitive certificates, rather than to DTC or its nominee, only if:

     . the seller advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as Depository regarding the offered certificates, as applicable, and the trustee or the seller is unable to locate a qualified successor;

     . the seller, at its option, elects to terminate the book-entry system through DTC regarding that class; or

     . after the occurrence of a Servicer Default, certificateholders, as applicable, representing not less than 50% of the aggregate unpaid principal amount of those certificates advise the trustee for the trust and advise and DTC through clearing agency participants in writing that the continuation of a book-entry system through DTC, or a successor thereto, is no longer in the best interests of those certificateholders.

     If any of these events occurs, DTC is required to notify all of its participants of the availability through DTC of definitive certificates. At the time of surrender by DTC of the certificate or certificates representing the outstanding certificates and instructions for re-registration, the trustee will issue those certificates, as applicable, in the form of definitive certificates, and thereafter the trustee will recognize the holders of those definitive certificates as certificateholders under the pooling and servicing agreement.

     Distributions of principal of and interest on the offered certificates will be made by the trustee directly to Holders in accordance with the procedures set forth in this prospectus and in the pooling and servicing agreement. See "Description of the Certificates--Distributions" in the prospectus supplement.

     . Distributions on each distribution date will be made to holders in whose names the definitive certificates were registered at the close of business on the related Record Date.

     . Distributions will be made by check mailed to the address of each holder as it appears on the register maintained by the trustee.

     . The final distribution on any certificate, whether definitive certificates or the certificate or certificates registered in the name of Cede representing the certificates, however, will be made only after presentation and surrender of the certificate on the final payment date at office or agency that is specified in the notice of final distribution to certificateholders. The trustee will provide that notice to registered certificateholders not later than the fifth day of the month of the final distribution.

     . The trustee will pay to the seller any monies held by it for the payment of principal or interest that remain unclaimed for two years after that notice. After that payment to the seller, certificateholders entitled to the money must look to the seller for payment as general creditors unless an applicable abandoned property law designates another person.

     Definitive certificates will be transferable or exchangeable at the offices
of the trustee, which will initially be [          ].  The trustee will not
impose a service charge for any registration of transfer or exchange, but the trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.


Supplemental Certificates

     The pooling and servicing agreement provides that the seller may exchange a portion of the certificate evidencing the seller's interest in the trust for a supplemental certificate for transfer or assignment to a person designated by the seller at the time of execution and delivery of a supplement to the pooling and servicing agreement, which supplement will be limited by the amendment section of the pooling and servicing agreement to the extent that it amends any of the terms of the pooling and servicing agreement; provided that:

     . the seller will after giving effect thereto have an interest in the Pool Balance of not less than 2% of the Pool Balance,

     . the seller will have delivered to the trustee, each rating agency and any Enhancement Provider a Tax Opinion regarding that exchange and

     . the seller will have delivered to the trustee evidence of satisfaction of the Rating Agency Condition.

     The pooling and servicing agreement will permit the seller's interest in the trust to be uncertificated rather than represented by a physical certificate. All references in this prospectus or the related prospectus supplement to the "seller's certificate" will be deemed to refer to an uncertificated interest of the seller in the trust.

     The seller's interest in the trust is not being offered by this prospectus or any prospectus supplement.

New Issuances

     The pooling and servicing agreement provides that, pursuant to one or more supplements, the seller may cause the trustee to issue one or more new series. Under the pooling and servicing agreement, the seller may specify, among other things, the following type of terms for any series:

     .   the name or designation for the series;

     .   its initial principal amount;

     .   its interest rate or the method for determining its interest rate;

     . a date on which it will begin its amortization period or controlled amortization period, if any;

     .   the method for allocating principal and interest to certificateholders;

     .   the percentage used to calculate monthly servicing fees;

     . the issuer and terms of any Enhancement for the series or the level of subordination provided by the seller's interest;

     . the terms on which the certificates of that series may be exchanged for certificates of another series, be repurchased, redeemed in an optional redemption or mandatory redemption by the seller or be remarketed by any remarketing agent;

     .   the series termination date; and

     .   any other terms permitted by the pooling and servicing agreement.

     The seller may offer any series under a prospectus or other disclosure document in transactions either registered under the Securities Act of 1933 or exempt from registration thereunder, directly or through one or more underwriters or placement agents. There is no limit to the number of series that may be issued under the pooling and servicing agreement.

     Each series may have an amortization period or accumulation period which may have a different length and begin on a different date than the amortization period or accumulation period for any other series. Further, one or more series may be in their early amortization periods or accumulation periods while other series are not. Thus, certain series may be amortizing or accumulating principal, while other series are not amortizing or accumulating principal. Also, different series may have the benefits of different forms of Enhancement issued by the same or different entities.

     Under the pooling and servicing agreement, the trustee will hold each form of Enhancement only on behalf of the series, or a particular class within a series, to which it relates. Your series will not have any interest in any Enhancements provided for the benefit of any other series. The pooling and servicing agreement also provides that the seller may specify different interest rates and monthly servicing fees for each series, or a particular class within a series. In addition, the seller has the option under the pooling and servicing agreement to vary between series, or classes within a series, the terms on which a series, or classes within a series, may be repurchased by the seller.

     A new series may be issued at any time if the conditions specified in the pooling and servicing agreement are satisfied.

Uncertificated Series

     Notwithstanding the references in this prospectus and the prospectus supplement to certificates of a series, any series may be issued in uncertificated form--that is, without being evidenced by a certificate of any kind. This is in addition to, and not the same as, the fact that certificates of a series may be issued in book-entry form and held through DTC, Cedel Bank or the Euroclear System.

     All references in this prospectus or the related prospectus supplement (a) to a series of certificates will be deemed to refer also to an uncertificated series, and (b) to certificateholders of a series will be deemed to refer also to the holder or holders of an uncertificated series.

Representations and Warranties

     The seller has made and will make representations and warranties to the trustee and the trust relating to the accounts, the receivables and the Collateral Security to the effect, among other things that:

     . as of the Initial Cut-Off Date and each Series Issuance Date, or, in the case of an Additional Account, as of the Additional Cut-Off Date, and the Addition Date, each account or Additional Account was or is an Eligible Account or, if it was or is an Ineligible Account on that date, that account is being removed from the trust in accordance with the requirements of the pooling and servicing agreement;

     . as of the Initial Cut-Off Date -- or as of the Additional Cut-Off Date, in the case of any Additional Accounts -- or as of any Transfer Date, each receivable conveyed to the trust is an Eligible Receivable except as provided in the pooling and servicing agreement;

     . each receivable and all Collateral Security conveyed to the trust on each Transfer Date or, in the case of Additional Accounts, on the Addition Date, and all of the seller's right, title and interest in the receivables contribution and sale agreement, have been conveyed to the trust free and clear of any liens; and

     . all appropriate consents and governmental authorizations required to be obtained by the seller in connection with the conveyance of each receivable or Collateral Security have been duly obtained.

     If the seller breaches any representation and warranty described in the preceding paragraph and the breach remains uncured for 30 days or any longer period as may be agreed to by the trustee, after the earlier to occur of the discovery of that breach by the seller or the servicer or receipt of written notice of that breach by the seller or the servicer, and that breach has a material adverse effect on the certificateholders' interest in any receivable or account, that receivable or, in the case of a breach relating to an account, all receivables in the related account will be reassigned to the seller on the terms and conditions set forth below and that account will no longer be included as an account.

     The applicable receivable will be reassigned to the seller on or before the end of the calendar month in which that reassignment obligation arises by the seller directing the servicer to deduct the principal balance of that receivable, discounted by the Discount Factor for the calendar month preceding that determination date, from the Pool Balance.

     . In the event that the deduction would cause the Pool Balance to be less than the Required Participation Amount on the preceding determination date -- after giving effect to the allocations, distributions, withdrawals and deposits to be made on the distribution date following that determination date -- on the date on which that reassignment is to occur the seller will be obligated to make a deposit into the collection account in immediately available funds in an amount equal to the amount by which the Pool Balance would be less than the Required Participation Amount, provided that if the Transfer Deposit Amount is not so deposited, the principal balance of the related receivables will be deducted from the Pool Balance only to the extent the Pool Balance is not reduced below the Required Participation

         Amount and any principal balance not so deducted will not be reassigned and will remain part of the trust.

     . The reassignment of the receivable to the seller and the payment of any related Transfer Deposit Amount will be the sole remedy respecting any breach of the representations and warranties described in the preceding paragraph regarding the receivable available to certificateholders or the trustee on behalf of certificateholders.

     The seller will also make representations and warranties to the trust to the effect, among other things, that as of each Series Issuance Date:

     . it is duly organized as a limited partnership and in good standing, it has the authority to consummate the transactions contemplated by the pooling and servicing agreement and the pooling and servicing agreement constitutes a valid, binding and enforceable agreement of the seller; and

     . the pooling and servicing agreement constitutes a valid sale, transfer and assignment to the trust of all right, title and interest of the seller in or under (a) the receivables and the Collateral Security, whether then existing or thereafter created, (b) the receivables contribution and sale agreement, and (c) the resulting proceeds -- including proceeds in any of the accounts established for the benefit of the certificateholders -- and at the time of filing of financing statements under the UCC as then in effect in the State of Missouri, which is effective as to each receivable existing on the closing date -- or as of the Addition Date, if applicable -- or, as to each receivable arising thereafter, at the time of creation of that receivable, the trust will have a perfected ownership interest in that property.

     In the event that the breach of any of the representations and warranties described in the preceding paragraph has a material adverse effect on the interests of the holders of the outstanding series, then either the trustee or the holders of certificates of all outstanding series evidencing more than 50% of the aggregate unpaid principal amount of all outstanding series, by written notice to the seller and the servicer -- and to the trustee and any Enhancement Provider if given by certificateholders -- may direct the seller to accept the reassignment of the certificateholders' interest in the trust within 60 days of that notice, or within any longer period specified in that notice.

     . The seller will be obligated to accept the reassignment of the certificateholders' interest on a distribution date occurring within the 60-day period. The reassignment will not be required to be made, however, if at the end of that period of time, the representations and warranties will then be true and correct in all material respects and any material adverse effect caused by that breach will have been cured.

     . The portion of the price for the reassignment will be equal to the sum of the amounts for each outstanding series specified for that portion in the related supplement for those series. The payment of the reassignment price for all outstanding series, in immediately available funds, will be considered a payment in full of the certificateholders' interest in the trust. The portion of funds allocable to the certificateholders' interest in the trust will be distributed following presentation and surrender of the certificates.

     . If the trustee or the certificateholders give a notice as provided above, the obligation of the seller to make any deposit will constitute the sole remedy respecting a breach of the representations and warranties available to certificateholders or the trustee on behalf of the certificateholders.


The Overconcentration Amounts

     The Available Subordinated Amount will be adjusted to reflect, on each determination date, the aggregate principal amount of receivables in the trust on that distribution date which are A/R Receivable

Overconcentrations, Asset Based Receivable Overconcentrations, Dealer Overconcentrations, Manufacturer Overconcentrations, and Product Line Overconcentrations allocable to the certificateholders' interest.

     The seller, without the consent of any certificateholder, may change each of the Overconcentrations to a level acceptable to each rating agency as long as the Rating Agency Condition is satisfied.


Addition of Accounts

     The seller has the right to designate from time to time Additional Accounts to be included in the trust if it satisfies the conditions set forth in the pooling and servicing agreement. In addition, the seller is required to add the receivables of Additional Accounts if either:

     . the Pool Balance, exclusive of Delayed Funding Receivables, on the last day of any calendar month is less than the Required Participation Amount as of the following distribution date; or

     . the Seller's Participation Amount, exclusive of Delayed Funding Receivables, as of the following distribution date multiplied by the portion of the seller's interest, exclusive of Delayed Funding Receivables, represented by the seller's certificate is less than 5% of the Pool Balance, exclusive of Delayed Funding Receivables, on that last day.

     In either case, unless insolvency events contemplated by the pooling and servicing agreement have occurred involving the seller, the seller will be required to transfer and assign to the trust, within 10 business days after the end of the applicable calendar month, interests in all receivables arising in the Additional Accounts, whether those receivables are then existing or thereafter created.

     Additional Accounts may not be of the same credit quality as the accounts which are in the trust at the time the Additional Accounts are added to the trust. Additional Accounts may have been originated by DFS at a later date using credit criteria different from those which were applied to existing accounts.

     We cannot assure you that the seller would be able to, or would be permitted to, add Additional Accounts to the trust at any particular time.


Removal of Accounts; Transfers of Participations

     The seller will have the right at any time to require the removal from the trust of Eligible Accounts, including all amounts then held by the trust or thereafter received by the trust on the Eligible Accounts to be removed. To remove any Eligible Account and those amounts, the seller, or the servicer on its behalf, will, among other things:

     . on or before the fifth business day prior to the date of removal, furnish to the trustee, any Enhancement Provider, and each rating agency a written notice of removal specifying the removal date;

     . on or before the fifth business day after the removal date, the seller will have furnished to the trustee a computer file, microfiche list or other list of the accounts that were removed on the removal date, specifying for each removed account as of the date of the removal notice its number, the aggregate amount outstanding in that removed account and the aggregate amount of receivables in that removed account;

     . represent and warrant that the removal of any Eligible Account on the removal date will not, in the reasonable belief of the seller, cause an Early Amortization Event to occur or cause the Pool Balance to be less than the Required Participation Amount;

     . represent and warrant that no selection procedures believed by the seller to be adverse to the interest of the certificateholders were utilized in selecting the removed accounts; and

     .    obtain evidence that the Rating Agency Condition has been satisfied.

     All receivables existing in the removed accounts will be assigned to the seller as of the removal date. On or prior to the tenth business day following the date on which an account becomes an Ineligible Account -- which date will be deemed the removal date for the account -- the seller will commence the removal of that account from the trust. However, all receivables existing in the account -- other than an account that was an Ineligible Account at the time it was originally designated as an account -- as of the Removal Date will continue to be a trust asset.

     The seller may cause the trust to transfer to the seller a Participation in the receivables in one or more accounts, limited by the same limitations described above regarding the removal of accounts, except that the removal will relate to an undivided percentage interest in the receivables in an account rather than a dollar amount. The seller may thereafter transfer the Participation to other persons.

     Accounts that are terminated by their Dealers after they have paid the related receivables in full will be deemed to be removed from the trust without having to follow the procedures described above.


Collection Account

     The servicer has established and is required to maintain, or cause to be established and maintained, an Eligible Deposit Account in the name of the trustee, on behalf of the trust, for the benefit of the seller, certificateholders of all Series and any Enhancement Providers (the "collection account").

     Funds in the collection account generally will be invested in investments acceptable to each rating agency as being consistent with the then-current rating of the certificates. Any earnings -- net of losses and investment expenses -- on funds in the collection account will be credited to the collection account. The servicer will have the revocable power to instruct the trustee to make withdrawals and payments from the collection account for the purpose of carrying out its duties under the pooling and servicing agreement.


Allocations Among Series

     The supplement for each series will specify how collections of Non-Principal Receivables and Principal Receivables, Defaulted Receivables and Miscellaneous Payments will be allocated to that Series, between the certificateholders' interest and the seller's interest, among the series in any group and among the classes in any series. Amounts so allocated to any series will not, except as specified in the related supplement, be available to any other series.

     On each distribution date, (a) the servicer will allocate Excess Principal Collections, as described below, to each series as set forth in the related supplement and (b) the servicer will instruct the trustee to withdraw from the Collection Account and pay to the seller:

               (1) an amount equal to the excess, if any, of (a) the aggregate amount for all outstanding series of collections of Principal Receivables which the related supplements specify are to be treated as "Excess Principal Collections" for that distribution date over (b) the aggregate amount, if any, for all outstanding series which the related supplements specify are "Principal Shortfalls" for that distribution date; and

               (2) without duplication, the aggregate amount for all outstanding series of that portion of Principal Collections which the related supplements specify are to be allocated and paid to the seller for that distribution date;

provided, however, that, in the case of clauses (1) and (2), the amounts will be paid to the seller only if the Pool Balance for that distribution date, determined after giving effect to any Principal Receivables transferred to the trust on that date, exceeds the Required Participation Amount for the immediately preceding determination date, after giving effect to the allocations, distributions, withdrawals and deposits to be made on such distribution date. The amount held in the collection account as a result of the proviso in the preceding sentence ("Unallocated Principal Collections") will be paid to the seller at the time the Pool Balance exceeds the Required Participation Amount for the immediately preceding determination date, after giving effect to the allocations, distributions, withdrawals and deposits to be made on that distribution date immediately following that determination date; provided, however, that any Unallocated Principal Collections on deposit in the collection account at any time during which any series is in its amortization period, accumulation period or Early Amortization Period will be deemed to be "Miscellaneous Payments".


Discount Factor

     Finance charges are payable on the receivables generally. However, finance charges will not begin to accrue on a portion of the receivables until a certain period of time has elapsed after their origination.

     . Therefore, in order to create imputed interest in respect of those receivables for their non-interest bearing period and for administrative uniformity in accounting for collections, a portion of the collections on each receivable that is not part of the finance charges, if any, paid on that receivable will be treated as Non-Principal Collections.

     . The portion of the balance of a receivable that will be treated as a finance charge when the receivable is collected will be equal to the product of the balance of the receivable times the Discount Factor in effect at the time of the collection of the receivable.


Allocation of Collections; Deposits in Collection Account

     The pooling and servicing agreement provides that the servicer, no later than two business days after the processing date, will deposit all collections received from the receivables, excluding, with certain exceptions, certain portions thereof of those collections allocable to the seller, into the collection account. However, for so long as:

     .    DFS remains the servicer under the pooling and servicing agreement;

     .    no Servicer Default has occurred and is continuing; and

     . DFS arranges for and maintains a letter of credit or other form of Enhancement for the servicer's obligation to make deposits of collections on the receivables in the collection account that is acceptable in form and substance to each rating agency or DFS otherwise obtains each rating agency confirmation described below, then DFS need not deposit collections into the collection account until the business day immediately preceding the date on which those funds are required to be distributed to certificateholders, at which time DFS will make those deposits in an amount equal to the net amount of those deposits and withdrawals which would have been made had the conditions of this sentence not applied

     Until collections are deposited into the collection account, the servicer may use the collections for its own benefit, and the proceeds of any investment of those collections will accrue to the servicer. So long as the servicer holds collections and is permitted to use the collections for its own benefit, the certificateholders are exposed to risk of loss, including risk resulting from the bankruptcy or insolvency of the servicer. The servicer will pay no fee to the trust or any certificateholder for any use by the servicer of funds representing collections on the receivables.

     In addition, during any calendar month the servicer will generally be required to deposit Non-Principal Collections and Principal Collections into the collection account only to the extent of, without duplication:

     .    the distributions required to be made to certificateholders;

     . the amounts required to be deposited into any deposit, trust, reserve or similar account maintained for the benefit of certificateholders; and

     . the amounts required to be paid to any Enhancement Provider on the distribution date relating to that calendar month.

     If, at any time prior to that distribution date, the amount of collections deposited in the collection account exceeds the amount required to be deposited, the servicer will be permitted to withdraw the excess from the collection account.

     In addition, as an administrative convenience, the servicer will be permitted to make the deposit of Non-Principal Collections, Principal Collections and other amounts net of distributions or payments to be made to the servicer.


Termination

     The trust will terminate on the earlier to occur of:

     . the day following the distribution date on which the aggregate invested amounts for all series is zero, if the seller elects to terminate the trust at that time; and

     .    December 31, 2014.

     At the time of termination of the trust, all right, title and interest in the receivables and other funds of the trust, other than amounts in the collection account for the final distribution of principal and interest to certificateholders, will be conveyed and transferred to the seller.


Indemnification

     The pooling and servicing agreement provides that the servicer will indemnify the trust and the trustee from and against any loss, liability, expense, damage or injury suffered or sustained arising out of any acts or omissions arising out of activities of the trust, the trustee or the servicer pursuant to the pooling and servicing agreement.

     . However, that the trust or the trustee will not be so indemnified if those acts or omissions constitute fraud, gross negligence, breach of fiduciary duty or willful misconduct by the trustee.

     . In addition, the servicer will not indemnify the trust, the trustee or the certificateholders for any act taken by the trustee at the request of the certificateholders or for any tax required to be paid by the trust or the certificateholders or for any loss as an investor in the certificates.

     The pooling and servicing agreement generally provides that, except as described above, neither the seller, the servicer, Deutsche FRI nor any of their directors, officers, employees or agents will be under any liability to the trust, the trustee, the certificateholders or any other person for taking any action, or for refraining from taking any action, pursuant to the pooling and servicing agreement.

     In addition, the pooling and servicing agreement provides that the servicer is not under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under the pooling and servicing agreement. The servicer may, in its sole discretion, undertake any legal action which it may deem necessary or desirable for the benefit of certificateholders regarding the pooling and servicing agreement and the rights and duties of the parties thereto and the interest of the certificateholders thereunder.


Collection and Other Servicing Procedures

     Pursuant to the pooling and servicing agreement, the servicer is responsible for servicing, collecting, enforcing and administering the receivables in accordance with customary and usual procedures for servicing its own revolving credit line Dealer wholesale loans, except where the failure to so act would not materially and adversely affect the rights of the trust.

     Pursuant to the pooling and servicing agreement, DFS covenants that it may only change the terms relating to the accounts if:

     . in the servicer's reasonable judgment, no Early Amortization Event will occur as a result of the change; and

     . the change is made applicable to the comparable segment of the portfolio of revolving credit line Dealer wholesale loan accounts with similar characteristics owned or serviced by DFS and not only to the accounts.

     Servicing activities to be performed by the servicer include:

     .    collecting and recording payments;

     .    communicating with Dealers;

     .    investigating payment delinquencies;

     .    evaluating the increase of credit limits; and

     .    maintaining internal records for each account.

     Managerial and custodial services performed by the servicer on behalf of the trust include:

     . providing assistance in any inspections of the documents and records relating to the accounts and receivables by the trustee pursuant to the pooling and servicing agreement;

     . maintaining the agreements, documents and files relating to the accounts and receivables as custodian for the trust; and

     . providing related data processing and reporting services for certificateholders and on behalf of the trustee.

Servicer Covenants

     In the pooling and servicing agreement the servicer covenants that:

     . it will duly satisfy all obligations on its part to be fulfilled under or in connection with the receivables and accounts, will maintain in effect all qualifications required in order to service the receivables and accounts and will comply in all material respects with all requirements of law in connection with servicing the receivables and the accounts, the failure to comply with which would have a material adverse effect on the certificateholders of any outstanding series;

     . it will not permit any rescission or cancellation of a receivable except as ordered by a court of competent jurisdiction or other government authority;

     . it will do nothing to impair the rights of the certificateholders in the receivables; and

     . it will not reschedule, revise or defer payments due on any receivable except in accordance with its guidelines for servicing revolving credit line Dealer loans.

     Under the terms of the pooling and servicing agreement, if the seller or the servicer discovers, or receives written notice, that any covenant of the servicer set forth above has not been complied with in all material respects and the noncompliance has not been cured within 30 days thereafter, or any longer period as the trustee may agree to, and has a material adverse effect on the interests of all certificateholders in any receivable or account:

     . DFS, as servicer, will purchase that receivable or all receivables in that account, as applicable. That purchase will be made on the determination date following the expiration of the 30 day cure period and the servicer will be obligated to deposit into the collection account an amount equal to the amount of that receivable plus accrued and unpaid interest on that receivable in the collection account.

     .    The amount of the deposit will be deemed a Transfer Deposit Amount.

     The purchase by the servicer constitutes the sole remedy available to the certificateholders if that covenant or warranty of the servicer is not satisfied and the trust's interest in any of those purchased receivables will be automatically assigned to the servicer.


Servicing Compensation

     The servicer's compensation for each series for its servicing activities and reimbursement for its expenses will be a monthly servicing fee in an amount, specified in the related prospectus supplement, payable in arrears on each distribution date prior to the Termination Date.


Certain Matters Regarding the Servicer

     The pooling and servicing agreement provides that servicer may not resign from its obligations and duties under the pooling and servicing agreement, except on determination that those duties are no longer permissible under applicable law. No resignation of the servicer will become effective until the trustee or a successor to the servicer has assumed the servicer's responsibilities and obligations under the pooling and servicing agreement.

     Any person into which, in accordance with the pooling and servicing agreement, the servicer may be merged or consolidated or any person resulting from any merger or consolidation to which the servicer is a party, or any person succeeding to the business of the servicer, will be the successor to the servicer under the pooling and servicing agreement.

Servicer Default

     In the event of any Servicer Default, the trustee, by written notice to the servicer, may terminate all of the rights and obligations of the servicer, as servicer, under the pooling and servicing agreement and in and to the receivables and the proceeds of those receivables and appoint a new servicer. The rights and interest of the seller under the pooling and servicing agreement in the seller's interest will not be affected by the appointment of a new servicer.

     The trustee will as promptly as possible appoint a successor servicer and if no successor servicer has been appointed by the trustee and has accepted that appointment by the time the servicer ceases to act as servicer, all rights, authority, power and obligations of the servicer under the pooling and servicing agreement will pass to and be vested in the trustee.

     Prior to any appointment of a new servicer, the trustee will review any bids obtained from potential servicers meeting certain eligibility requirements set forth in the pooling and servicing agreement to serve as successor servicer for servicing compensation not more than the Servicing Fee plus certain excess amounts payable to the seller.

Evidence as to Compliance

     The pooling and servicing agreement provides that on or before April 30 of each calendar year the servicer will cause a firm of nationally recognized independent public accountants -- who may also render other services to the servicer or the seller -- to furnish a report relating to certain matters in connection with the servicing of the receivables.

     The pooling and servicing agreement provides for delivery to the trustee on or before April 30 of each calendar year of a statement signed by an officer of the servicer to the effect that the servicer has fully performed, or caused to be fully performed its obligations in all material respects under the pooling and servicing agreement throughout the preceding year or, if there has been a default in the performance of any of those obligations, specifying the nature and status of the default.

     Copies of all statements, certificates and reports furnished to the trustee may be obtained by a request in writing delivered to the trustee. See "--The Trustee" below.


Amendments

     The pooling and servicing agreement or any supplement may be amended by the seller, the servicer and the trustee, without certificateholder consent, so long as any action will not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of the certificateholders.
Notwithstanding the foregoing, the pooling and servicing agreement may be amended by the servicer, the seller and the trustee without the consent of any of the certificateholders to change in any manner the treatment of Delayed Funding Receivables under the pooling and servicing agreement, but only if the Rating Agency Condition is satisfied.

     In addition, the pooling and servicing agreement or any supplement may be amended by the servicer and the trustee at the direction of the seller without the consent of any of the certificateholders:

     (1) to add, modify or eliminate provisions that may be necessary or advisable in order to enable the seller or any of its affiliates, including Deutsche Bank AG, to minimize or avoid capital charges under any applicable law, rule, regulation or guideline relating to regulatory or risk-based capital;

     (2) to enable all or a portion of the trust to qualify as a partnership for federal income tax purposes under applicable regulations on the classification of entities as partnerships or corporations under the Code, and to the extent that those regulations eliminate or modify the need therefor, to modify or eliminate existing provisions of the pooling and servicing agreement or any supplement relating to the intended availability of partnership treatment of the trust for federal income tax purposes;

     (3) to enable all or a portion of the trust to qualify as, and to permit an election to be made to cause the trust to be treated as, a "financial asset securitization investment trust," as described in the provisions of the "Small Business Job Protection Act of 1996," H.R. 3448 -- and, in connection with that type of election, to modify or eliminate existing provisions of the pooling and servicing agreement or any supplement relating to the intended Federal income tax treatment of the certificates and the trust in the absence of that type of election, which may include elimination of the sale of receivables should an insolvency event involving the seller occur pursuant to the pooling and servicing agreement and certain provisions of the pooling and servicing agreement relating to the liability of the seller; or

     (4) to enable the seller or any of its affiliates to comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle, so long as in each case the Rating Agency Condition has been satisfied and, in the case of (2) or (3), the seller and the trustee have received an opinion of counsel to the effect that the amendment will not adversely affect the characterization of the certificates of any outstanding series or class as debt or partnership interests; provided, however, that if that type of amendment occurs while the series issued by the trust in 1996 is outstanding an opinion of counsel for the seller, addressed and delivered to the trustee, will be required providing that the amendment will not adversely affect in any material respect the interests of any investor certificateholders of the series issued by the trust in 1996.

     The pooling and servicing agreement or any supplement may be amended by the seller, the servicer and the trustee with the consent of the holders of certificates evidencing more than 50% of the aggregate unpaid principal amount of the certificates of all adversely affected series for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling and servicing agreement or any supplement or of modifying in any manner the rights of certificateholders. The amendment, however, may not:

     (a) reduce in any manner the amount of, or delay the timing of, distributions required to be made on any certificate;

     (b) change the definition of or the manner of calculating the interest of any certificateholder;

     (c)  reduce the amount available under any Enhancement;

     (d) adversely affect the rating of any series or class by any rating agency without the consent of all holders of certificates of that series or class; or

     (e) reduce the percentage described above of the unpaid principal amount of certificates the holders of which are required to consent to any amendment, in the case of (a), (b) and (c) without the consent of the holder of that certificate and, in the case of (e), without the consent of all certificateholders of the adversely affected series.

     The pooling and servicing agreement may not be amended in any manner which materially adversely affects the interests of any Enhancement Provider without its prior consent.


List of Certificateholders

     On written request of any three or more certificateholders of record the trustee will afford those certificateholders access during business hours to the current list of certificateholders for purposes of communicating with other certificateholders about their rights under the pooling and servicing agreement. See "--Book-Entry Registration" and "--Definitive Certificates" above.

     The pooling and servicing agreement does not provide for any annual or other meetings of certificateholders.


The Trustee

     [                    ], a [           ], will act as trustee under the
pooling and servicing agreement. The trustee is located at, and any request for copies of statements, certificates and reports furnished to the trustee should be addressed to the trustee at __________________________________. The seller, the servicer and their respective affiliates may from time to time enter into normal banking and trustee relationships with the trustee and its affiliates. The trustee may hold certificates in its own name with the same rights it would have if it were not the trustee.

     The pooling and servicing agreement does not require the trustee:

     . to make any initial or periodic general examination of the receivables or any records relating to the receivables for the purpose of establishing the presence or absence of defects, compliance with representations and warranties of the seller or for any other purpose; or

     . make any initial or periodic general examination of the servicer for the purpose of establishing the compliance by the servicer with its representations or warranties, the observation of its obligations under the pooling and servicing agreement or for any other purpose.

     For purposes of meeting the legal requirements of certain local jurisdictions, the trustee will have the power to appoint a co-trustee or separate trustees of all or a part of the trust. In the event of that type of appointments, all rights, powers, duties and obligations will be conferred or imposed on the trustee and the separate trustee or co-trustee jointly, or in any jurisdiction in which the trustee will be incompetent or unqualified to perform certain acts singly, on the separate trustee or co-trustee, who will exercise and perform the rights, powers, duties and obligations solely at the direction of the trustee.

     The trustee may resign at any time, in which event the seller will be obligated to appoint a successor trustee. The servicer may also remove the trustee if the trustee ceases to be eligible to continue as trustee under the pooling and servicing agreement or if the trustee becomes insolvent. In those circumstances, the servicer may appoint a successor trustee. Any resignation or removal of the trustee and appointment of a successor trustee does not become effective until the acceptance of the appointment by the successor trustee.


        Description of the Receivables Contribution and Sale Agreement

     The following summary describes certain terms of the receivables contribution and sale agreement, but it does not purport to be complete and is qualified in its entirety by reference to the receivables contribution and sale agreement. If other affiliates of DFS originate receivables and sell them to the seller for transfer to the trust, those other affiliates will become parties to the receivables contribution and sale agreement and make representations, warranties and covenants similar to those described regarding DFS and Deutsche BSC.


Sale or Transfer of Receivables

     Pursuant to the receivables contribution and sale agreement, DFS and Deutsche BSC have contributed or sold to the seller all of their right, title and interest in and to all of the receivables and the Collateral Security as of the Initial Cut-Off Date and all of the receivables thereafter created with respect thereto. Pursuant to the pooling and servicing agreement, the seller has transferred to the trust all of its right, title and interest in and to the receivables contribution and sale agreement.

Representations and Warranties

     Each of DFS and Deutsche BSC has or will make representations and warranties to the seller to the effect that, among other things, as of each Series Issuance Date, it was duly incorporated and in good standing and that it has the authority to consummate the transactions contemplated by the receivables contribution and sale agreement.

     Each of DFS and Deutsche BSC has or will also make representations and warranties to the seller relating to the receivables to the effect, among other things that:

     . as of the Initial Cut-Off Date and each Series Issuance Date, each of the accounts is an Eligible Account and, in the case of Additional Accounts, on the applicable Additional Cut-Off Date and each subsequent closing date, the Additional Account is an Eligible Account; and

     . on the Initial Closing Date, each Additional Cut-Off Date and on each Transfer Date, each receivable conveyed on that date is an Eligible Receivable or, if that receivable is not an Eligible Receivable, the receivable is conveyed to the seller.

     In the event of a breach of the representation and warranty described in the preceding sentence, which results in a transfer of the receivable to the seller pursuant to the pooling and servicing agreement, then DFS or Deutsche BSC, as the case may be, will repurchase the receivable from the seller on the date of that retransfer. The purchase price for the Ineligible Receivable will be the face amount of that Ineligible Receivable plus any accrued and unpaid interest thereon.

     Each of DFS and Deutsche BSC has or will also make representations and warranties to the seller to the effect, among other things, that as of the Initial Closing Date and each Series Issuance Date:

     . the receivables contribution and sale agreement constitutes a legal, valid and binding obligation of DFS or Deutsche BSC, as the case may be; and

     . the receivables contribution and sale agreement constitutes a valid sale or transfer to the seller of all right, title and interest of DFS and Deutsche BSC in and to the receivables, whether then existing or thereafter created in the accounts, the Collateral Security and the proceeds thereof which is effective as to each receivable at the time of the creation of that receivable.

     If the breach of any of the representations and warranties described in the preceding sentence results in the obligation of the seller under the pooling and servicing agreement to accept retransfer of the receivables, DFS and Deutsche BSC will be obligated to repurchase the receivables retransferred to DFS for an amount of cash equal to the amount of cash the seller is required to deposit under the pooling and servicing agreement in connection with that retransfer.

     DFS and Deutsche BSC will agree to indemnify the seller and to hold the seller harmless from and against any and all losses, damages and expenses (including reasonable attorneys' fees) suffered or incurred by the seller if the foregoing representations and warranties are materially false.


Certain Covenants

     In the receivables contribution and sale agreement, each of DFS and Deutsche BSC has covenanted that it will perform its obligations under the agreements relating to the receivables and the accounts in conformity with its then-current policies and procedures relating to the receivables and the accounts.

     Each of DFS and Deutsche BSC has covenanted further that, except for the sale and conveyances under the receivables contribution and sale agreement and the interests created under Participations, DFS and Deutsche

BSC will not sell, pledge, assign or transfer any interest in the receivables to any other person. Each of DFS and Deutsche BSC also has covenanted to defend and indemnify the seller for any loss, liability or expense incurred by the seller in connection with a breach by DFS or Deutsche BSC of any of its representations, warranties or covenants contained in the receivables contribution and sale agreement.

     In addition, DFS and Deutsche BSC have expressly acknowledged and consented to the seller's assignment of its rights relating to the receivables under the receivables contribution and sale agreement to the trustee.


Termination

     The receivables contribution and sale agreement will terminate immediately after the trust terminates. In addition, if DFS or Deutsche BSC becomes party to any bankruptcy or similar proceeding, other than as a claimant, and, if that proceeding is not voluntary and is not dismissed within 60 days of its institution, DFS or Deutsche BSC, as the case may be, will immediately cease to sell or transfer receivables to the seller and will promptly give notice of that event to the seller and to the trustee.


                   Certain Legal Aspects of the Receivables

Transfer of Receivables

     Pursuant to the receivables contribution and sales agreement, DFS and Deutsche BSC transfer receivables to the seller and pursuant to the pooling and servicing agreement, the seller transfers those receivables to the trust. The seller has represented and warranted and will represent and warrant on the closing date for each series that the transfer to the trust constituted a valid transfer and assignment to the trust of all right, title and interest of the seller in and to the receivables and that, under the UCC as in effect in Missouri, there exists a valid, subsisting and enforceable first priority perfected ownership interest in the receivables, in existence at the time of the formation of the trust or at the date of addition of any Additional Accounts, in favor of the trust and a valid, subsisting and enforceable first priority perfected ownership interest in the receivables created thereafter in favor of the trust on and after their creation. However, the transfer of receivables by the seller to the trust could be deemed to create a security interest under the UCC. For a discussion of the trust's rights arising from these representations and warranties not being satisfied, see "Description of the Certificates-- Representations and Warranties" in this prospectus.

     Each of DFS, Deutsche BSC and the seller has represented that the receivables are "chattel paper", "accounts" or "general intangibles" for purposes of the UCC as in effect in Missouri, or, in the case of Deutsche BSC, Georgia.

     If the receivables are deemed to be chattel paper and the transfer of those receivables by either DFS or Deutsche BSC to the seller or by the seller to the trust is deemed either to be a sale or to create a security interest, the UCC as in effect in Missouri or, in the case of Deutsche BSC, Georgia, applies and the transferee must either take possession of the chattel paper or file an appropriate financing statement or statements in order to perfect its interest in that chattel paper.

     If the receivables are treated as accounts and the transfer of those receivables by either DFS or Deutsche BSC to the seller or by the seller to the trust is deemed either to be a sale or to create a security interest, the transferee must file an appropriate financing statement or statements in order to perfect its interest in those accounts under the UCC in Missouri or, in the case of Deutsche BSC, Georgia.

     If a transfer of general intangibles is deemed to create a security interest, filing an appropriate financing statement or statements is also required under the UCC as in effect in Missouri or, in the case of Deutsche BSC, Georgia, in order to perfect the trust's security interest.

     If a transfer of general intangibles is deemed to be a sale, then the UCC as in effect in Missouri or, in the case of Deutsche BSC, Georgia, is not applicable and no further action under the UCC as in effect in those states is required to protect the trust's interest from creditors of DFS, Deutsche BSC and the seller.

     DFS has retained and will retain and will not deliver to the trustee records or agreements relating to the receivables. The records and agreements relating to the receivables have not been and will not be segregated from those relating to other accounts of DFS, and the physical documentation relating to the receivables has not and will not be stamped or marked to reflect the transfer of the receivables to the trust. Any interest in receivables acquired by the seller, and the trust, will be limited by the rights and defenses -- including rights of setoff -- of the applicable Dealer against DFS or Deutsche BSC, as the case may be.

     There are some circumstances under the UCC and applicable federal law in which third parties could have an interest in the receivables with priority over the trust's interest. A purchaser of the receivables who gives new value and takes possession of the instruments which evidence the receivables -- that is, the chattel paper -- in the ordinary course of that purchaser's business may, under certain circumstances, have priority over the interest of the trust in the receivables. A tax or other government lien on property of DFS, Deutsche BSC or the seller arising prior to the time a receivable is conveyed to the trust may also have priority over the interest of the trust in that receivable. Statutory and judgment liens arising under local law may also gain priority over claims of the trust.

     In addition, while DFS is the servicer, cash collections on the receivables may, under certain circumstances, be commingled with the funds of DFS prior to deposit in the collection account. If DFS became involved in bankruptcy proceedings, the certificateholders might incur a loss on collections not deposited in the collection account. See "Risk Factors--Commingling By the Servicer May Result in Delays or Reductions in Payment on the Certificates" in this prospectus.

     The seller has warranted to the trust that the transfer of the receivables to the trust is a sale of the receivables to the trust. The seller is required to take all actions that are required under Missouri law to perfect the trust's ownership interest in the receivables and the seller has warranted to the trust that the trust will at all times have a first priority perfected ownership interest in the receivables and, with certain exceptions, proceeds of those receivables. Nevertheless, a tax or government lien on property of DFS, Deutsche BSC or the seller arising prior to the time a receivable is conveyed to the trust may have priority over the interest of the trust in that receivable.

     In administering the receivables, the servicer may exercise a right of set-off in a Floorplan Agreement against a Manufacturer that becomes insolvent. It is possible that the exercise of a right of set-off may take the form of not funding a Delayed Funding Receivable owned by the trust and applying the funds toward an obligation of the Manufacturer in respect of a receivable owned by DFS or one of its affiliates. The Dealer obligated under that Delayed Funding Receivable may in turn take the position that DFS has failed to perform its obligation under the Delayed Funding Receivable and, consequently, that it is discharged from its obligation to pay that Delayed Funding Receivable.


Certain Matters Relating to Bankruptcy

     Each of DFS and Deutsche BSC has warranted to the seller in the receivables contribution and Sale agreement that the sale of the receivables by it to the seller is a valid sale of the receivables to the seller. In addition, DFS, Deutsche BSC and the seller have agreed to treat the transactions described in this prospectus as a sale of the receivables to the seller, and DFS and Deutsche BSC have and will take all actions that are required under Missouri law -- in the case of Deutsche BSC, Georgia law -- to perfect the seller's ownership interest in the receivables. Notwithstanding the foregoing, if DFS or Deutsche BSC were to become a debtor in a bankruptcy case and a creditor or trustee in bankruptcy of that debtor or that debtor itself were to take the position that the sale of receivables from that debtor to the seller should be recharacterized as a pledge of those receivables to secure a borrowing from the debtor, then delays in payments of collections of receivables to the seller could occur or, should the court rule in favor of any trustee, debtor in possession or creditor, reductions in the amount of those payments could result.

     In addition, if DFS or Deutsche BSC were to become a debtor in a bankruptcy case and a creditor or trustee-in-bankruptcy of that debtor or that debtor itself were to request a court to order that DFS or Deutsche BSC, as applicable, should be substantively consolidated with the seller, delays in payments on the certificates could result. Should the bankruptcy court rule in favor of any creditor, trustee-in-bankruptcy or such debtor, reductions in those payments could result.

     If DFS were to become a debtor in a bankruptcy case prior to funding a Delayed Funding Receivable, its trustee-in-bankruptcy or its creditors may assert that the Delayed Funding Receivable is an executory contract and the trustee-in-bankruptcy may disaffirm DFS's obligation to fund the receivable. A disaffirmance would discharge the obligation of the Dealer on that Delayed Funding Receivable to pay that receivable and the trust would suffer a loss in respect of that receivable.

     A limited partnership, like the seller, could become insolvent if its general partner becomes insolvent -- which, in the case of the seller, is Deutsche FRI. Pursuant to the pooling and servicing agreement, the trustee, all certificateholders and any Enhancement Provider will covenant that they will not at any time institute against the seller any bankruptcy, reorganization or other proceedings under any federal or state bankruptcy or similar law. However, if the seller were to become a debtor in a bankruptcy case, and a bankruptcy trustee for the seller or the seller as debtor in possession or a creditor of the seller were to take the position that the transfer of the receivables from the seller to the trust should be recharacterized as a pledge of the receivables, then delays in payments on the certificates or, should the court rule in favor of the trustee, debtor in possession or creditor, reductions in the amount of those payments could result.

     If DFS or the seller were to become a debtor in a bankruptcy case, then, pursuant to the receivables contribution and sale agreement, new receivables would no longer be transferred to the seller and, pursuant to the pooling and servicing agreement, only collections on receivables theretofore sold to the seller and transferred to the trust would be available to be applied to pay interest accruing on the certificates and to pay the principal amount of the certificates. Under those circumstances, the servicer is obligated to allocate all Principal collections to the oldest principal balance first. If that allocation method were to be altered by the bankruptcy court, the rate of payment on the certificates might be adversely affected.

     The occurrence of certain events of bankruptcy, insolvency or receivership involving the servicer will result in a Servicer Default, which Servicer Default, in turn, will result in an Early Amortization Event. See "Description of the Certificates--Early Amortization Events" in the prospectus supplement.
If no other Servicer Default other than the commencement of bankruptcy or similar event exists, a trustee-in-bankruptcy of the servicer may have the power to prevent either the trustee or the certificateholders from appointing a successor servicer.

     In addition, under federal or state fraudulent transfer laws, a court could, among other things, subordinate the rights of the certificateholders in the receivables to the rights of creditors of DFS or Deutsche BSC, if a court were to find, among other things, that DFS or Deutsche BSC, as applicable, received less than reasonably equivalent value or fair consideration for those receivables and at the time of any transfers were insolvent.

     Payments made in respect of repurchases of receivables by DFS or the seller pursuant to the pooling and servicing agreement may be recoverable by DFS or the seller, as debtor in possession, or by a creditor or a trustee-in-bankruptcy of DFS or the seller as a preferential transfer from DFS or the seller if those payments are made within one year prior to the filing of a bankruptcy case in respect of DFS.

                                 Legal Matters

     Richard C. Goldman, Esq., Chief Legal Officer of the servicer, will render an opinion for the seller regarding certain legal matters relating to each series. Mayer, Brown & Platt, Chicago, Illinois will render an opinion for the seller regarding certain legal matters and certain federal income tax matters relating to each series. Bryan Cave LLP, St. Louis, Missouri will render an opinion for the seller regarding certain legal matters and certain Missouri tax matters relating to each series.


                         Reports to Certificateholders

     The servicer will prepare monthly and annual unaudited reports that will contain information about the trust. The reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. Unless and until definitive Certificates are issued, the reports will be sent only to Cede & Co. which is the nominee of DTC and the registered holder of the offered certificates. See "Description of the Certificates--Book-Entry Registration," and "--Evidence as to Compliance" in this prospectus and "Description of the Certificates--Reports" in the prospectus supplement.


                      Where You Can Find More Information

     We filed a registration statement relating to the certificates with the Securities and Exchange Commission. This prospectus is part of the registration statement, but the registration statement includes additional information.

     You may read and copy any reports, statements or other information we file with the Securities and Exchange Commission at the public reference room of the Securities and Exchange Commission in Washington, D.C., New York, New York or
Chicago, Illinois.   You can request copies of these documents, on payment of a duplicating fee, by writing to the Securities and Exchange Commission. Please call the Securities and Exchange Commission at (800) SEC-0330 for further information on the operation of the public reference rooms. Our Securities and Exchange Commission filings are also available to the public on the Securities and Exchange Commission Internet site (http://www.sec.gov.).

     The Securities and Exchange Commission allows us to "incorporate by reference" information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus. Information that we file later with the Securities and Exchange Commission will automatically update the information in this prospectus. In all cases, you should rely on the later information over different information included in this prospectus or the accompanying prospectus supplement. We incorporate by reference any future reports and proxy materials filed by or on behalf of the trust until we terminate our offering of the certificates.

     As a recipient of this prospectus, you may request a copy of any document we incorporate by reference, except exhibits to the documents -- unless the exhibits are specifically incorporated by reference -- at no cost, by writing or calling us at: Deutsche Financial Services Corporation, 655 Maryville Centre Drive, St. Louis, Missouri 63141, Telephone (314) 523-3000, Attention: General Counsel.

                                   Glossary

                               [To be conformed]

     "Accounts Receivable" means, for any Dealer, all amounts shown on the Dealer's records as amounts payable by a customer in respect of goods or services sold by the Dealer to the customer.

     "Accounts Receivable Business" means the extensions of credit made by DFS or an Approved Affiliate to Dealers in order to finance the Accounts Receivable of the Dealers.

     "Accounts Receivable Financing Agreement" means an accounts receivable financing agreement entered into by DFS or an Approved Affiliate with a Dealer in connection with the Accounts Receivable Business with the Dealer, as amended or modified from time to time.

     "Addition Date" means [       ].

     "Additional Accounts" means each individual revolving credit arrangement established by DFS or an Approved Affiliate with a Dealer in connection with the Floorplan Business, the Accounts Receivable Business, or the Asset Based Lending Business, which account is designated to be included as an Account in the trust.

     "Additional Cut-Off Date" means, for Additional Accounts, the day specified in accordance with the pooling and servicing agreement.

     "Adjustment Payment" means a deposit in the collection account as described below. If the servicer adjusts the amount of any receivable because of a rebate, refund, credit adjustment or billing error to a Dealer, or because the receivable relates to inventory which was refused or returned by a Dealer:

     . the Seller's Participation Amount will be reduced by the amount of the adjustment; and

     . if following that reduction the Pool Balance would be less than the Required Participation Amount for the immediately preceding determination date -- after giving effect to the allocations, distributions, withdrawals and deposits to be made on the distribution date immediately following that determination date --the seller will be required to deposit a cash amount equal to that deficiency -- up to the amount of the adjustment -- into the collection account in immediately available funds on the day on which that adjustment occurs.

     "Approved Affiliate" means (a) Deutsche BSC, but only so long as Deutsche BSC is applying, or causing to be applied, DFS's underwriting guidelines in originating those receivables that it intends to transfer to the seller pursuant to the Receivables Contribution and Sale Agreement or (b) any other affiliate of DFS as to which the Rating Agency Condition has been satisfied.

     "A/R Receivable Overconcentration" on any determination date means the excess of:

          (a) the aggregate of all amounts of principal receivables in accounts created pursuant to Accounts Receivable Financing Agreements on the last day of the calendar month immediately preceding the determination date, over

          (b) 20% of the Pool Balance on the last day of that immediately preceding calendar month.

     "A/R Receivables" means receivables arising from the Accounts Receivable Business.

     "Asset Based Lending Business" means the extensions of credit made by DFS or an Approved Affiliate to Dealers in order to provide loans based on the value of certain assets of the Dealer and secured by a first priority security interest in the assets.

     "Asset Based Lending Financing Agreement" means an asset based lending financing agreement entered into by DFS or an Approved Affiliate and a Dealer in connection with the Asset Based Lending Business with the Dealer, as amended or modified from time to time.

     "Asset Based Receivable Overconcentration" on any determination date means the excess of:

          (a) the aggregate of all amounts of principal receivables in accounts created pursuant to Asset Based Lending Financing Agreements on the last day of the calendar month immediately preceding that determination date, over

          (b) 15% of the Pool Balance on the last day of that immediately preceding calendar month.

     "Asset Based Receivables" means receivables arising from Asset Based Lending Business.

     "Automatic Addition Condition" will mean, for the addition of accounts that:

          . during the calendar quarter in which that addition occurs, the number of new accounts for Dealers that are financing products of the type already being financed by DFS and purchasing those products from Existing Manufacturers does not exceed 5% of the number of all accounts at the end of the preceding calendar quarter,

          . during the twelve months ending at the beginning of that calendar quarter, the number of those new accounts does not exceed 20% of the number of all accounts at the beginning of that twelve month period,

          . the average for the three months preceding the month of that addition of the aggregate balance of receivables that have been SAU or NSF for more than 30 days does not exceed 1.25% of the Pool Balance at the end of the month preceding the month of the addition; and

          . the annualized average for that three month period of the net losses incurred in respect of the receivables does not exceed 1.75% of the Pool Balance at the end of the month preceding the month of the addition.

     "Collateral Security" for a Receivable generally includes the security interest granted by or on behalf of the related Dealer with respect thereto.

     "Dealer" means a person engaged generally in the business of purchasing consumer or commercial products from a manufacturer or distributor of those types of products and holding the products for sale or lease in the ordinary course of business or a person engaged generally in the business of manufacturing or distributing products for sale to dealers in the ordinary course of business.

     "Dealer Overconcentration" on any determination date means,

          (1) for any account with a Dealer other than a Specified Dealer, the excess of:

               (a) the aggregate amount of principal receivables in that account on the last day of the calendar month immediately preceding that determination date, over

               (b) 2% of the Pool Balance on the last day of that immediately preceding calendar month; and

          (2) any account with a Specified Dealer, the excess of (a) the aggregate amount of principal receivables in that account on the last day of the calendar month immediately preceding that determination date over (b) 3% of the Pool Balance as of that immediately preceding calendar month.

     "Defaulted Amount" on any determination date means an amount, which will not be less than zero, equal to:

     . the principal amount, exclusive of the discounted portion that, if collected, would have been treated as a Non-Principal Collection, of receivables that became Defaulted Receivables during the preceding calendar month; less

     . the full amount, exclusive of the discounted portion, of any Defaulted Receivables which may be reassigned to the seller or purchased by the servicer for that calendar month unless certain events of bankruptcy, insolvency, or receivership have occurred regarding either of the seller or the servicer, in which event the Defaulted Amount will not be reduced for those Defaulted Receivables. The pooling and servicing agreement provides that receivables will be charged off as uncollectible in accordance with the servicer's customary and usual policies and procedures for servicing its own comparable revolving Dealer wholesale loan accounts.

     "Defaulted Receivables" on any determination date are:

     (1) all receivables which were Eligible Receivables when transferred to the trust, which arose in an account which became an Ineligible Account after the date of transfer of those receivables to the trust and which remained outstanding for any six consecutive determination dates thereafter; and

     (2) all receivables, other than all Ineligible Receivables, which were charged off as uncollectible for the immediately preceding calendar month.

     DFS's charge-off policy is based on SAU/NSF aging.

     . For "Pay-as-Sold" accounts, see "Description of the Dealer Floorplan Financing Business of DFS--Payment Terms" in this prospectus, receivables which are coded as SAU/NSF are charged off at the end of the month in which those receivables had been so coded for at least 181 days.

     . For delinquent scheduled payment accounts, DFS performs inventory inspections to evaluate its collateral position with the related Dealer as DFS deems necessary. If the inspection reveals an uncollateralized position, the shortage is coded SAU. The SAU will be charged off on or before 181 days.

     . "SAU" is the code on DFS's servicing records representing the unpaid portion of a receivable balance as to which the related product has been sold but not paid in full.

     . DFS's "NSF" code represents checks from customers returned for insufficient funds. DFS's charge off policy may change over time.

     "Definitive Certificates" are defined under "Description of the Certificates -- Definitive Certificates."

     "Delayed Funding Receivable" means a receivable in respect of which the related Floorplan Agreement permits DFS or an Approved Affiliate to delay payment of the purchase price of the related product to the Manufacturer for a specified period after the invoice date for the product. If the Rating Agency Condition is satisfied, then the receivables referred to in the preceding sentence will not be Delayed Funding Receivables and the provisions relating to Delayed Funding Receivables will no longer be of any force or effect.

     "Determination Date" means, for any distribution date, the day that is two business days prior to the distribution date.

     "Deutsche BSC" means Deutsche Business Services Corporation, a Missouri corporation, and its successors in interest.

     "DFS" means Deutsche Financial Services Corporation, a Nevada corporation, and its successors and assigns. For purposes of convenience, this prospectus may sometimes refer to DFS and Deutsche BSC collectively, in their capacities as originators of receivables or as parties to the receivables contribution and sale agreement, as "DFS".

     "Discount Factor" will be calculated as follows:

     . If on any distribution date the Net Receivables Rate for that distribution date less (1) the weighted average of the interest rates, as determined below, for all outstanding series of certificates for that distribution date less (2) the annualized Net Loss Rate -- as defined in the pooling and servicing agreement --for the preceding twelve calendar months is less than 1%, then the Discount Factor for that distribution date will be adjusted upwards, rounded up to the nearest 0.1% -- but in no event will the Discount Factor exceed 1% -- so that the Net Receivables Rate less the rate in clause (1) less the rate in clause (2) will be equal to 1%; and the Discount Factor will remain at the adjusted percentage amount until it is further adjusted by the terms of this sentence or either of the following two sentences.

     . Notwithstanding the foregoing, the seller, at its discretion, may increase or decrease the Discount Factor, but in no event will the Discount Factor exceed 1% or be less than the percentage amount required by the immediately preceding sentence or be greater than the percentage amount required by the next sentence.

     . Notwithstanding the foregoing, if the application of the Discount Factor would cause the Pool Balance to be less than the Required Participation Amount, then the Discount Factor will be the percentage -- which will in no event be less than 0% -- rounded down to the nearest 0.1%, which, when applied, will cause the Pool Balance to at least equal the Required Participation Amount. For purposes of this definition:

               (1) if the interest rate on a class of certificates is calculated as the lesser of (a) a fixed rate or a formula rate and
            (b) the Net Receivables Rate, then the interest rate will be the rate in clause (a); and

               (2) if an interest rate swap agreement provides the interest distributable on a series or class of certificates, then the interest rate for the series or class of certificates will be the interest rate payable to the related swap counterparty.

     "Discount Portion" means, for a receivable, the portion of that receivable equal to the product of the Discount Factor and the balance of the receivable.

     "DTC" means The Depository Trust Company.

     "Early Amortization Event" has the meaning set forth in the prospectus supplement.

     "Early Amortization Period" has the meaning set forth in the prospectus supplement.

     "Eligible Account" means each individual revolving credit arrangement payable in U.S. dollars and established by DFS or an Approved Affiliate with a Dealer in the ordinary course of business pursuant to a Financing Agreement, which arrangement, as of the date of determination with respect thereto:

     . is in favor of a Dealer which is doing business in the United States of America, including its territories and possessions, and which has not been identified by the servicer as being the subject of any voluntary or involuntary bankruptcy proceeding or being in a voluntary or involuntary liquidation,

     . is in existence and maintained and serviced by DFS or an Approved Affiliate and

     . is an account in respect of which no amounts have been charged off as uncollectible.

     Eligible Accounts include accounts in which another lender participates. See "The Dealer Floorplan Financing Business of DFS--Participation Arrangements" in this prospectus. Receivables arising in accounts in which another lender participates include only DFS's undivided interest in the related advance and not the undivided interest of the other lender.

     "Eligible Deposit Account" means either:

     .    a segregated account with an Eligible Institution; or

     . a segregated trust account with the corporate trust department of a depository institution or trust company organized under the laws of the United States or any one of the states -- or any domestic branch of a foreign bank -- having corporate trust powers and acting as trustee for funds deposited in that account, so long as any of the securities of that depository institution or trust company has a credit rating from each rating agency in one of its generic rating categories which signifies investment grade.

     "Eligible Institution" means:

     .    the corporate trust department of the trustee;

     . a depository institution or trust company organized under the laws of the United States or any one of the states, or a domestic branch of a foreign bank, which at all times (1) has either (a) a long-term unsecured debt rating acceptable to each rating agency or (b) a certificate of deposit rating acceptable to each rating agency and (2) is a member of the FDIC.

     "Eligible Investments" means book-entry securities, negotiable instruments or securities of the type contemplated by the pooling and servicing agreement, or any other investment as may be permitted by each Rating Agency without reducing or withdrawing the rating of the certificates of any series.

     "Eligible Receivable" means each receivable:

     . which was originated or acquired by DFS in the ordinary course of business;

     .    which arose under an account that at that time was an Eligible
          Account;

     . which is owned by DFS at the time of sale or contribution by DFS to the seller;

     . which represents the obligation of a Dealer to repay an advance made to or on behalf of the Dealer;

     . which at the time of creation and at the time of transfer to the trust is secured, to the extent required by the related financing agreement, by a perfected first priority security interest -- whether by prior filing, purchase money security interest statutory priority, or subordination agreement from prior filers -- in the products, accounts receivable or other collateral relating thereto; however, the security interest need not be a first priority security interest in the case of a receivable arising in an account for which the payment terms are on a Scheduled Payment Plan basis and the maximum credit line is $250,000 or less, but only if that account was designated as an account on or before the closing date for a series issued in 1994;

     . which was created in compliance in all respects with all requirements of law applicable thereto and pursuant to a floorplan, accounts receivable, asset based lending or unsecured receivable financing agreement which complies in all respects with all requirements of law applicable to any party thereto;

     . for which all consents and governmental authorizations required to be obtained by DFS or the seller in connection with the creation of that receivable or the transfer of that receivable to the trust or the performance by DFS of the floorplan, accounts receivable, asset based lending or unsecured receivable financing agreement pursuant to which that receivable was created, have been duly obtained and are in full force and effect;

     . as to which at all times following the transfer of that receivable to the trust, the trust will have good and marketable title thereto free and clear of all liens arising prior to the transfer or arising at any time, other than liens permitted pursuant to the pooling and servicing agreement;

     . which has been the subject of a valid transfer and assignment from the seller to the trust of all the seller's interest in that receivable, including any proceeds of that receivable;

     . which will at all times be the legal and assignable payment obligation of the related Dealer, enforceable against the Dealer in accordance with its terms except as may be limited by applicable bankruptcy or other similar laws;

     . which at the time of transfer to the trust is not encumbered by any right of rescission, setoff, or any other defense of the Dealer;

     . as to which, at the time of transfer of the receivable to the trust, DFS and the seller have satisfied all their respective obligations regarding that receivable required to be satisfied at that time;

     . as to which, at the time of transfer of the receivable to the trust, neither DFS nor the seller has taken or failed to take any action which would impair the rights of the trust or the certificateholders in that receivable;

     . which constitutes "chattel paper," an "account" or a "general intangible" as defined in Article 9 of the UCC as then in effect in the State of Missouri; however, the financing agreement giving rise to the receivable may, however, be subject by its terms, or by judicial interpretation, to the laws of other states;

     . which was transferred to the trust with all applicable governmental authorizations; and

     . if the receivable has the benefit of a Floorplan Agreement with a Manufacturer, the Floorplan Agreement provides, except as otherwise provided in that agreement -- which may vary among Floorplan Agreements -- that the Manufacturer is obligated to repurchase the products securing the receivable after the servicer repossesses the products following the related Dealer's default. For a description of Floorplan Agreements, see "The Dealer Floorplan Financing Business of DFS--Floorplan Agreements with Manufacturers."

     Delayed Funding Receivables will be Eligible Receivables. Delayed Funding Receivables -- including any collections on those Delayed Funding Receivables and Defaulted Amounts in respect of those Delayed Funding Receivables -- will cease to be included in the trust on the day, if any, on which an Insolvency Event in respect of DFS occurs.

     "Enhancement" means the rights and benefits provided to the certificateholders of any series or class pursuant to any letter of credit, surety bond, cash collateral account, spread account, guaranteed rate agreement, maturity liquidity facility, tax protection agreement, interest rate swap agreement or other similar arrangement. The subordination of any series or class to any other series or class or of the seller's interest to any series or class will be deemed to be an Enhancement.

     "Enhancement Agreement" means any agreement, instrument or document governing the terms of any series Enhancement or pursuant to which any Enhancement is issued or outstanding, as may be amended or modified from time to time.

     "Enhancement Provider" means the provider of any Enhancement, other than any certificateholders the certificates of which are subordinated to any series or class.

     "Existing Manufacturer" means:

     . each Manufacturer with which DFS has entered into a business arrangement, either through a Floorplan Agreement or another arrangement, on or prior to the closing date,

     . each Manufacturer with which DFS enters into a business arrangement after the closing date for a series issued in 1994 so long as the aggregate balances of the receivables relating to that Floorplan Agreement do not exceed the lesser of (a) 1% of the Pool Balance at the beginning of the calendar month in which the addition of the related account occurs and (b) $25 million; and

     . each Manufacturer with which DFS enters into that type a business arrangement after the closing date for a series issued in 1994 and as to which the Rating Agency Condition is satisfied.

     "Financing Agreement" means any Wholesale Financing Agreement, Accounts Receivable Financing Agreement, Asset Based Lending Financing Agreement or Unsecured Receivable Financing Agreement.

     "Floorplan Agreement" means an agreement, entered into by DFS or the related Approved Affiliate and a Manufacturer, as amended or modified from time to time, pursuant to which the Manufacturer agrees, among other matters, to repurchase from DFS or the Approved Affiliate, as applicable, Products sold by the Manufacturer to any of its Dealers and financed by DFS or the Approved Affiliate under a Wholesale Financing Agreement if DFS or the Approved Affiliate acquires possession of the Products because of a default by the Dealer under the Wholesale Financing Agreement, voluntary surrender or other circumstances.

     "Floorplan Business" means the extensions of credit made by DFS or the related Approved Affiliate to Dealers in order to finance Products purchased by Dealers from Manufacturers.

     "Floorplan Receivables" means receivables arising from the Floorplan Business.

     "Global Certificate" means a certificate described in Exhibit A to this prospectus.

     "Ineligible Account" means an Account that at the time of determination is not an Eligible Account.

     "Ineligible Receivable" means, without duplication,

     . any receivable that arises in an Eligible Account, was not an Eligible Receivable at the time of its transfer to the trust and was transferred to the trust,

     . any receivable that, at the time of its transfer to the trust, has been SAU or NSF for more than 30 days and

     . the aggregate of receivables that, at the time of transfer of each of the receivables to the trust, have been SAU or NSF for a period of one to 30 days but only to the extent that the aggregate amount exceeds 0.75% of the Pool Balance at the end of the calendar month.

     "Initial Account" means each individual revolving credit arrangement established by DFS or an Approved Affiliate with a Dealer in connection with the Floorplan Business, Accounts Receivable Business, Asset Based Lending Business or the Unsecured Receivable Business identified in the list delivered to the trustee on the first closing date under the pooling and servicing agreement by the seller.

     "Initial Cut-Off Date" means [                      ].

     "Manufacturer" means a manufacturer, distributor or other vendor engaged generally in the business of manufacturing or distributing products for sale or lease to Dealers in the ordinary course of business.

     "Manufacturer Overconcentration" on any determination date means the excess of:

     (a) the aggregate of all amounts of principal receivables in accounts created pursuant to Floorplan Agreements with a single Manufacturer on the last day of the immediately preceding calendar month, over

     (b) 15% of the Pool Balance on the last day of the immediately preceding calendar month.

     "Miscellaneous Payments" means, for any calendar month, the sum of (a) Adjustment Payments and Transfer Deposit Amounts on deposit in the Collection Account on the related distribution date and (b) Unallocated Principal Collections available to be treated as Miscellaneous Payments pursuant to the pooling and servicing agreement on the distribution date.

     "Non-Principal Collections" means collections of interest, all other non-principal charges, including insurance service fees and handling fees, and Discount Portions under the receivables; provided that all Recoveries will be Non-Principal Collections.

     "Non-Principal Receivables" for any account means all amounts billed to the related Dealer in respect of interest and all other non-principal charges.

     "Overconcentration Amount" on any determination date means the sum of the Asset Based Receivable Overconcentration, the A/R Receivable Overconcentration, the Dealer Overconcentrations, the Manufacturer Overconcentrations, the Product Line Overconcentrations and the Unsecured Receivable Overconcentration on the Determination Date.

     "Overconcentration Default Amount" on any Determination Date means the lesser of (a) the aggregate amount of receivables which became Defaulted Receivables during the calendar month and which arose in an Account that is included in the calculation of the Overconcentration Amount and (b) the Overconcentration Amount on the Determination Date.

     "Participation" means the undivided interest, created pursuant to a Participation Agreement, in a receivable in which a receivable represents the remaining undivided interest.

     "Participation Agreement" means an agreement between DFS or an Approved Affiliate and a lender pursuant to which DFS or the Approved Affiliate, as applicable, conveys to the lender an undivided interest in certain receivables that is pari passu in all respects, other than nonsubordinated interest strips and fees, with the undivided interest retained by DFS or the Approved Affiliate, as applicable.

     "Pay-as-Sold" is described under "The Dealer Floorplan Financing Business of DFS --Payment Terms."

     "Pool Balance" means, as of the time of determination, (a) the aggregate of Principal Receivables, without deducting the Discount Portion, in the trust at the time, other than all Ineligible Receivables, multiplied by (b) 1 minus the Discount Factor.

     "Principal Collections" means collections under the receivables other than Non-Principal Collections.

     "Principal Receivables" for an Account means amounts shown on the servicer's records as receivables, other than the amounts which represent Non-Principal Receivables and Discount Portions, payable by the related Dealer.

     ["Principal Terms" means, for any series: (a) the name or designation; (b) the initial principal amount or method for calculating the amount; (c) the interest rate or method for the determination; (d) the payment date or dates and the date or dates from which interest will accrue; (e) the method for allocating collections to certificateholders; (f) the designation of any series Accounts and the terms governing the operation of any the series Accounts; (g) the monthly servicing fee and the investors' servicing fee;
(h) the enhancement provider for and terms of any form of enhancement with respect thereto; (i) the terms on which the certificates of the series may be exchanged for certificates of another series, repurchased by the seller or remarketed to other investors; (j) the Termination Date; (k) the number of classes of certificates of the series and, if more than one class, the rights and priorities of each the class; (l) the extent to which the certificates of the series will be issuable in temporary or permanent global form (and, in the case, the depositary for the Global Certificate or certificates, the terms and conditions, if any, under which the Global Certificate may be exchanged, in whole or in part, for Definitive Certificates, and the manner in which any interest payable on a temporary or Global Certificate will be paid); (m) whether the certificates of the series may be issued in bearer form and any limitations imposed on those certificates; (n) the priority of the series over any other series; (o) whether the series will be part of a group; and (p) any other terms of the series.]

     "Product Line Overconcentration" on any determination date means, for accounts created pursuant to Wholesale Financing Agreements, the excess of:

     (a) the aggregate of all amounts of principal receivables in those accounts that represent financing for a single product line on the last day of the calendar month immediately preceding the determination date, over

     (b) 25%, or 40% in the case of computer products, of the Pool Balance on the last day of that immediately preceding calendar month.

     "Products" means the commercial and consumer goods financed by DFS or the related Approved Affiliate for Dealers pursuant to a Wholesale Financing Agreement.

     "Rating Agency" means, for any outstanding series or class, each statistical rating agency selected by the seller to rate the certificates of the series or class.

     "Rating Agency Condition" means, for any action, that each Rating Agency will have notified the seller, the servicer and the trustee in writing that the action will not result in a reduction or withdrawal of the rating of any outstanding series or class for which it is a Rating Agency.

     "Receivables Contribution and Sale Agreement" means the agreement among DFS, Deutsche BSC and the seller, governing the terms and conditions under which the seller acquires receivables transferred to the trust.

     "Recoveries" on any determination date means all amounts received, including insurance proceeds, by the servicer during the calendar month immediately preceding the determination date from receivables which have previously become Defaulted Receivables.

     "Removal Date" means [            ].

     "Removal Notice" means [           ].

     "Removed Account" means [           ].

     "Required Participation Amount" for any date means an amount equal to the sum of:

     . the sum of the product for each series of (1) the Required Participation Percentage for that series times (2) the initial invested amount of that series minus the amount of any deposits into its excess funding account in connection with a reduction in the Pool Balance plus the amount of any withdrawals from its excess funding account in connection with an increase in the Pool Balance; plus

     . the Trust Available Subordinated Amount on the immediately preceding determination date, after giving effect to the allocations, distributions, withdrawals and deposits to be made on the distribution date following that determination date.

     "Required Participation Percentage" means, for any series, the percentage specified for that series in the related supplement; provided, however, that the seller may, with ten days' prior notice to the trustee, each rating agency and any Enhancement Provider, reduce the Required Participation Percentage to not less than 100%, so long as the Rating Agency Condition has been satisfied.

     "Revolving Period" is defined in the prospectus supplement.

     "SAU" means, for a receivable, that if the receivable was originally secured by a security interest in a Product, the Product has been sold and the receivable is not paid in full.

     "Scheduled Payment Plans" are defined under "The Dealer Floorplan Financing Business of DFS -- Payment Terms."

     "Seller's Participation Amount" means, at any time of determination, an amount equal to the Pool Balance at the time minus the aggregate Invested Amounts for all outstanding series at the time.

     "Series Cut-Off Date" means, for any series, the date specified as the cut off date in the related supplement.

     "Series Issuance Date" means, for any series, the date on which the certificates of the series are to be originally issued in accordance with the pooling and servicing agreement and the related supplement.

     "Servicer Default" refers to any of the following events:

          (1) failure by the servicer to make any payment, transfer or deposit, or to give instructions to the trustee to make any payment, transfer or deposit or to take action under any Enhancement, on the date the servicer is required to do so under the pooling and servicing agreement, which is not cured within five business days after written notice from the trustee of that failure;

          (2)  failure on the part of the servicer duly to observe or perform:

               (a) its covenant not to create any lien on any receivable which failure has a material adverse effect on the certificateholders and which continues unremedied for a period of 60 days after written notice to it; provided, however, that a Servicer Default will not be deemed to have occurred if the seller or the servicer will have repurchased the related receivables or, if applicable, all the receivables during that period in accordance with the terms and provisions of the pooling and servicing agreement; or

               (b) any other covenants or agreements of the servicer in the pooling and servicing agreement, exclusive of breaches of covenants in respect of which the servicer repurchases the related receivables, as described under "--Servicer Covenants" above, which failure has a materially adverse effect on the certificateholders of any outstanding series and which continues unremedied for a period of 30 days after written notice of that failure to the servicer;

          (3) any representation, warranty or certification made by the servicer in the pooling and servicing agreement or in any certificate delivered pursuant to the pooling and servicing agreement proves to have been incorrect when made, which has a materially adverse effect on the rights of the certificateholders of any outstanding series, and which materially adverse effect continues for a period of 60 days after written notice; provided, however, that a Servicer Default will not be deemed to have occurred if the seller or the servicer will have repurchased the related receivables or, if applicable, all the receivables during that period in accordance with the provisions of the pooling and servicing agreement; or

          (4) the occurrence of certain events of bankruptcy, insolvency or receivership involving the servicer.

     Notwithstanding the foregoing, a delay in or failure of performance referred to under clause (1) above for a period of ten business days or referred to under clauses (2) or (3) for a period of 60 business days, will not constitute a servicer Default if that delay or failure was caused by an act of God or other similar occurrence.

     "Specified Dealer" means, for a Dealer, that on the last day of the immediately preceding calendar month referred to above, any account with the Dealer is among one of the fifteen accounts having the largest amount of all principal receivables in all of the accounts as of that last day.

     "Supplement" means, for any series, a supplement to the pooling and servicing agreement.

     "Tax Opinion" generally means, for any action, an Opinion of Counsel to the effect that, for Federal income and Missouri state income and franchise tax purposes, (a) the action will not adversely affect the characterization of the certificates of any outstanding series or class as debt or as partnership interests, (b) the action will not cause or constitute a taxable event for any certificateholders or the trust and (c) if the action is the issuance of a new series, each class of certificates of the new series will be characterized as debt or as partnership interests.

     "Termination Date" means, for any series, the termination date specified in the related supplement to the pooling and servicing agreement.

     "Transfer Date" means [            ].

     "Transfer Deposit Amount" means, for any receivable reassigned or assigned to the seller or the servicer, as applicable, the amounts specified in the pooling and servicing agreement.

     "Trust Available Subordinated Amount" means, at any time of determination, the sum of the available subordinated amounts, if any, for all outstanding series at the time.

     "Trust Incremental Subordinated Amount" on any Determination Date means the excess, if any, of (a) the Overconcentration Amount on the Determination Date over (b) the Incremental Default Amount for the Determination Date.

     "Trust Invested Amount" means, at any time of determination, the sum of the invested amounts for all outstanding series at the time.

     "Unallocated Principal Collections" means [           ].

     "Wholesale Financing Agreement" means a wholesale financing agreement entered into by DFS or the related Approved Affiliate and a Dealer in order to finance Products purchased by the Dealer from a Manufacturer.

                                                                       Exhibit A

              Global Clearance, Settlement and Tax Documentation
                                  Procedures

     In most circumstances, the certificates offered by this prospectus and the prospectus supplement will be issued only as "global certificates" which are registered and held by a depository. Certificate owners of the global certificates may hold their global certificates through any of DTC, Cedel or Euroclear. The global certificates will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding global certificates through Cedel and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice, which is seven calendar day settlement.

     Secondary market trading between investors holding global certificates through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

     Secondary cross-market trading between Cedel or Euroclear and DTC participants holding global certificates will be effected on a delivery-against-payment basis through the respective depositaries of Cedel and Euroclear and the DTC participants .

     Non-U.S. holders of global certificates may have to pay U.S. withholding taxes unless the holders meet the requirements for exemption from the tax and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

     All global certificates will be held in book-entry form by DTC in the name of Cede & Co., as nominee of DTC. Certificate owners' interests in the global certificates will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Cedel and Euroclear will hold positions on behalf of their participants through their respective depositaries, which in turn will hold their positions in accounts as DTC participants .

     Certificate owners electing to hold their global certificates through DTC will follow the settlement practices applicable to U.S. corporate debt obligations. Certificate owner securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date. Certificate owners electing to hold their global certificates through Cedel or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global certificates will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC Participants. Secondary market trading between DTC participants will be settled using the procedures applicable to U.S. corporate debt obligations in same-day funds.

     Trading between Cedel and/or Euroclear Participants. Secondary market trading between Cedel participants or Euroclear participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

     Trading between DTC seller and Cedel or Euroclear purchaser. When global certificates are to be transferred from the account of a DTC participant to the account of a Cedel participant or a Euroclear participant, the purchaser will send instructions to Cedel or Euroclear through a Cedel participant or Euroclear participant at least one business day before settlement. Cedel or Euroclear will instruct the respective Depositary, as the case may be, to receive the global certificates against payment. Payment will include interest accrued on the global certificates from and including the last coupon payment date to and excluding the settlement date. Payment will then be made by the respective Depositary to the DTC participant's account against delivery of the global certificates. After settlement has been completed, the global certificates will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Cedel participant's or Euroclear participant's account. The global certificates credit will appear the next day according to European time, and the cash debit will be back-valued to, and the interest on the global certificates will accrue from, the value date. The value date would be the preceding day when settlement occurred in New York. If the trade fails and settlement is not completed on the intended value date, the Cedel or Euroclear cash debit will be valued instead on the actual settlement date.

     Cedel participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Cedel or Euroclear. Under this approach, they may take on credit exposure to Cedel or Euroclear until the global certificates are credited to their accounts one day later.

     As an alternative, if Cedel or Euroclear has extended a line of credit to them, Cedel participants or Euroclear participants can elect not to pre-position funds and instead use that credit line to make the funds necessary to process same-day funds settlement available to the respective clearing systems. Under this procedure, Cedel participants or Euroclear participants purchasing global certificates would incur overdraft charges for one day, assuming they cleared the overdraft when the global certificates were credited to their accounts. However, interest on the global certificates would accrue from the value date. Therefore, in many cases the investment income on the global certificates earned during that one-day period may substantially reduce or offset the amount of the overdraft charges, although this result will depend on each Cedel participant's or Euroclear participant's particular cost of funds.

     Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending global certificates to the respective Depositary for the benefit of Cedel participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participant a cross-market transaction will settle no differently than a trade between two DTC participants.

     Trading between Cedel or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Cedel participants and Euroclear participants may employ their customary procedures for transactions in which global certificates are to be transferred by the respective clearing system, through the respective Depositary, to a DTC participant. The seller will send instructions to Cedel or Euroclear through a Cedel participant or Euroclear participant at least one business day before settlement. In these cases, Cedel or Euroclear will instruct the respective Depositary, as appropriate, to deliver the bonds to the DTC participant's account against payment. Payment will include interest accrued on the global certificates from and including the last coupon payment date to and excluding the settlement date. The payment will then be reflected in the account of the Cedel participant or Euroclear participant the following day, and receipt of the cash proceeds in the Cedel participant's or Euroclear participant's account would be back-valued to the value date. The value date would be the preceding day, when settlement occurred in New York. Should the Cedel participant or Euroclear participant have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over that one-day period. If the trade fails and settlement is not completed on the intended value date, receipt of the cash proceeds in the Cedel participant's or Euroclear participant's account would instead be valued on the actual settlement date. Finally, day traders that use Cedel or Euroclear and that purchase global certificates from DTC participants for delivery to Cedel participants or Euroclear participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

          (a) borrowing through Cedel or Euroclear for one day, until the purchase side of the day trade is reflected in their Cedel or Euroclear accounts, in accordance with the clearing system's customary procedures;

          (b) borrowing the global certificates in the U.S. from a DTC participant no later than one day prior to settlement, which would give the global certificates sufficient time to be reflected in their Cedel or Euroclear account in order to settle the sale side of the trade; or

          (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Cedel participant or Euroclear participant.

U.S. Federal Income Tax Documentation Requirements

     A beneficial owner of global certificates holding securities through Cedel or Euroclear, or through DTC if the holder has an address outside the U.S., will be required to pay 30% U.S. withholding tax that generally applies to payments of interest, including original issue discount, on registered debt issued by U.S. Persons, unless (a) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between that beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (b) that beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

     Exemption for non-U.S. Persons (Form W-8 or new Form W-8BEN). Beneficial owners of global certificates that are non-U.S. Persons can obtain a complete exemption form the withholding tax by filing a signed Form W-8--Certificate of Foreign Status. If the information shown on Form W-8--or new Form W-8BEN-- changes a new Form W-8, or new Form W-8BEN, must be filed within 30 days of the change.

     Exemption for non-U.S. Persons with effectively connected income (Form 4224 or new Form W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224--Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States--or New Form W-8ECI--Certificate of Foreign Persons Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States.

     Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001 or new Form W-8BEN). Non-U.S. Persons that are beneficial owners of Global certificates residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate -- depending on the treaty terms -- by filing Form 1001 --Ownership, Exemption or Reduced Rate Certificate, or by filing new Form W-8BEN. If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the certificate owner or his agent whereas new Form W-8BEN must be filed by the beneficial owner.

     Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9--Payer's Request for Taxpayer Identification Number and Certification).

     U.S. Federal Income Tax Reporting Procedure. The beneficial owner of a Global certificate or in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds--the clearing agency, in the case of persons holding directly on the books of the clearing agency. Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year, but Forms W-8, 1001 and 4224 will not be effective after December 31, 2000.

     A new Form W-8BEN, if furnished with a taxpayer identification number ("TIN"), will remain in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect. A new Form W-8BEN, if furnished without a TIN, and a new Form W-8ECI will remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect.

     The term "U.S. Person" means:

     .   a citizen or resident of the United States;

     .   a corporation or partnership organized in or under the laws of the
           United States or any political subdivision of the United States ;

     . an estate, the income of which is includible in gross income for United States tax purposes, regardless of its source; or

     . a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

     This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global certificates. Certificate owners are advised to consult their own tax advisers for specific tax advice concerning their holding and disposing of the global certificates.

     In 1997, final Treasury regulations (the "New Withholding Regulations") were issued that modify certain of the filing requirements with which non-U.S. persons must comply in order to be entitled to an exemption from U.S. withholding tax or a reduction to the applicable U.S. withholding tax rate. Those persons currently required to file Form W-8 or Form 1001 will be required to file new Form W-8BEN, while those persons currently required to file Form 4224 will be required to file new Form W-8ECI. The New Withholding Regulations generally are effective for payments of interest due after December 31, 1999, but Forms W-8, 1001 and 4224 filed prior to that date will continue to be effective until the earlier of December 31, 2000 or the current expiration date of those forms. Prospective investors should consult their tax advisors regarding the effect of the New Withholding Regulations.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

  The following table sets forth the estimated expenses in connection with the offering of the certificates being registered under this Registration Statement, other than underwriting discounts and commissions:


     SEC registration fee ................................     $_________

     Accounting fees and expenses.........................      _________

     Printing and engraving...............................      _________

     Legal fees and expenses..............................      _________

     Trustee fees and expenses............................      _________

     Blue sky fees and expenses...........................      _________

     Rating agency fees...................................      _________

     Miscellaneous........................................      _________

         Total............................................      $
                                                                =========


Item 15. Indemnification of Directors and Officers.

     Article NINTH of the articles of incorporation of Deutsche Floorplan Receivables, Inc. (referred to in that Article as the "Corporation") provides that:

               The Corporation will indemnify any person who is or was a director or officer of the Corporation, with respect to actions taken or omitted by such person in any capacity in which such person serves the Corporation, to the full extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification will continue as to a person who has ceased to be a director or officer, as the case may be, and will inure to the benefit of such person's heirs, executors and personal legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation will not be obligated to indemnify any person in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized in advance, or unanimously consented to, by the Board of Directors of the Corporation. Directors and officers of the Corporation will have the right to be paid by the Corporation expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation. The rights to indemnification and to the advancement of expenses conferred in this Section will not be exclusive of any other right that any person may have or hereafter acquire under these Articles of Incorporation, the By-Laws, any statute, agreement, vote of stockholders or disinterested directors, or otherwise. Any repeal or modification of this Section by the stockholders of the Corporation will not adversely affect any rights to indemnification and to advancement of expenses that any person may have at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

          Section 4 of the by-laws of Deutsche Floorplan Receivables, Inc. (referred to in that Section as the "Corporation") provides as follows:

     4. INDEMNIFICATION.

          (a) The Corporation will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, will not of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (b) The Corporation will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification will have been made in respect of any claim, issue or matter as to which such person will have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought will determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court will deem proper.

          (c) To the extent that a Director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) or (b), or in defense of any claim, issue or matter therein, he will be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

          (d) Any indemnification under subsections (a) and (b) (unless ordered by a court) will be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and
     (b). Such determination will be made (1) by the Board by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (2) if a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

          (e) Expenses incurred by a Director or officer in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of that action, suit or proceeding upon receipt of any undertaking by or on behalf of such Director or officer to repay such amount if it will ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Section. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

          (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Section will not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity holding such office.

          (g) The Corporation will have power to purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Section.

          (h) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section will, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Director, officer, employee or agent and will inure to the benefit of the heirs, executors and administrators of such a person.

     Section 78.7502 of the Nevada Revised Statutes provides that a corporation will have the power (and that in certain circumstances a corporation is required) to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement incurred in connection with the action, suit or proceeding. Section 78.752 of the Nevada Revised Statutes provides that a corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation, for any liability asserted against such person and liability and expenses incurred by such person in such person's capacity as a director, officer, employee or agent, whether or not the corporation has the authority to indemnify such person against such liability and expense.

     Deutsche Bank AG maintains a directors and officers liability insurance policy covering certain direct and indirect subsidiaries, including Deutsche Floorplan Receivables, Inc. In general, the policy insures the officers and directors of Deutsche Floorplan Receivables, Inc. against loss arising from wrongful acts or omissions, limited by the terms and conditions contained in the policy.

Item 16. Exhibits.

     1.1   Form of Underwriting Agreement*
     3.1   Form of Agreement of Limited Partnership of the Registrant*
     4.1   Form of Pooling and Servicing Agreement*
     4.2   Form of supplement (including forms of certificates)*
     5.1   Opinion of Mayer, Brown & Platt as to legality of the Certificates*
     8.1   Opinion of Mayer, Brown & Platt as to certain U.S. tax matters*
     8.2   Opinion of Bryan Cave LLP as to certain Missouri tax matters*
     10.1  Form of Receivables Contribution and Sale Agreement*
     23.1 Consent of Mayer, Brown & Platt (included in exhibits 5.1 and 8.1 hereof)*
     23.2  Consent of Bryan Cave LLP (included in exhibit 8.2 hereof)
     24.1 Power of Attorney (included in Part II of the registration statement filed on March 16, 1999.)


___________________________

*    To be filed by amendment.


Item 17. Undertakings.

(a)  As to Rule 415:

     The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement.

           (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933.

           (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to that information in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

               (b) As to documents subsequently filed that are incorporated by reference:

                    The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

               (c)  As to indemnification:

                    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               (d)  The undersigned Registrant hereby undertakes that:

                     (1) For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Act will be deemed to be part of this Registration Statement as of the time it was declared effective.

                     (2) For the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

               [(e) As to qualification of trust indentures:

                     The undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.]

                 (f) The undersigned Registrant hereby undertakes to file in a current report a Form 8-K or in a post-effective amendment an opinion with respect to any Federal tax consequences material to an investor with regard to a specific series to be issued pursuant to this Registration Statement where such tax consequences, have not been addressed in the prospectus or the prospectus supplement related to such series.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 (and that the security rating requirement will be met at the time of sale) and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri on May 24, 1999.


                      Deutsche Floorplan Receivables, L.P.

                      By: Deutsche Floorplan Receivables, Inc., General Partner


                      By:    /s/ Richard H. Schumacher
                         ----------------------------------------------------
                      Name:      Richard H. Schumacher
                           --------------------------------------------------
                      Title:     President and Treasurer
                            -------------------------------------------------

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.



      Signature                     Title                             Date
      ---------                     -----                             ----

       *                      President and Treasurer               May 24, 1999
---------------------------
   Richard H. Schumacher      (Principal Executive Officer and
                              Principal Financial Officer)

       *                      Senior Vice President and Controller  May 24, 1999
---------------------------
   Stephen J. Gentry            (Principal Accounting Officer)


   /s/ Richard C. Goldman     Director                              May 24, 1999
---------------------------
       Richard C. Goldman


       *                      Director                              May 24, 1999
---------------------------
          C. Don Brown


       *                      Director                              May 24, 1999
---------------------------
          Phil Stout


     *IN WITNESS WHEREOF, Richard C. Goldman has signed this Amendment No. 1 to the Registration Statement on May 24, 1999 on behalf of the officers and directors named above as their attorney-in-fact under a power of attorney.

                                            /s/ Richard C. Goldman
                                     -------------------------------------------
                                                Richard C. Goldman